                                   SUPPLEMENT
                             DATED JANUARY 30, 2007
         TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
      FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.
                                DATED MAY 1, 2006

The SAI is revised as follows effective January 30, 2007:

THE SECTION ENTITLED PROXY VOTING POLICIES AND PROCEDURES AND APPENDIX B ARE HEREBY DELETED IN THEIR ENTIRETY AND REPLACED AS FOLLOWS:

The Boards of Directors believe that the voting of proxies with respect to securities held by each HLS Fund is an important element of the overall investment process. The HLS Funds have delegated the responsibility to vote such proxies to the Funds' investment manager subject to the continuing oversight of the Boards of Directors. The investment manager has delegated to each Sub-adviser the responsibilty to vote proxies. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest. Set forth below is a summary description of the investment manager's and each sub-adviser's policies and procedures. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to Appendix B to this SAI. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC's website at www.sec.gov.

HL INVESTMENT ADVISORS, LLC ("HL ADVISORS")

As the investment manager, HL Advisors delegates all voting responsibilities to the respective sub-adviser of each fund. Each sub-adviser will vote the proxies in accordance with their proxy voting guidelines. The proxy voting guidelines of each sub-adviser have been reviewed by HL Advisors and approved by the Board of Directors of the respective Fund. The detail records relating to the determination of each vote are maintained by each sub-adviser. Annually, each sub-adviser provides HL Advisors with a report for each fund detailing how the sub-adviser voted with respect to each security and issue being voted upon. The Chief Compliance Officer files the proxy voting record with the SEC on Form N-PX on behalf of the funds and maintains a copy of the filing.

HARTFORD INVESTMENT MANAGEMENT COMPANY

The HLS Funds for which Hartford Investment Management Company ("Hartford Investment Management") serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.

WELLINGTON MANAGEMENT COMPANY, LLP

The HLS Fund's for which Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Global Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues, it has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote proxy on behalf of an HLS Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                                   Appendix B
                                Table of contents

1.   Proxy Policy and Guidelines - Hartford Investment Management Company

2.   Proxy Policy and Guidelines - Wellington Management Company LLP

      Proxy Policy and Guidelines - Hartford Investment Management Company

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

PROXY VOTING

DEFINITION OF THE FIRM:

Hartford Investment Management Company (the Firm) is an investment adviser registered with the U. S. Securities and Exchange Commission (SEC), providing advisory services to affiliates, Hartford sponsored mutual funds and third party (client) accounts.

SOURCE CITATION:

Investment Advisers Act of 1940, Rule 206(4)-6, Proxy Voting
Investment Advisers Act of 1940, Rule 204-2, Books and Records to be Maintained by
Investment Advisers Investment Company Act of 1940, Section 30
Investment Company Act of 1940, Rule 30b1-4
Employee Retirement Income Security Act of 1974, Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994)
Glass Lewis & Co. 2006 Proxy Paper Policy Guidelines

BACKGROUND:

The Firm has an increasing array of equity product offerings (fundamental, indexed or quantitative) covering the entire spectrum of market capitalizations. Additionally, the Firm's fixed income clients, on occasion, receive equity securities due to debt restructuring or corporate actions.

Hartford Investment Management Company has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including investment companies registered under the Investment Company Act of 1940. These policies and procedures are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). In addition to U. S. Securities and Exchange Commission requirements governing advisers, Hartford Investment Management proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

POLICY STATEMENT:

The Firm will vote shares in response to proxies solicited by the issuers of such shares in the best long-term interests of our clients as shareholders. Our practice is to examine each proposal from an economic standpoint so that the long-term effect of the vote will ultimately increase shareholder value for our client. Based on our experience in voting proposals, we have found that similar proposals often have different consequences for different companies. Thus, we analyze every proposal to determine what impact it might have for the particular company as well as its industry.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

Portfolio managers are responsible for: reviewing the recommended votes by the third party proxy voting firm hired by the Firm, Glass Lewis & Company ("Glass Lewis"); deciding if the votes are appropriate and in the best interest of the client; and voting accordingly. The Firm will vote only those proxies for which it has proxy-voting authority. The Firm retains the right to decline to accept the authority to vote any client's securities.

Hartford Investment Management's Proxy Voting Policies and Procedures may be amended from time to time by the Firm.

AS A MATTER OF POLICY, HARTFORD INVESTMENT MANAGEMENT:

     - Votes all proxies in the best interests of its clients as shareholders, (i.e., to maximize long-term economic value).

     - Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer and industry in which it is involved.

     - Evaluates all factors it deems relevant when considering a vote, including client directions and other relevant facts and circumstances at the time of the vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     - Identifies and resolves all material proxy-related conflicts of interest between the Firm and its clients in the best interests of the client.

     - Believes that sound corporate governance practices may enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     - Believes that proxy voting is a valuable tool that may be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     - Reviews at least semi-annually the proxy voting record with the Proxy Committee to ensure that proxies are voted in accordance with these Proxy Voting Policies and Procedures; and ensures that procedures, documentation, and reports relating to the voting of proxies are properly prepared and disseminated.

RETENTION OF THIRD-PARTY PROXY SERVICE:

To facilitate the proxy voting process, the Firm has retained Glass Lewis as experts in the proxy voting and corporate governance areas. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Firm will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

recommendations), the Firm may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive proxy research, recordkeeping and reporting services to the Firm through their secure on-line web portal, ViewPoint. Information provided by Glass Lewis includes summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with the Firm.

PROXY VOTING PROCEDURES:

The Firm's Proxy Voting Procedures set forth below contain the guidelines (the "Proxy Voting Guidelines") that the Firm uses in voting specific proposals presented by the boards of directors or shareholders of companies whose shares are held in client portfolios for which the Firm has voting discretion. While the Proxy Voting Procedures set forth general guidelines for voting proxies, each proposal is evaluated on its merits, and the Firm reserves the right to vote proxies in the best long term economic interests of the particular client. The vote entered on a client's behalf with respect to a particular proposal may differ from the guidelines set forth in the Proxy Voting Procedures.

The portfolio manager will compare each proxy against the Proxy Voting Guidelines contained in these Proxy Voting Procedures, and handle as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against") are reviewed by the portfolio manager or his or her designee and voted in accordance with the Proxy Voting Guidelines. The portfolio manager may decide not to vote in accordance with the Proxy Voting Guidelines if the portfolio manager determines that such a vote is in the best interest of the client.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines, and issues for which no guidance is provided in the Proxy Voting Guidelines, are reviewed by the portfolio manager, and voted as he or she determines.

     - Absent a material conflict of interest, the portfolio manager will decide the final vote. Different portfolio managers holding the same securities may

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

          arrive at different voting conclusions for their clients' proxies.

     - If the portfolio manager identifies an apparent conflict of interest, he or she will bring the matter to Investment Compliance, as described below.

RECEIPT OF PROXY:

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. Where the Firm votes proxies on its client's behalf, the client must instruct its custodian bank to deliver all relevant voting material to Glass Lewis.

"MIRROR" OR "ECHO" VOTING:

Except in the cases where it lacks authority, the Firm votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Each investment company in which the Firm's asset allocation fund clients (e.g., asset allocation mutual funds and targeted retirement mutual funds) invest has granted to its respective sub-adviser the authority to vote proxies on its behalf with respect to the assets managed by the sub-adviser. The asset allocation mutual funds advised by the Firm will from time to time hold shares of certain underlying mutual funds ("Affiliated Underlying Funds") that are advised and/or principally underwritten by one or more "control affiliates" of the Firm. The Firm recognizes that if an Affiliated Underlying Fund were to solicit its shareholders with respect to a proxy vote, a material conflict of interest may arise with respect to the Firm if the Firm were to vote such proxies. Accordingly, it is the Firm's policy that proxy votes solicited by any Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures outlined in this paragraph.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES:

The Firm's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:

     - The issuer that is soliciting the Firm's proxy vote is also a client of the Firm or an affiliate;

     - A Firm employee has acquired non-public information about an issuer that is soliciting proxies;

     - A Firm employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and

     - A Firm employee is contacted by management or board member of a company regarding an upcoming proxy vote.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest; the Proxy Committee should be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. The representative from Investment Compliance will document the conflict of interest and the actions taken in the Proxy Committee meeting minutes.

In order to avoid even the appearance of impropriety, the Proxy Committee will not take the Firm's relationship with a company into account, and will vote the company's proxies in the best interest of the Firm's clients, in accordance with the Proxy Voting Policies and Procedures. Notwithstanding the foregoing all proxy votes solicited by an Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures described above. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.

In certain instances, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     SECURITIES LENDING. The Firm's mutual funds and third party (client) accounts may have a securities lending agent. In this case, the Firm may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, the Firm does not know when securities have been lent out and are therefore unavailable to be voted.

     LACK OF ADEQUATE INFORMATION OR UNTIMELY RECEIPT OF PROXY. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

PROXY VOTING GUIDELINES:

Please refer to Appendix A for the Glass Lewis & Co. Proxy Paper Policy Guidelines which define policy guidelines for all voting recommendations.

MONITORING AND ACCOUNTABILITIES:

PROXY COMMITTEE:

The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. The Proxy Committee will meet twice annually and is comprised of a representative from each of the following areas of the Firm:
Investment Law, Investment Compliance, and the Fundamental, Indexed and Quantitative Equity Units of Institutional Asset Management. Meetings may be held in person, by telephone, written consent, or any other means deemed appropriate by the Proxy Committee.

A quorum of the Proxy Committee, which quorum shall consist of at least one representative from Investment Law and Investment Compliance as well as one representative from the relevant equity unit identified above, is necessary to conduct business at any meeting. All actions requiring the approval of the Proxy Committee must be approved by a simple majority of those Proxy Committee members present at a meeting at which business may be conducted. If a majority vote cannot be obtained, the President of the Firm or his/her designee shall have the authority to decide the final vote.

Day-to-day administration of the proxy voting process at the Firm is the responsibility of the portfolio manager of the relevant client account. On a semi-annual basis, the Proxy Committee will conduct a review of the Proxy Agent used with respect to the holdings of a client of the Firm to determine whether the Proxy Agents voted (i) timely and (ii) consistent with the Proxy Agent's stated recommendations. The Proxy Committee's review will consist of a sampling of votes, and will expand to a more comprehensive review in the event that the review of the sample or other circumstances lead the Proxy Committee to believe that the Proxy Agent was likely deficient in voting timely or consistent with its stated recommendations. The Proxy Committee will also consider the performance of the Proxy Agent whose retention is proposed to continue, and will consider the merits of continuing the retention and of retaining other proxy agents. The minutes of the relevant Proxy Committee meeting will reflect these considerations. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are prepared and disseminated as appropriate.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

RECORD KEEPING:

The Firm has retained Glass Lewis to maintain all records of proxies voted and related research analysis. Investment Compliance will keep records of written requests from clients and any written response from the Firm (to either a written or an oral request) and other information pursuant to Section 204-2 of the Advisers Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws. Glass Lewis will maintain these records electronically in their secure "core" server for five years from the end of the fiscal year during which the last entry was made on such record and will be available immediately. Records older than five years would be transferred to a "warehouse" server and be accessible upon request.

REPORTING:

With respect to the Firm's investment company clients, Glass Lewis will create and maintain (or cause to be created and maintained) records of each company's proxy voting record for 12-month periods ended June 30. Investment Compliance will oversee that the required reporting is properly prepared and disseminated. Glass Lewis will compile (or cause to be compiled) the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -    The name of the issuer of the portfolio security;

     - The exchange ticker symbol of the portfolio security (if the symbol is available through reasonably practicable means);

     - The Council on Uniform Securities Identification Procedures cusip number for the portfolio security (if the number is available through reasonably practicable means);

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     -    Whether the matter was proposed by the issuer or by a security holder;

     -    Whether the fund cast its vote on the matter;

     - How the fund cast its vote (e.g. for or against proposal, or abstain; for or withhold regarding election of directors); and

     -    Whether the company cast its vote for or against management.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, upon written request. In addition, the Firm will make specific client information relating to proxy voting available to a client upon reasonable written request.

ACCOUNTABILITY & OVERSIGHT:

Portfolio managers are responsible to review the recommended votes by Glass Lewis and decide if it is appropriate for the client, if it is in the best interest of the client, and vote accordingly. The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated. Investment Compliance will notify the Chief Compliance Officer and the Issue Resolution Council of any violations of the policy.

TRAINING:

Investment Compliance will provide Proxy Voting training to the appropriate Hartford Investment Management portfolio managers and others as required on a periodic basis.

RELATED POLICIES:

Portfolio Holdings Disclosure Policy
Privacy Policy
Records Retention Requirements

REVISION HISTORY:

This policy version amends and supersedes the March 29, 2006 version.


                                        /s/ David M. Znamierowski
                                        ----------------------------------------
                                        signature
                                        David M. Znamierowski
                                        President

                            (GLASS LEWIS & CO. LOGO)

                          PROXY PAPER POLICY GUIDELINES

             AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

                                2006 PROXY SEASON

    For more information about Glass Lewis' policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Vice President of Proxy
          Research and Operations, Robert McCormick at (415) 678-4228.

                                TABLE OF CONTENTS

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS .........    5

   Election of Directors ..................................................    5
      Independence ........................................................    5
      Performance .........................................................    7
      Experience ..........................................................   12
      Other Considerations ................................................   12
      Controlled Companies ................................................   13

   Mutual Fund Boards .....................................................   15
   Separation of the Roles of Chairman and CEO ............................   16
   Declassified Boards ....................................................   17

   Mandatory Director Retirement Provisions ...............................   15
      Director Term Limits ................................................   15
      Director Age Limits .................................................   15

   Requiring Two or More Nominees per Board Seat ..........................   16

   Equity Based Compensation Plans ........................................   20
      Option Exchanges ....................................................   22
      Performance Based Options ...........................................   22
      Linking Pay with Performance ........................................   23

   162(m) Plans ...........................................................   23

   Director Compensation Plans ............................................   24

   Options Expensing ......................................................   24

   Limits on Executive Compensation .......................................   24
      Limits on Executive Stock Options ...................................   25

   Linking Pay to Social Criteria .........................................   25
   Full Disclosure of Executive Compensation ..............................   25

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE ....................   26

   Anti-Takeover Measures .................................................   26
      Poison Pills (Shareholder Rights Plans) .............................   26
      Right of Shareholders to Call a Special Meeting .....................   26
      Shareholder Action by Written Consent ...............................   27

   Authorized Shares ......................................................   27

   Advanced Notice Requirements for Shareholder Ballot Proposals ..........   28

   Voting Structure .......................................................   28
      Cumulative Voting ...................................................   28

      Supermajority Vote Requirements .....................................   29

   Transaction of Other Business at an Annual or Special Meeting
      of Shareholders .....................................................   29

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM .....................   29

   Labor Practices ........................................................   29

   Non-Discrimination Policies ............................................   30

   Military and US Government Business Policies ...........................   30

   Foreign Government Business Policies ...................................   31

   Environmental Policies .................................................   31

   Election of Directors by a Majority Vote ...............................   32

                            THE GLASS LEWIS APPROACH

Glass Lewis views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Our proxy voting advice has a decidedly financial bent. Our recommendations are designed to call institutional investors' attention to the economic consequences of each issue on the ballot and to their potential effect on shareholder value.

In the pages that follow, we detail policy guidelines that inform every voting recommendation we make. This document is not, however, a substitute for careful application of these broad principles to the specific situations facing the companies whose proxies we analyze. We do not blindly adhere to any list of governance or other criteria in crafting our advice. We believe that a "one-size-fits-all" approach to governance or proxy voting will not lead to the sort of value creation that institutional investors seek. That is why we use a contextual approach; one that factors in the reality of the company being analyzed.

Our team consists of professionals with an array of skills and experience, including accountants, bankers, Wall Street analysts, lawyers, financial and economic experts and policy professionals.

                                 POLICY OVERVIEW

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

Glass Lewis looks for talented boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders typically possess the following three characteristics: (1) independence; (2) a record of positive performance; and (3) members with a breadth and depth of experience.

     INDEPENDENCE

     We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member. We believe the existence of personal, familial or financial relationships makes it difficult for a board member to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

     To that end, we classify directors in three categories based on the type of relationships they have with the company:

     1. Independent Director - A director is independent if she has no material(1) financial, familial(2) or other current relationships with the company(3), its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within three to five (3-5) years(4) prior to the inquiry are usually considered to be "current" for purposes of this test.

----------
(1) "Material" as used herein means a relationship where the dollar value exceeds: (i) $25,000 (or where no amount is disclosed) for directors who personally receive compensation for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; (ii) $50,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank or consulting firm where the firm is paid for services but not the individual directly. This dollar limit would also apply to charitable contributions to schools where a board member is a professor, or charities where a board member serves on the board or is an executive and any aircraft and real estate dealings between the company and the director or the director's firm; (iii) 1% of either company's consolidated gross revenue for other business relationships (e.g. where the director is an executive officer of a company that provides or receives services or products to or from the company).

(2) "Familial" as used herein includes a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces and nephews, including in-laws, and anyone (other than domestic employees) who shares such person's home.

(3) "Company" includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

(4) We note that NASDAQ originally proposed a five-year look back period but both it and the NYSE ultimately settled on a three-year look back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former

     2. Affiliated Director - A director is affiliated if she has a material financial, familial(5) or other relationship with the company or its executives, but is not an employee of the company. 6 This includes directors whose employers have a material financial relationship with the Company(7). In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(8)

     3. Inside Director - An inside director is one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view a director who derives more than 50% of total compensation from a company as a result of affiliated transactions with his employer faces a conflict in making decisions between those that are in the best interests of the company versus those in his own best interests. Therefore, we will withhold for such a director.

     Voting Recommendations on the Basis of Independence: Glass Lewis believes that a board will most effectively perform the oversight necessary to protect the interests of shareholders if it is independent. In general, we feel that at least two-thirds of the members of the board should consist of independent directors. In the event that more than one third of the members are affiliated or inside directors, we typically(9) recommend withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold we believe is appropriate.

     We are firmly committed to the belief that only independent directors should serve on a company's audit, compensation, nominating and governance committees(10). We typically

----------
     management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five year look back period to directors who have previously served as executives of the company on an interim basis for less than one year. We consider a director who is currently serving in an interim management position as an insider, a director who served in such a capacity for less than one year and is no longer serving in that capacity as independent and a director who served in such a capacity for over one year but is no longer serving in that capacity as an affiliate for the following five years. Glass Lewis applies a three year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five year look back.

(5) A director is considered an affiliate if he has a family member who is employed by the Company and receives compensation of $100,000 or more per year or the compensation is not disclosed.

(6) In every instance in which a company classifies one of its non-employee directors as non-independent, that director will be classified as an affiliate by Glass Lewis.

(7) We allow a five year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically withhold from directors in such cases for the first five years). If the consulting agreement persists after this five year grace period, we apply the materiality thresholds outlined on page 5.

(8) We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. In addition, and perhaps more importantly, 20% holders may regularly have interests that diverge from those of ordinary holders, for a variety of reasons, including, but not limited to, the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

(9) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, we will express our concern regarding those directors, but we will not recommend withholding from the affiliates or insiders who are up for election just to achieve 2/3rds independence.

(10) We will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock and we believe that there should be a maximum of one director (or no directors if recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

     In addition, we apply heightened scrutiny to avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

     PERFORMANCE

     The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. We look at the performance of these individuals in their capacity as board members and executives of the company and in their roles at other companies where they may have served.

     Voting Recommendations on the Basis of Performance: We disfavor directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend withholding votes from:

          Board Members Generally:

          1. A director who fails to attend a minimum of 75% of the board meetings or 75% of total of applicable committee meetings and board meetings.(11)

          2. A director who belatedly filed a significant form(s) 4 or 5, or has a pattern of late filings if the late filing was the fault of the director. (We look at these forms on a case-by-case basis).

          3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

          4. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

          5. A director who has received two withhold recommendations from Glass Lewis for identical reasons within the prior year at other companies (the same situation must also apply at the company being analyzed).

          6. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

          7. An insider director who derives more than 50% of his income from affiliated transactions with the company.

----------
     the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

(11) However, where a board member has served for less than one full year, we will not typically withhold for failure to attend 75% of meetings. Rather we will note the failure with a recommendation to track this issue going forward. We will also refrain from recommending to withhold from directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

Audit committees play an integral role in overseeing the financial reporting process. "Audit Committee Effectiveness - What Works Best" states:

          "Vibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(12)

When assessing the performance of an audit committee, we are cognizant that an audit committee does not prepare financial statements, is not the party responsible for making the key judgments and assumptions that affect the financial statements, and does not perform an audit of the numbers or disclosures provided to investors. Rather, the role of audit committee member is one of monitoring and overseeing the process and procedures performed by management as well as internal and external auditors. Perhaps the 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

          "A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors - form a 'three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit commit must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process."

For an audit committee to function effectively on behalf of investors, it must include members with sufficient knowledge to carry out their responsibilities in a diligent fashion. In their recommendations related to Audit and Accounting, members of the Conference Board Commission on Public Trust and Private Enterprise stated:

          "Members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(13)

It is important that an audit committee be assessed against the actual decisions that they have made with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, the effectiveness of the internal controls should provide reasonable assurance the financial statements are materially free from errors, and the independence of the external auditors and results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to their judgment and would vote in their favor unless audit committee members or the committee:(14)

----------
(12) Audit Committee Effectiveness - What Works Best. PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

(13) Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

          Audit committee members:(15)

          1. The audit committee chair if the committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

          2. The audit committee chair if the audit committee did not meet at least 4 times during the year.

          3. The audit committee chair if the committee has less than three members.

          4. All audit committee members who sit on more than three public company audit committees unless the audit committee member is a retired CPA, CFO or controller in which case the limit shall be four committees with availability time and capacity.

          5. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total 1/3 or less of the total fees billed by the auditor.

          6. All members of an audit committee where non-audit fees include fees for tax services for senior executives of the company or involve services related to tax avoidance or tax shelter schemes.

          7. All members of an audit committee that re-appointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

          8. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

          9. The audit committee chair(16) if the committee failed to put auditor ratification on the ballot for shareholder approval for the upcoming year and fees for the past two years are reasonable (i.e. audit plus audit-related fees are higher than tax fees and higher than all other fees).

          10. All members of an audit committee if the committee failed to put auditor ratification on the ballot for shareholder approval, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year.

          11. The audit committee chair if the auditor is not up for ratification because the audit committee has not yet selected an auditor for the coming year and (i) the prior auditor was not dismissed, (ii) the prior auditor was dismissed over six months before the annual meeting or (iii) no compelling explanation is disclosed.

          12. All members of an audit committee where the auditor has resigned and reported that a Section 10A Letter(17) has been issued.

          13. All members of an audit committee at a time when material accounting fraud occurred at the company.

----------
(14) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(15) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(16) In all cases, if the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest.

(17) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee / board fail to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a letter to the SEC, referred to as a Section 10A letter. Such letters are a very rare occurrence and should be taken very seriously.

          14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated due to a serious material fraud.

          15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.

          16. All members of an audit committee in a year in which the company and/or its independent auditors report material weaknesses in internal controls and that company's executives had previously certified to investors the controls were effective.

          17. When the company has aggressive accounting policies and or poor disclosure or lack of sufficient transparency in its financial statements.

          18. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (i.e. we recommend against ratification of the auditor).

          19. All members of the audit committee when the company receives a "material weakness" letter from the auditor in their 10-K.

          20. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

          21. All members of the audit committee when the auditor resigns and a material weakness has been disclosed within the past year.

          22. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company.

Sometimes a material restatement of financial statements is accompanied by a report of a material weakness in internal controls by management and/or the independent auditors coupled with filings with the SEC being late. We consider such situations to negatively impact the integrity of the financial statements and call into question the overall monitoring and oversight by the audit committee. As a result, we will vote against all members of an audit committee when this situation occurs (e.g., in tandem, a restatement, report of a material weakness in internal controls and late filings).

          Compensation committee members:(18)

          1. All members of the compensation committee who are currently up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis).(19)

          2. All members of the compensation committee (during the relevant time period) if excessive employment agreements and/or severance agreements were entered into.

          3. All members of the compensation committee if performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained.

          4. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

----------
(18) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(19) Where there has been two CEOs in one year or a large sign-on bonus for an incoming CEO, we will consider not recommending withholding but will defer judgment until next year or for one full year after arrival.

          5. The compensation committee chair, if the compensation committee did not meet during the year, but should have (e.g., executive compensation was restructured or a new executive was hired).

          6. Any member of the compensation committee who has served on the compensation committee of at least two other public companies where compensation is not in line with performance (based on an F grade in our Pay-for-Performance model) and is also suspect at the company in question.

          7. All members of the compensation committee when the company has repriced options within the past two years and we would not have supported the repricing (i.e. officers and directors were allowed to participate).

          8. All members of the compensation committee when vesting of in the money options is accelerated or when fully vested options are granted.

          Governance committee members:(20)

          1. All members of the governance committee(21) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights (i.e., where the proposal received a sufficient number (i.e., at least a majority of shares voting) of shareholder votes to allow the board to implement or take the necessary precursor steps toward implementing that proposal).

          2. The governance committee chair(22) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director(23) has not been appointed unless company performance has been in the top quartile of the company's peers. We note that each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that 2/3 of the board be independent.

          3. In the absence of a nominating committee, the governance committee chair when there are less than five or more than 20 members on the board.

          Nominating committee members:(24)

          1. All members of the nominating committee when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

----------
(20) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regard to the committee chair.

(21) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend withholding from the entire board on this basis.

(22) If the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(23) We believe that one specific independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among certain directors from meeting to meeting, we will recommend withholding votes as if there were no lead or presiding director.

(24) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

          2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., new directors were nominated).

          3. In the absence of a governance committee, the nominating committee chair(25) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director has not been appointed(26) unless company performance has been in the top 25% of the company's peers. Each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that at least 2/3 of companies' boards be independent.

          4. The nominating committee chair when there are less than five or more than 20 members on the board.(27)

     EXPERIENCE

     We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overcompensating executives or with a history of serving on boards where significant and avoidable disasters have occurred, reappearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and every director who serves at 8,000 of the most widely held U.S. companies. We use this database to track service and performance of individual board members across companies.

     Voting Recommendations on the Basis of Experience: We typically recommend that shareholders withhold votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders(28).

     Likewise, we look carefully at the backgrounds of those who serve on the key committees of the board to ensure that they have the required skills and diverse backgrounds to make informed and well-reasoned judgments about the subject matter for which the committee is responsible.

     OTHER CONSIDERATIONS

     In addition to the three key characteristics we analyze in evaluating board members, we consider the following issues in making voting recommendations.

     Voting Recommendations on the Basis of Other Considerations:

     Irrespective of the overall presence of independent directors on the board, we believe that a board should be wholly free of people who have an identifiable and substantial conflict

----------
(25) If the chair of the committee is not specified, we will recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(26) In the absence of both a governance and a nominating committee, we will recommend withholding from the chairman of the board on this basis.

(27) In the absence of both a nominating and a governance committee, we will recommend withholding from the chairman of the board for this issue.

(28) We typically apply a three year look back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

     of interest. Accordingly, we recommend shareholders withhold votes from the following types of affiliated or inside directors under nearly all circumstances.

          Conflict of Interest:

          1. CFO who presently sits on the board. In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to and not sit on the board. During 2005, Glass Lewis voted to withhold on 204 CFOs who sat on their company's boards.

          2. Director who presently sits on an excessive number of boards. A board member who serves as an executive officer of any public company while serving on more than a total of four public company boards and any other director who serves on more than a total of six public company boards typically receives a withhold recommendation from Glass Lewis. The academic literature on this subject suggests that board members spend approximately 200 hours per year per board on which they serve. We believe this limits the number of boards directors can serve on effectively, especially those who are running another company.(29)

          3. Director, or a director who has an immediate family member, who is currently providing consulting or other material professional services to the company. These services may include legal, consulting or financial services to the company. We question the need for the Company to engage in consulting relationships with its directors including legal advisors. We view such relationships as creating conflicts for directors, as they may be forced to weigh their own interests in relation to shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

          4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company that amount to over $25,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of the shareholders they serve. Given the pool of director talent and the limited number of directors on any board, we think shareholders are best served by finding individuals who are unconflicted to represent their interests on the board.

          5. Current interlocking directorships. CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure promotion of shareholder interests above all else.(30)

          6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

----------
(29) We note that our guidelines here are well within the standards set forth by the NACD in its Report of the NACD Blue Ribbon Commission on Director Professionalism, 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in it's Corporate Governance Best Practices: A Blueprint for the Post-Enron Era, 2002, p. 17) which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards and others should not serve on more than six boards.

(30) There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

          While we do not believe that there is a universally applicable optimum board size, we do believe that boards should have a minimum of five directors in order to ensure that there is a sufficient diversity of views and breadth of experience in every decision the board makes and to enable the formation of key board committees with independent directors. At the other end of the spectrum, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

          To that end, we typically recommend withholding for the chairman of the nominating committee at a board with fewer than 5 directors. With boards consisting of more than 20 directors, we typically recommend withholding for all members of the nominating committee (or the governance committee in the absence of a nominating committee).(31)

     CONTROLLED COMPANIES

     Controlled companies present an exception to our independence recommendations. The board of directors' function is to protect the interests of shareholders; however, when a single individual or entity owns more than 50% of the voting shares, then the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not recommend withholding votes from boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

          The independence exceptions that we make for controlled companies are as follows:

          1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

          2. The compensation committee and nominating and governance committee(s) do not need to consist of independent directors.

               a. We believe controlled companies do not need to have standing nominating and corporate governance committees. Although a committee charged with the duties of searching for, selecting and nominating independent directors can be of benefit to all companies, the unique composition of controlled companies' shareholder base makes such a committee both less powerful and less relevant.

               b. We do not require compensation committees at controlled companies to be independent. Although we believe the duties of a committee charged with approving and monitoring the compensation awarded to a company's senior executives would best be executed by independent directors, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

----------
(31) The Conference Board, in its report, Corporate Governance Best Practices, Id. at p. 23, quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

               c. In a similar fashion, controlled companies do not need to have an independent chairman or a lead or presiding director. Although, in our opinion, an independent director in a position of authority on the board - such as the chairman or presiding director - is best able to ensure the proper discharge of the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

          3.   We have no board size requirements for controlled companies.

          We do not make independence exceptions for controlled companies in the case of audit committee membership. Audit committees need to consist solely of independent directors. Regardless of the company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to discharge the duties of audit oversight could present an insurmountable conflict of interest.

          In the case where an individual or entity owns more than 50% of the company's voting power but the company is not deemed a "controlled" company, we lower our independence requirement from 2/3rds to a majority of the board and keep all other standards in place.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's advisor are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, we focus primarily on a short list of requirements.

Similar to other public companies, we apply the following policies at mutual funds we are reviewing:

     1. We believe 3/4ths of the boards of investment companies should be made up of independent directors. This approach is consistent with the proposed SEC rule that would require that 3/4ths of a mutual fund's board be independent. The Investment Company Act currently requires forty percent of the board to be independent but in 2001 the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. We agree that since mutual fund boards play a vital role in overseeing the relationship between the fund and the investment manager hired by the fund, there is need for additional independent oversight than for an operating company board.

     2.   The board should be made up of between five and 20 directors.

     3. The CFO should not serve on the board (this includes the CFO of the fund's advisor).

     4.   The audit committee should consist solely of independent directors.

     5. At least one member of the audit committee should be designated as the audit committee financial expert.

     6.   We do not withhold if the auditor is not up for ratification.

     The following differences from other public companies apply at mutual funds:

     1. We do not recommend withholding votes from any director for the lack of an independent lead or presiding director.

     2. The SEC has proposed that the chairman of the fund board be an independent director. We agree that the roles of chairman and CEO should be separated for a mutual fund's board. Although we believe this would be best at all companies, we recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. We note that seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See comment letter sent SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by the board. This becomes much more complicated when management actually sits on, or chairs, the board.

Presumably the influence of any CEO with his or her board will be supreme. A CEO should be able to set the strategic course for the company, with the blessing of the board, and the board should enable the CEO to carry out his or her vision for accomplishing the board's objectives. Failure to achieve this objective should lead the board to replace that CEO with someone in whom the board has confidence.

It can become difficult for the board to fulfill its role of overseer and policy setter when the CEO/Chairman controls the agenda and the discussion in the boardroom. This can engender CEOs with leverage to entrench their position leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the operation of the business and limitations on independent, shareholder focused goal-setting by the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend shareholders withhold votes from CEOs who serve on or chair the board. However, we do typically encourage our clients to support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that in the long-term it is in the best interests of the company and its shareholders.

In the case of a less than 2/3rds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on the interests of shareholders.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that in a takeover context staggered boards operate to improve shareholder returns. When a staggered board blocks a transaction, research shows shareholders are worse off. For example, one study performed by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(32)

When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(33)

During a March 2004 Glass Lewis Proxy Talk regarding staggered boards, the proponents of staggered boards could not identify research that demonstrated that staggered boards increase shareholder value. On the contrary, the opponents of such a structure marshaled significant support for the proposition that classified boards reduce shareholder value, holding everything else constant. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(34)

We also note that shareholders have increasingly come to agree with this view. In fact, 2005 saw the tide turn in corporate America as now more than 50% of US companies do not have a classified board structure, down from approximately 60% of companies in 2004. Clearly, an increasing number of shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average 61% support among shareholders in 2002, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

----------
(32) Lucian Bebchuk, John Coates, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," December 2002, page 1.

(33) Id. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(34) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Board" (2004).

MANDATORY DIRECTOR RETIREMENT PROVISIONS

DIRECTOR TERM LIMITS

Glass Lewis believes that term limits are typically not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between tenure on the board and a director's performance. Although, on occasion, term limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. Some shareholders also support term limits as a way to force change where boards lack the fortitude to make changes on their own.

In our view, the experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. However, we understand and support the need for periodic director rotation to ensure a fresh perspective in the board room and the generation of new ideas and business strategies. We believe this should be accomplished by the board and not through arbitrary limits. It is our opinion that shareholders can address this issue through the election of directors when necessary.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between age and a director's performance. Age limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. While we understand the support for age limits by some institutions as a way to force change where boards lack the fortitude to make changes on their own, the long term impact of these limits is to restrict experienced and potentially valuable board members from service at an arbitrary cut-off date. The experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. While we understand and support the need for periodic director rotation to ensure a fresh outlook and perspective in the board room and the generation of new ideas and business strategies, we do not believe age limits are the best mechanism to accomplish this goal.

Further, age limits unfairly imply that older directors (or in rare cases, younger) cannot contribute to the oversight of a company. We believe shareholders would be better off focusing their efforts on monitoring the board's approach to corporate governance and their stewardship of the company's performance than imposing "one size fits all" limits that don't necessarily correlate with returns or benefits for shareholders.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

Shareholders have attempted to address lack of access to the ballot by proposing that the board give shareholders a choice of directors for every seat in every election. However, policies that would require the nomination of multiple nominees for each board seat we feel would discourage prospective directors from accepting nominations if they were not confident that they were clearly the board's choice or that they would be elected. Therefore, generally Glass Lewis will vote against such proposals.

II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

We believe the role of the auditor as a gatekeeper is crucial in ensuring the integrity and transparency of financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do thorough analysis of the company's books to ensure that the information ultimately provided to shareholders is complete, accurate, fair and a reasonable representation of the company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about the fiscal health of the company.

In our view, shareholders should demand the services of an objective and well-qualified auditor at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the public they serve. Almost without exception, shareholders should be given the opportunity to review the performance of the auditor annually and ratify the board's selection of an auditor for the coming year.

     Voting Recommendations regarding Ratification of the Auditor: We generally support management's recommendation regarding the selection of an auditor except in cases where we believe the independence of a returning auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, we typically recommend withholding votes from the chairman of the audit committee of the board and when there have been material restatements of annual financial statements or material weakness in internal controls reported, from the entire audit committee in exceptional situations.

     Reasons why we may not recommend ratification of the auditor include:

          - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

          - If there have been any recent material restatements of annual financial statements, including those resulting in material weaknesses in internal controls being reporting or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).(35)

          - When the auditor performs prohibited services such as tax shelter work, tax services for the CEO or CFO, or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

          - When audit fees are excessively low, especially when compared with other companies in the same industry.

          -    When the company has aggressive accounting policies.

          - When the company has poor disclosure or lack of transparency in its financial statements.

----------
(35) An auditor does not perform an audit of interim financial statements and accordingly, in general, we do not believe should be opposed due to a restatement of interim financial statements, unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

          - Where the auditor had specifically limited its liability through its contract with the company.

          - We also look for other relationships or issues of concern with the auditor that might suggest a conflict between the interests of the auditor and the interests of shareholders.

     We typically support audit related proposals regarding:

          - Mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

The question often raised in proxy proposals related to pension accounting is what effect, if any, projected returns on employee pension assets should have on the Company's net income. This issue often comes up in the context of executive compensation and the extent to which pension accounting should be reflected in the performance of the business for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. However, the area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Other than in exceptional circumstances (e.g. where the Company does not adequately disclose information about its contributions to shareholders or where the Company has a history of abuse in the donation process) we believe that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting such proposals on a case by case basis if the company has substantially and consistently underperformed its peers and has been subject to regulatory action resulting from its political donations.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation plans with a detailed model and analyst review. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.

We recognize that equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, we take factors such as the administration of the plan, the method and terms of exercise, repricing history and express or implied rights to reprice, the presence of evergreen provisions and other factors into account in our model and analysis.

Our analysis is decidedly quantitative and focused on the cost of the plan as compared to the operating metrics of the business. We run twenty different analyses, comparing the program with both absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Importantly, our analysis differs from that of other advisors who have developed models for determining whether an option plan is excessive. The principal differences between our approaches (as we understand the various approaches of others) are: (i) we use a measure of expected annual expense of the program and compare that expense against operating metrics of the business to assist in determining whether the plan is excessive in light of the Company's performance;
(ii) we compare overall expected annual cost to the enterprise value of the firm, rather than to market capitalization because the employees, managers and directors of the firm are engaged in creating enterprise value not necessarily market capitalization (the biggest difference can be seen for a company where cash represents the vast majority of market capitalization); and (iii) our approach does not rely exclusively on relative comparisons with averages because we believe that academic literature proves that there are some absolute limits.

We evaluate option plans based on ten overarching principles:

     -    Companies should seek more shares only when they need them.

     - Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

     - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

     -    Annual net share count and voting power dilution should be limited.

     - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

     - The expected annual cost of the plan should be proportional to the value of the business.

     - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

     - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     -    Plans should not permit re-pricing of stock options.

     - Plans should not contain excessively liberal administrative or payment terms.

          OPTION EXCHANGES

          Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial, real downside risk in owning stock and we believe that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally. We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined ab initio to take on unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters the value of the stock option in the first instance; options that will practically never expire deeply out of the money are worth far more than options that have such a risk. In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to a re-trade.

          There is one circumstance in which a repricing or option exchange program is acceptable, namely, if the value of a stock has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original equity-based compensation "bargain" was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

               (i) officers and board members do not participate in the program;

               (ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

               (iii) the exchange is value neutral or value creative to
                     shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs; and

               (iv) management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

          PERFORMANCE BASED OPTIONS

          We regularly encounter shareholder requests that the board adopt a policy basing a significant portion of future stock option grants to senior executives on performance. Typically, performance-based options are defined as those whose exercise price is linked to an industry peer group stock performance index.

          Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

          Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. If the board believes in performance-based compensation for executives, then these proposals typically will not hamper the board's ability to create such compensation plans.

          We generally recommend that shareholders vote in favor of performance based option requirements.

LINKING PAY WITH PERFORMANCE

Glass Lewis strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Our model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee's performance.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. We also believe that this provision allows shareholders to provide important review and consent of executive compensation, a subject that has raised some troubling concerns at several companies over the past few years.

We believe it is best practice for companies to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. In order to allow for meaningful shareholder review, we prefer that these proposals generally include: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Where companies fail to provide at least a list of performance targets or one of either a total pool or individual maximum or where the proposed plan is excessive when compared with those of the companies' peers and there are other extenuating circumstances, we typically recommend against the plan. The company's track record of aligning pay with performance (as evaluated using our proprietary Pay-for-Performance model) also plays a role in our recommendation on this issue. Where a company has a track record of reasonable pay relative to the performance of the business, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value of having the option of special compensation arrangements for continued exceptional performance. Like all other issues we review, our analysis of these situations attempts to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit given the fact that shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

OPTIONS EXPENSING

Glass Lewis strongly supports the expensing of stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies refuse to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.(36)

We will always recommend a vote in favor of a proposal to expense stock options.

LIMITS ON EXECUTIVE COMPENSATION

----------
(36) The Conference Board's Commission on Public Trust, in its report, Corporate Governance Best Practices at p. 28, notes in its "Key Recommendations on Executive Compensation" that "Fixed-price stock options should be expensed on financial statements of public companies. The costs associated with equity-based compensation should be reported on a uniform and consistent basis by all public companies in order to provide clear and understandable comparability."

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with its peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.

     LIMITS ON EXECUTIVE STOCK OPTIONS

     Stock options are a common form of compensation for senior executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend that our clients oppose caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA

Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. Shareholders can hold the board's compensation committee accountable for the compensation awarded through the election of directors.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company's pay is keeping pace with its performance. However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use information based on the individual level except in the case of senior corporate officers. Moreover, it will rarely be in the interests of shareholders to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could also create internal personnel issues that would be counterproductive for the company and its shareholders.

While we are in favor of full disclosure for senior executives and we view information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, we do not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE


ANTI-TAKEOVER MEASURES

     POISON PILLS (SHAREHOLDER RIGHTS PLANS)

     Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

     We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this, where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. This issue is different from other matters that are typically left to the board's discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring shareholders have a voice is the only way to safeguard their interests.

     In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause. We will consider supporting a poison pill plan if the provisions of the qualifying offer clause include the following attributes: (i) the form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to make amendments to the offer, to reduce the offer or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

     RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

     Glass Lewis strongly supports the right of shareholders to call special meetings. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to call special meetings that do not specify a minimum threshold, we will support them because the possible abuse of the right to call shareholder meetings is outweighed by the benefit to shareholders of having that right.

     SHAREHOLDER ACTION BY WRITTEN CONSENT

     Glass Lewis strongly supports the right of shareholders to act by written consent. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to act by without specifying a minimum threshold, we will support them based on the belief that shareholders are better off with this right than without it. However, when proposals are presented to allow shareholders the opportunity to act by written consent even without a specified minimum threshold, we will support them because the possible abuse of the right to act by written consent is outweighed by the benefit to shareholders of having that right.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     (i) Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary. First, we look at the historical stock pre-split price, if any. Second, we consider the current share price relative to the price in the prior 52 weeks to assess the current price relative to the Company's most common trading price over that period. Finally, we consider some absolute limits on stock price that in our view either always make a stock split appropriate if desired by management or conversely would almost never be a reasonable price at which to split a stock.

     (ii) Shareholder Defenses - Additional authorized shares could be used to bolster the efficacy of takeover defenses such as a "poison pill." The fact that the additional shares could be used to defend or discourage a hostile takeover is often discussed as a reason for a requested increase in the proxy. Glass Lewis is typically against such defenses and, therefore, will oppose actions intended to increase the efficacy of such defenses.

     (iii) Financing for Acquisitions - We look to see whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

     (iv) Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's recent history of capitalization and whether or not


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

          the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe it is best for shareholders to have the opportunity to review and vote on all proposals and director nominees that arise. Shareholders can always vote against those proposals that appear with little prior notice. However, shareholders, as owners of the business, are capable of identifying those issues where they have sufficient information and ignoring those where they do not. Setting arbitrary notice restrictions simply limits the opportunity for shareholders to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

Accordingly, we typically recommend that shareholders vote against these proposals.

VOTING STRUCTURE

     CUMULATIVE VOTING

     Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, shareholders need the protections of cumulative voting to ensure their voices are heard. Glass Lewis believes that cumulative voting generally operates as a safeguard for shareholders by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.


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

     The recent academic literature on this subject indicates that where a highly independent board is in place and the company has a shareholder friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

     Accordingly, we review these proposals on a case-by-case basis factoring in the independence of the board and the status of the company's governance structure. However, we typically find that these proposals are on ballots where independence is lacking and appropriate checks and balances that favor shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

     SUPERMAJORITY VOTE REQUIREMENTS

     Glass Lewis believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests. One key example is in the takeover context where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. We feel strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

LABOR PRACTICES

Glass Lewis believes that labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is our opinion that management is in the best position to determine appropriate practices in the context of its business. Shareholders can hold directors accountable for company decisions related to labor issues through the election of directors. However, in situations where a company's labor practices and its ramifications (through legal or market action) threatens to affect the performance


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

of the company, Glass Lewis will consider supporting proposals regarding labor practices on a case by case basis.

     For example, at Wal-Mart's annual meeting in 2005 we recommend a vote in favor of a shareholder proposal to have the company prepare an equal employment opportunity report. We felt that there was significant potential economic exposure stemming from lawsuits and a federal investigation, both regarding the company's labor practices.

     In our view, Wal-Mart's shareholders deserved to know if their company had engaged in discriminatory employment practices that made it vulnerable to lawsuits and a variety of potential economic losses stemming from the suits and potential negative market reaction. In addition, we felt the shareholders should be informed about the specific steps that Wal-Mart is taking to address these issues that could have a negative impact on the stock price.

NON-DISCRIMINATION POLICIES

Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses. Board members are accountable to shareholders for the decisions they make about these issues when they face re-election.

REIMBURSEMENT OF SOLICITATION EXPENSES

Glass Lewis feels that in some circumstances, replacing some or all directors on a company's board is warranted where the incumbent director or directors have failed in their oversight of management in failing to take action to address continuous poor performance. In those cases where a dissident shareholder is seeking reimbursement for their expenses and has received the support of a majority of shareholders, Glass Lewis will generally recommend in favor of reimbursing the dissident for expenses incurred in waging the contest. In those rare cases where a shareholder has put their own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of their expenses by the company and other shareholders who, by virtue of their majority vote for the dissident, have expressed their concurrence with the dissident and who will share in the improved company performance. However, contests are expensive and distracting to the management and the board. Therefore, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support their candidate or candidates.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.


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

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Glass Lewis believes that management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable on these issues when they face re-election. It is our opinion that management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics. However, Glass Lewis would consider supporting such proposals if they address specific issues that pose a substantial long-term risk to the company.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Repeatedly over the past several decades, shareholders have sought a mechanism by which they might have a genuine voice in the election of directors at companies where they hold an interest. Most of these efforts have centered on regulatory change, the latest iteration of which is the proxy access debate that has taken place at the SEC over the past three years, which appears to have stalled. The proposal here is, in our view, an effort to make the case for shareholder impact on director elections on a company specific basis. While this proposal would not give shareholders the opportunity to nominate directors or lead to elections in which shareholders have a choice among candidates for the board, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a very favorable outcome for shareholders.

During 2005, Glass Lewis tracked 56 precatory proposals to require a majority vote to elect directors. The average vote in favor was 38% and only 7 proposals received a majority of votes cast. The vote in favor ranged from 68% at Northrop Grumman to 16% at Amazon. The one binding proposal, at Paychex received only 20% of votes cast in favor, substantially below the average.

Today, most companies elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of any nominee (including himself, if the director is a shareholder) that nominee "wins" the election and assumes a seat on the board of directors. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

If a majority vote standard were implemented, a director would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe is not or will not pursue their best interests. We


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

think this very minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future. We believe a majority vote standard is overwhelmingly likely to lead to more attentive directors and very occasional use of this power to keep from obtaining a seat on the board a nominee who has a clear track record of ignoring shareholder interests in favor of personal or other interests that conflict with those of investors.

There are various initiatives begun to study the issue of majority versus plurality voting. The ABA Committee on Corporate Laws of the Section of Business Law is studying the issue in anticipation of recommending changes to the Model Business Corporation Act (the "Model Act") relating to voting by shareholders for the election of directors. In June it issued for comment a Discussion Paper in which it analyzed the issue in detail and identified certain alternatives to plurality voting. According to the Discussion Paper, plurality was adopted as a standard to address the concern over "failed elections" where a nominee did not receive a majority vote. However, it was not until 1987 that, due to the increasing number of corporate takeovers, Delaware corporate law was changed to make plurality the default standard to address the potential for failed elections resulting from contests.

Comments on the Discussion Paper were received from investors, companies and other groups, including the Task Force on Shareholder Proposals of the ABA Committee on Federal Regulation of Securities, which discussed proxy solicitation and disclosure considerations under the federal securities laws that would be implicated by a change from the traditional plurality vote requirement. A committee of the Delaware Bar Association also has undertaken a review of the pertinent provisions of Delaware corporate law. A working group consisting of representatives of various union retirement funds and companies is also studying the issue. While none of the groups has yet made a final determination, the ABA committee published its preliminary report on January 17, 2006 with a recommendation that stops short of changing the near universal plurality standard to a majority standard in the Model Act. However, the committee does recommend allowing shareholders at companies to implement a form of majority voting by amending the company's bylaws. Further, the committee has proposed a statutory method to require resignations of directors who fail to receive a majority vote.

In response to the high level of support shareholder votes on majority voting are garnering, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. Theses steps range from requiring directors that receive a majority of withhold votes to submit a letter of resignation (Pfizer) to actually requiring a majority vote of outstanding shares to elect directors (ADP). However, a small number of companies like Lockheed Martin have had a longstanding requirement of a majority of outstanding shares, a higher standard than votes cast, to elect a director.

However, we feel the Pfizer (or modified) approach does not go far enough because simply requiring a director to submit a resignation would still not require a majority vote to elect a director and would still not allow shareholders' input into the nomination process. Further, under the modified approach the Corporate Governance Committee could reject resignation and, even if it accepts it, the Corporate Governance Committee decides on the director's replacement. Finally, since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

Therefore, Glass Lewis will generally support proposals calling for the election of directors by a majority vote unless it would clearly disadvantage the company or put shareholders at risk.


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

        Proxy Policy and Guidelines - Wellington Management Company LLP

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

INTRODUCTION                Wellington Management Company, LLP ("Wellington
                            Management") has adopted and implemented policies
                            and procedures that it believes are reasonably
                            designed to ensure that proxies are voted in the
                            best economic interests of its clients around the
                            world.

                            Wellington Management's Global Proxy Voting
                            Guidelines, included as pages 6-12 of these Global
                            Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting
                            Guidelines.

STATEMENT OF POLICIES       As a matter of policy, Wellington Management:

                            1
                            Takes responsibility for voting client proxies only
                            upon a client's written request.

                            2
                            Votes all proxies in the best interests of its
                            clients as shareholders, i.e., to maximize economic
                            value.

                            3
                            Develops and maintains broad guidelines setting out
                            positions on common proxy issues, but also considers
                            each proposal in the context of the issuer,
                            industry, and country or countries in which its
                            business is conducted.

                            4
                            Evaluates all factors it deems relevant when
                            considering a vote, and may determine in certain
                            instances that it is in the best interest of one or
                            more clients to refrain from voting a given proxy
                            ballot.


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                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            5
                            Identifies and resolves all material proxy-related
                            conflicts of interest between the firm and its
                            clients in the best interests of the client.

                            6
                            Believes that sound corporate governance practices
                            can enhance shareholder value and therefore
                            encourages consideration of an issuer's corporate
                            governance as part of the investment process.

                            7
                            Believes that proxy voting is a valuable tool that
                            can be used to promote sound corporate governance to
                            the ultimate benefit of the client as shareholder.

                            8
                            Provides all clients, upon request, with copies of
                            these Global Proxy Policies and Procedures, the
                            Global Proxy Voting Guidelines, and related reports,
                            with such frequency as required to fulfill
                            obligations under applicable law or as reasonably
                            requested by clients.

                            9
                            Reviews regularly the voting record to ensure that
                            proxies are voted in accordance with these Global
                            Proxy Policies and Procedures and the Global Proxy
                            Voting Guidelines; and ensures that procedures,
                            documentation, and reports relating to the voting of
                            proxies are promptly and properly prepared and
                            disseminated.

RESPONSIBILITY AND          Wellington Management has a Corporate Governance
OVERSIGHT                   Committee, established by action of the firm's
                            Executive Committee, that is responsible for the
                            review and approval of the firm's written Global
                            Proxy Policies and Procedures and its Global Proxy
                            Voting Guidelines, and for providing advice and
                            guidance on specific proxy votes for individual
                            issuers. The firm's Legal Services Department
                            monitors regulatory requirements with respect to
                            proxy voting on a global basis and works with the
                            Corporate Governance Committee to develop policies
                            that implement those requirements. Day-to-day
                            administration of the proxy voting process at
                            Wellington Management is the responsibility of the
                            Corporate Governance Group within the Corporate
                            Operations Department. In addition, the Corporate
                            Governance Group acts as a resource for portfolio
                            managers and research analysts on proxy matters, as
                            needed.


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

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

STATEMENT OF PROCEDURES     Wellington Management has in place certain
                            procedures for implementing its proxy voting
                            policies.

General Proxy Voting        AUTHORIZATION TO VOTE. Wellington Management will
                            vote only those proxies for which its clients have
                            affirmatively delegated proxy-voting authority.

                            RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington
                            Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                            RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                            RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                            PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington
                            Management's Global Proxy Voting Guidelines, and handled as follows:

                            - Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy
                                 Voting Guidelines (i.e., "For", "Against",
                                 "Abstain") are reviewed by the Corporate
                                 Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

                            - Issues identified as "case-by-case" in the Global Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.


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

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                            MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND
                            RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate
                            Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.
                            In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate
                            Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                            If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
                            Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate
                            Governance Committee should convene. Any Corporate
                            Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations        In certain instances, Wellington Management may be
                            unable to vote or may determine not to vote a proxy
                            on behalf of one or more clients. While not
                            exhaustive, the following list of considerations
                            highlights some potential instances in which a proxy
                            vote might not be entered.

                            SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington
                            Management does not know when securities have been lent out and are therefore unavailable to be voted.
                            Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington
                            Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.


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

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares.
                            The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                            In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington
                            Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                            LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF
                            PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington
                            Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION      Wellington Management maintains records of proxies
                            voted pursuant to Section 204-2 of the Investment
                            Advisers Act of 1940 (the "Advisers Act"), the
                            Employee Retirement Income Security Act of 1974, as
                            amended ("ERISA"), and other applicable laws.

                            Wellington Management's Global Proxy Policies and
                            Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy
                            Policies and Procedures, including the Global Proxy
                            Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.


Wellington Management Company, LLP                                        Page 5

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

INTRODUCTION                Upon a client's written request, Wellington
                            Management Company, LLP ("Wellington Management")
                            votes securities that are held in the client's
                            account in response to proxies solicited by the
                            issuers of such securities. Wellington Management
                            established these Global Proxy Voting Guidelines to
                            document positions generally taken on common proxy
                            issues voted on behalf of clients.

                            These Guidelines are based on Wellington
                            Management's fiduciary obligation to act in the best economic interest of its clients as shareholders.
                            Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting
                            Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                            Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES           COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                            -    Election of Directors:             Case-by-Case

                                 Wellington Management believes
                                 that shareholders' ability to
                                 elect directors annually is the
                                 most important right
                                 shareholders have. We generally
                                 support management nominees, but
                                 will withhold votes from any
                                 director who is demonstrated to
                                 have acted contrary to the best
                                 economic interest of
                                 shareholders. We may withhold
                                 votes from directors who failed
                                 to implement shareholder
                                 proposals that received majority
                                 support, implemented dead-hand
                                 or no-hand poison pills, or
                                 failed to attend at least 75% of
                                 scheduled board meetings.


Wellington Management Company, LLP                                        Page 6

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                            -    Classify Board of Directors:       Against

                                 We will also vote in favor of
                                 shareholder proposals seeking to
                                 declassify boards.

                            -    Adopt Director Tenure/Retirement   Against
                                 Age (SP):

                            -    Adopt Director & Officer           For
                                 Indemnification: We generally
                                 support director and officer
                                 indemnification as critical to
                                 the attraction and retention of
                                 qualified candidates to the
                                 board. Such proposals must
                                 incorporate the duty of care.

                            -    Allow Special Interest             Against
                                 Representation to Board (SP):

                            -    Require Board Independence:        For
                                 Wellington Management believes
                                 that, in the absence of a
                                 compelling counter-argument or
                                 prevailing market norms, at
                                 least 65% of a board should be
                                 comprised of independent
                                 directors, with independence
                                 defined by the local market
                                 regulatory authority. Our
                                 support for this level of
                                 independence may include
                                 withholding approval for non-
                                 independent directors, as well
                                 as votes in support of
                                 shareholder proposals calling
                                 for independence.

                            -    Require Key Board Committees to    For
                                 be Independent. Key board
                                 committees are the Nominating,
                                 Audit, and Compensation
                                 Committees. Exceptions will be
                                 made, as above, in respect of
                                 local market conventions.

                            -    Require a Separation of Chair      For
                                 and CEO or Require a Lead
                                 Director:

                            -    Approve Directors' Fees:           For

                            -    Approve Bonuses for Retiring       Case-by-Case
                                 Directors:

                            -    Elect Supervisory                  For
                                 Board/Corporate Assembly:

                            -    Elect/Establish Board Committee:   For


Wellington Management Company, LLP                                        Page 7

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                            -    Adopt Shareholder                  Case-by-Case
                                 Access/Majority Vote on Election
                                 of Directors (SP):

                                 Wellington Management believes
                                 that the election of directors
                                 by a majority of votes cast is
                                 the appropriate standard for
                                 companies to adopt and therefore
                                 generally will support those
                                 proposals that seek to adopt
                                 such a standard. Our support for
                                 such proposals will extend
                                 typically to situations where
                                 the relevant company has an
                                 existing resignation policy in
                                 place for directors that receive
                                 a majority of "withhold" votes.
                                 We believe that it is important
                                 for majority voting to be
                                 defined within the company's
                                 charter and not simply within
                                 the company's corporate
                                 governance policy.

                                 Generally we will not support
                                 proposals that fail to provide
                                 for the exceptional use of a
                                 plurality standard in the case
                                 of contested elections. Further,
                                 we will not support proposals
                                 that seek to adopt a majority of
                                 votes outstanding (i.e., total
                                 votes eligible to be cast as
                                 opposed to actually cast)
                                 standard.

                            MANAGEMENT COMPENSATION

                            -    Adopt/Amend Stock Option Plans:    Case-by-Case

                            -    Adopt/Amend Employee Stock         For
                                 Purchase Plans:

                            -    Approve/Amend Bonus Plans:         Case-by-Case

                                 In the US, Bonus Plans are
                                 customarily presented for
                                 shareholder approval pursuant to
                                 Section 162(m) of the Omnibus
                                 Budget Reconciliation Act of
                                 1992 ("OBRA"). OBRA stipulates
                                 that certain forms of
                                 compensation are not tax-
                                 deductible unless approved by
                                 shareholders and subject to
                                 performance criteria. Because
                                 OBRA does not prevent the
                                 payment of subject compensation,
                                 we generally vote "for" these
                                 proposals. Nevertheless,
                                 occasionally these proposals are
                                 presented in a bundled form
                                 seeking 162 (m) approval and
                                 approval of a stock option plan.
                                 In such cases, failure of the
                                 proposal prevents the awards
                                 from being granted. We will vote
                                 against these proposals where
                                 the grant portion of the


Wellington Management Company, LLP                                        Page 8

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                            proposal fails our guidelines for the
                            evaluation of stock option plans.

                            -    Approve Remuneration Policy:       Case-by-Case

                            -    Exchange Underwater Options:       Case-by-Case

                                 Wellington Management may
                                 support value-neutral exchanges
                                 in which senior management is
                                 ineligible to participate.

                            -    Eliminate or Limit Severance       Case-by-Case
                                 Agreements (Golden Parachutes):

                                 We will oppose excessively
                                 generous arrangements, but may
                                 support agreements structured to
                                 encourage management to
                                 negotiate in shareholders' best
                                 economic interest.

                            -    Shareholder Approval of Future     Case-by-Case
                                 Severance Agreements Covering
                                 Senior Executives (SP):

                                 We believe that severance
                                 arrangements require special
                                 scrutiny, and are generally
                                 supportive of proposals that
                                 call for shareholder
                                 ratification thereof. But, we
                                 are also mindful of the board's
                                 need for flexibility in
                                 recruitment and retention and
                                 will therefore oppose
                                 limitations on board
                                 compensation policy where
                                 respect for industry practice
                                 and reasonable overall levels of
                                 compensation have been
                                 demonstrated.

                            -    Expense Future Stock Options       For
                                 (SP):

                            -    Shareholder Approval of All Stock  For
                                 Option Plans (SP):

                            -    Disclose All Executive             For
                                 Compensation (SP):

                            REPORTING OF RESULTS

                            -    Approve Financial Statements:      For

                            -    Set Dividends and Allocate         For
                                 Profits:


Wellington Management Company, LLP                                        Page 9

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                            -    Limit Non-Audit Services
                                 Provided by Auditors (SP):         Case-by-Case

                                 We follow the guidelines
                                 established by the Public
                                 Company Accounting Oversight
                                 Board regarding permissible
                                 levels of non-audit fees payable
                                 to auditors.

                            -    Ratify Selection of Auditors and
                                 Set Their Fees:                    Case-by-Case

                                 Wellington Management will
                                 generally support management's
                                 choice of auditors, unless the
                                 auditors have demonstrated
                                 failure to act in shareholders'
                                 best economic interest.

                            -    Elect Statutory Auditors:          Case-by-Case

                            -    Shareholder Approval of Auditors
                                 (SP):                              For

                            SHAREHOLDER VOTING RIGHTS

                            -    Adopt Cumulative Voting (SP):      Against

                                 We are likely to support
                                 cumulative voting proposals at
                                 "controlled" companies (i.e.,
                                 companies with a single majority
                                 shareholder), or at companies
                                 with two-tiered voting rights.

                            -    Shareholder Rights Plans           Case-by-Case

                                 Also known as Poison Pills,
                                 these plans can enable boards of
                                 directors to negotiate higher
                                 takeover prices on behalf of
                                 shareholders. However, these
                                 plans also may be misused to
                                 entrench management. The
                                 following criteria are used to
                                 evaluate both management and
                                 shareholder proposals regarding
                                 shareholder rights plans.

                                 -    We generally support plans
                                      that include:

                                      -    Shareholder approval
                                           requirement

                                      -    Sunset provision

                                      -    Permitted bid feature
                                           (i.e., bids that are
                                           made for all shares
                                           and demonstrate
                                           evidence of financing
                                           must be submitted to a
                                           shareholder vote).

                                 Because boards generally have
                                 the authority to adopt
                                 shareholder rights plans without
                                 shareholder approval, we are


Wellington Management Company, LLP                                       Page 10

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                                 equally vigilant in our
                                 assessment of requests for
                                 authorization of blank check
                                 preferred shares (see below).

                            -    Authorize Blank Check Preferred
                                 Stock:                             Case-by-Case

                                 We may support authorization
                                 requests that specifically
                                 proscribe the use of such shares
                                 for anti-takeover purposes.

                            -    Eliminate Right to Call a Special
                                 Meeting:                           Against

                            -    Increase Supermajority Vote
                                 Requirement:                       Against

                                 We likely will support
                                 shareholder and management
                                 proposals to remove existing
                                 supermajority vote requirements.

                            -    Adopt Anti-Greenmail Provision:    For

                            -    Adopt Confidential Voting (SP):    Case-by-Case

                                 We require such proposals to
                                 include a provision to suspend
                                 confidential voting during
                                 contested elections so that
                                 management is not subject to
                                 constraints that do not apply to
                                 dissidents.

                            -    Remove Right to Act by Written
                                 Consent:                           Against

                            CAPITAL STRUCTURE

                            -    Increase Authorized Common
                                 Stock:                             Case-by-Case

                                 We generally support requests
                                 for increases up to 100% of the
                                 shares currently authorized.
                                 Exceptions will be made when the
                                 company has clearly articulated
                                 a reasonable need for a greater
                                 increase.

                            -    Approve Merger or Acquisition:     Case-by-Case

                            -    Approve Technical Amendments to
                                 Charter:                           Case-by-Case

                            -    Opt Out of State Takeover
                                 Statutes:                          For

                            -    Authorize Share Repurchase:        For


Wellington Management Company, LLP                                       Page 11

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                            -    Authorize Trade in Company
                                 Stock:                             For

                            -    Approve Stock Splits: We approve
                                 stock splits and reverse stock
                                 splits that preserve the level
                                 of authorized, but unissued
                                 shares.                            Case-by-Case

                            -    Approve
                                 Recapitalization/Restructuring:    Case-by-Case

                            -    Issue Stock with or without
                                 Preemptive Rights:                 For

                            -    Issue Debt Instruments:            Case-by-Case

                            SOCIAL ISSUES

                            -    Endorse the Ceres Principles
                                 (SP):                              Case-by-Case

                            -    Disclose Political and PAC Gifts
                                 (SP):                              Case-by-Case

                                 Wellington Management generally
                                 does not support imposition of
                                 disclosure requirements on
                                 management of companies in
                                 excess of regulatory
                                 requirements.

                            -    Require Adoption of
                                 International Labor
                                 Organization's Fair Labor
                                 Principles (SP):                   Case-by-Case

                            -    Report on Sustainability (SP):     Case-by-Case

                            MISCELLANEOUS

                            -    Approve Other Business:            Against

                            -    Approve Reincorporation:           Case-by-Case

                            -    Approve Third-Party
                                 Transactions:                      Case-by-Case

                            Dated: August 1, 2006


Wellington Management Company, LLP                                       Page 12

     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.

                                   SUPPLEMENT
                             DATED JANUARY 30, 2007
             TO THE STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                    FOR THE HARTFORD HLS SERIES FUND II, INC.
                                 CLASS IA SHARES
                                DATED MAY 1, 2006


The SAI is revised as follows effective January 30, 2007:

THE SECTION ENTITLED PROXY VOTING POLICIES AND PROCEDURES AND APPENDIX B ARE HEREBY DELETED IN THEIR ENTIRETY AND REPLACED AS FOLLOWS:

The Boards of Directors believe that the voting of proxies with respect to securities held by each HLS Fund is an important element of the overall investment process. The HLS Funds have delegated the responsibility to vote such proxies to the Funds' investment manager subject to the continuing oversight of the Boards of Directors. The investment manager has delegated to each Sub-adviser the responsibility to vote proxies. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest. Set forth below is a summary description of the investment manager's and each sub-adviser's policies and procedures. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to Appendix B to this SAI. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC's website at www.sec.gov.

HL INVESTMENT ADVISORS, LLC ("HL ADVISORS")

As the investment manager, HL Advisors delegates all voting responsibilities to the respective sub-adviser of each fund. Each sub-adviser will vote the proxies in accordance with their proxy voting guidelines. The proxy voting guidelines of each sub-adviser have been reviewed by HL Advisors and approved by the Board of Directors of the respective Fund. The detail records relating to the determination of each vote are maintained by each sub-adviser. Annually, each sub-adviser provides HL Advisors with a report for each fund detailing how the sub-adviser voted with respect to each security and issue being voted upon. The Chief Compliance Officer files the proxy voting record with the SEC on Form N-PX on behalf of the funds and maintains a copy of the filing.

HARTFORD INVESTMENT MANAGEMENT COMPANY

The HLS Funds for which Hartford Investment Management Company ("Hartford Investment Management") serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.

WELLINGTON MANAGEMENT COMPANY LLP

The Funds for which Wellington Management Company LLP ('Wellington Management") serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Global Corporate Governance committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

HOLLAND CAPITAL MANAGEMENT L.P.

General Guidelines

The Securities and Exchange Commission ("SEC") has stated that an investment adviser, such as Holland Capital Management, L.P. ("Holland Capital"), is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. To satisfy the adviser's duty of loyalty, the adviser must cast the proxy votes of securities of its clients over which it exercises proxy voting authority in a manner consistent with the best interest of its clients and must not subrogate client interests to its own.

Pursuant to Investment Advisers Act Rule 206(4)-6, Holland Capital has adopted this Proxy Voting Policies and Procedures to be followed where Holland Capital has the authority to exercise proxies for securities in the accounts of its clients. Notwithstanding these Policies and Procedures, if, at any time reasonably in advance of the time when a proxy must be exercised, a client requests Holland Capital to vote the proxies for shares beneficially owned by that client in a certain manner, Holland Capital will follow that instruction.

In discharging its duties to vote a client's proxy, Holland Capital is not required to become a shareholder activist, e.g., engaging in soliciting proxies or supporting or opposing matters before shareholders. Rather, Holland Capital is obligated to be reasonably informed about the company and to have reviewed and be familiar with the issues raised in the proxy materials distributed in advance of the shareholder meeting. There may be instances where Holland Capital determines that overall it is in the client's best interest if Holland Capital does not exercise the proxy for voting the shares held for the benefit of that client.

Accounts Subject to the Employee Retirement Income Securities Act of 1974 ("ERISA")

The Department of Labor's Interpretive Bulletin 94-2, 29 CFR 2509.94-2, discusses the voting of proxies appurtenant to shares of a corporation's stock that is held by or for an employee benefit plan that is subject to ERISA. With respect to such plans for which Holland Capital serves as an investment manager, Holland Capital will act in a manner consistent with that Interpretive Bulletin. In particular, where the named fiduciary of the plan has reserved to itself (or to another fiduciary in accordance with the plan document) the right to direct the voting of some or all proxies, Holland Capital will deliver to such fiduciary all such proxy materials for exercise by that plan fiduciary. Where the named fiduciary has not reserved such voting right but has expressly conditioned Holland Capital's engagement as investment manager upon compliance with a statement of investment policy that includes policies on proxy voting, Holland Capital will vote the proxies for shares in the plan's accounts managed by Holland Capital in a manner consistent with such policies except to the extent Holland Capital determines that adherence to such policies would violate its fiduciary duties under ERISA.

In all other cases where Holland Capital has been appointed as an investment manager for an ERISA plan, Holland Capital will vote the proxies for shares of stock under Holland Capital's control that are held for such plan in a manner consistent with its fiduciary duties under ERISA and with a view to enhancing the value of the shares of stock, taking into account the period over which Holland Capital expects to hold such shares for the plan. Holland Capital will maintain accurate records of its voting of shares of stock held for such plans and will make such records or extracts thereof available to plan administrators and fiduciaries upon request.

The above policies regarding proxy voting for ERISA plans will take precedence over the following general proxy voting guidelines in the event of any conflict between them.

Proxy Voting Committee

Holland Capital has established the Investment Policy Committee ("IPC"). The IPC consists of Holland Capital's equity investment analysts ("Analysts"), its portfolio managers and its Chief Investment Officer, who chairs the IPC. The IPC is responsible for implementing these Proxy Voting Policies and Procedures and for periodically reviewing and revising them. The IPC intends to review these Proxy Voting Policies and Procedures no less frequently than annually.

Proxy Voting

Holland Capital subscribes to Glass Lewis & Co. ("Glass") an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations, and Institutional Shareholder Services ("ISS"), a record-keeping and vote disclosure service. In determining whether, and, if so, how to vote proxies Holland Capital's IPC considers the Glass recommendations, among other matters.

Conflicts of Interest

From time-to-time Holland Capital may have conflicts related to proxy voting. As a matter of policy, Holland Capital's portfolio managers, analysts and other Holland Capital officers, partners, and employees will not be influenced by outside sources whose interests conflict with the interests of clients. Any such person who becomes aware of a material conflict between the interests of a client and the interests of Holland Capital relating to a particular proxy vote shall immediately disclose that conflict to the IPC. The IPC is responsible for monitoring and resolving such conflicts, as discussed below. Examples of potential conflicts of interest include:

Business Relationships

A proxy voting proposal relating to a company or other persons with which Holland Capital, or an affiliate, has a material business relationship may cause a conflict if failure to vote in a manner favorable to such company or other persons could harm Holland Capital's relationship with that company. One example is where Holland Capital is or seeks to be appointed manager of a company's pension plan and would be looked to by the company and its officers to vote in favor of all of management's proposals and against those opposed by management.

Personal or Familial Relationships

A proxy voting proposal relating to a company or situation where Holland Capital, or an officer, partner, or employee of Holland Capital, or an affiliate has a personal or familial relationship, e.g., spouse, close personal friend or family relative, with one or more present or prospective directors of that company, may cause a conflict of interest. In the event the IPC, an Analyst, or portfolio manager identifies a material conflict of interest relating to a particular proxy proposal, the affected Analyst or portfolio manager will be required to recuse himself or herself from the proxy voting process, and the IPC will be responsible for reviewing the proposal and determining the vote. In all instances, the Analyst or portfolio manager will be required to provide the IPC with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the Analyst or portfolio manager will disclose to the IPC any contact he or she has had with persons outside of Holland Capital regarding the proxy issue. The IPC will review the Analyst's or portfolio manager's voting recommendation and all relevant facts and circumstances and determine how the proxy should be voted. If the IPC believes the application of the Guidelines is not in the best interests of clients, the IPC may vote contrary to the Guidelines, and it will document its voting rationale.

General Procedures

Holland Capital's Client Service department ("Client Service") is responsible for administering the proxy voting process. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion.

The firm's IPC is responsible for reviewing proxy votes on securities held in advisory clients' accounts. The IPC makes all decisions regarding the purchase and sale of securities for clients' portfolios. Since equity accounts are generally managed using the same investment philosophy and process, most accounts hold the same securities. Votes cast for the same security held in multiple advisory clients' accounts will generally be voted the same unless there would be a conflict with the client's goals, objectives, and/or directives. This could result in a different vote cast for the same security held in multiple clients' accounts.

Client Service works with ISS and Glass to ensure that all meeting notices and proxy matters are communicated to the Analysts and portfolio managers for consideration pursuant to these Guidelines. Client Service provides each Analyst and portfolio manager with a weekly report summarizing all upcoming proxy votes in his or her area of research coverage. The Analysts and portfolio managers are provided with copies of the proxy statements.

A primary factor used in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management. Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significant consideration of how to vote that proxy.

Although reliance is placed on the Guidelines in casting votes, each proxy issue is considered on a case-by-case basis. Instances may occur where a proxy vote will be inconsistent with the recommendations of Management and Glass. Additionally, the proxies and related proxy issues generally vary among companies, so votes may vary from company to company. After detailed analysis, vote recommendations are communicated by the Analyst and/or portfolio manager to the IPC which reviews the final vote decision. Generally proxies are voted consistent with the Guidelines, and Client Service is instructed to vote all proxies accordingly, unless the IPC indicates otherwise. The IPC, and each Analyst and portfolio manager is responsible for monitoring proxy proposals for issuers in their respective research coverage areas and of notifying Client Service of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the Analyst and/or portfolio manager will submit a written recommendation to the IPC which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the IPC generally will vote consistent with the Guidelines.

Holland Capital will attempt to process every proxy vote it receives. There may be instances where Holland Capital may not be given enough time to process a proxy vote. For example, Holland Capital, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares.

Holland Capital reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has represented to Holland Capital that their position on a particular issue differs from Holland Capital's position.

Recordkeeping


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Holland Capital retains records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Holland Capital regarding votes cast contrary to the Guidelines. In addition, any document prepared by Holland Capital that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, IPC materials and other internal research relating to voting decisions will be kept.

Proxy statements received from issuers are available on the SEC's EDGAR database. All proxy voting materials and supporting documentation are retained for a minimum of 5 years, the first 2 years at Holland Capital's office.

Proxy Voting Disclosure

Upon receipt of a request from a client, Holland Capital will promptly furnish that client a list of the securities in that client's portfolio for which Holland Capital has exercised a proxy and how Holland Capital exercised such proxy in the annual or special meetings of shareholders during the period that security was in that client's account.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT

Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:

         1. KAR votes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, KAR's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

         2. KAR has responsibility for voting proxies. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines (1) and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of KAR's investment clients, KAR will override an ISS recommendation. An appropriate committee (2) comprised of senior management will approve the override.

         3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

         4. KAR may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.

LAZARD ASSET MANAGEMENT, LLC

A. Introduction

         As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

         This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source.

B. Responsibility to Vote Proxies

        Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to

Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. General Administration

         1. Overview

         Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal and Compliance Department must be present at all Proxy Committee meetings.

         2. Role of Third Parties

         To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

         3. Voting Process

         Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). Depending on the proposal, the

Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

         Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

         In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

         ProxyOps generally votes all routine proposals according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed.

         METROPOLITAN WEST CAPITAL MANAGEMENT

Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Gary W. Lisenbee, the lead strategist for the Small Cap Intrinsic Value strategy, is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.

SSGA FUNDS MANAGEMENT, INC.

SSGA Funds Management, Inc. ("SSgA FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio's holdings. SSgA FM takes the view that this will benefit SSgA FM's direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors Investment Committee. The Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services.

In order to facilitate SSgA FM's proxy voting process, SSgA FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of SSgA FM's clients are forwarded to SSgA FM's proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to SSgA FM's attention (as discussed below), the proxy is voted according to SSgA FM's guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by SSgA FM's policies. These proxies are identified through a number of methods, including but not limited to notification from SSgA FM's third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by SSgA FM's policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of a SSgA FM client and those of SSgA FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of SSgA FM's clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy. SSgA FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by SSgA FM's clients do not offer proxy voting in every foreign jurisdiction. In such a case, SSgA FM will be unable to vote such a proxy.

                                   Appendix B
                                Table of contents

1.   Proxy Policy and Guidelines - Hartford Investment Management Company

2.   Proxy Policy and Guidelines - Wellington Management Company LLP

3.   Proxy Policy and Guidelines - Holland Capital Management, LP

4.   Proxy Policy and Guidelines - Kayne Anderson Rudnick Investment Management

5.   Proxy Policy and Guidelines - Lazard Asset Management LLC

6.   Proxy Policy and Guidelines - Metropolitan West Capital Management, LLC

7.   Proxy Policy and Guidelines - SSgA Funds Management, Inc.

      Proxy Policy and Guidelines - Hartford Investment Management Company
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                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

PROXY VOTING

DEFINITION OF THE FIRM:

Hartford Investment Management Company (the Firm) is an investment adviser registered with the U. S. Securities and Exchange Commission (SEC), providing advisory services to affiliates, Hartford sponsored mutual funds and third party (client) accounts.

SOURCE CITATION:

Investment Advisers Act of 1940, Rule 206(4)-6, Proxy Voting
Investment Advisers Act of 1940, Rule 204-2, Books and Records to be Maintained by
Investment Advisers Investment Company Act of 1940, Section 30
Investment Company Act of 1940, Rule 30b1-4
Employee Retirement Income Security Act of 1974, Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994)
Glass Lewis & Co. 2006 Proxy Paper Policy Guidelines

BACKGROUND:

The Firm has an increasing array of equity product offerings (fundamental, indexed or quantitative) covering the entire spectrum of market capitalizations. Additionally, the Firm's fixed income clients, on occasion, receive equity securities due to debt restructuring or corporate actions.

Hartford Investment Management Company has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including investment companies registered under the Investment Company Act of 1940. These policies and procedures are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). In addition to U. S. Securities and Exchange Commission requirements governing advisers, Hartford Investment Management proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

POLICY STATEMENT:

The Firm will vote shares in response to proxies solicited by the issuers of such shares in the best long-term interests of our clients as shareholders. Our practice is to examine each proposal from an economic standpoint so that the long-term effect of the vote will ultimately increase shareholder value for our client. Based on our experience in voting proposals, we have found that similar proposals often have different consequences for different companies. Thus, we analyze every proposal to determine what impact it might have for the particular company as well as its industry.

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                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

Portfolio managers are responsible for: reviewing the recommended votes by the third party proxy voting firm hired by the Firm, Glass Lewis & Company ("Glass Lewis"); deciding if the votes are appropriate and in the best interest of the client; and voting accordingly. The Firm will vote only those proxies for which it has proxy-voting authority. The Firm retains the right to decline to accept the authority to vote any client's securities.

Hartford Investment Management's Proxy Voting Policies and Procedures may be amended from time to time by the Firm.

AS A MATTER OF POLICY, HARTFORD INVESTMENT MANAGEMENT:

     - Votes all proxies in the best interests of its clients as shareholders, (i.e., to maximize long-term economic value).

     - Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer and industry in which it is involved.

     - Evaluates all factors it deems relevant when considering a vote, including client directions and other relevant facts and circumstances at the time of the vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     - Identifies and resolves all material proxy-related conflicts of interest between the Firm and its clients in the best interests of the client.

     - Believes that sound corporate governance practices may enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     - Believes that proxy voting is a valuable tool that may be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     - Reviews at least semi-annually the proxy voting record with the Proxy Committee to ensure that proxies are voted in accordance with these Proxy Voting Policies and Procedures; and ensures that procedures, documentation, and reports relating to the voting of proxies are properly prepared and disseminated.

RETENTION OF THIRD-PARTY PROXY SERVICE:

To facilitate the proxy voting process, the Firm has retained Glass Lewis as experts in the proxy voting and corporate governance areas. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Firm will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such

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                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

recommendations), the Firm may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive proxy research, recordkeeping and reporting services to the Firm through their secure on-line web portal, ViewPoint. Information provided by Glass Lewis includes summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with the Firm.

PROXY VOTING PROCEDURES:

The Firm's Proxy Voting Procedures set forth below contain the guidelines (the "Proxy Voting Guidelines") that the Firm uses in voting specific proposals presented by the boards of directors or shareholders of companies whose shares are held in client portfolios for which the Firm has voting discretion. While the Proxy Voting Procedures set forth general guidelines for voting proxies, each proposal is evaluated on its merits, and the Firm reserves the right to vote proxies in the best long term economic interests of the particular client. The vote entered on a client's behalf with respect to a particular proposal may differ from the guidelines set forth in the Proxy Voting Procedures.

The portfolio manager will compare each proxy against the Proxy Voting Guidelines contained in these Proxy Voting Procedures, and handle as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against") are reviewed by the portfolio manager or his or her designee and voted in accordance with the Proxy Voting Guidelines. The portfolio manager may decide not to vote in accordance with the Proxy Voting Guidelines if the portfolio manager determines that such a vote is in the best interest of the client.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines, and issues for which no guidance is provided in the Proxy Voting Guidelines, are reviewed by the portfolio manager, and voted as he or she determines.

     - Absent a material conflict of interest, the portfolio manager will decide the final vote. Different portfolio managers holding the same securities may

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                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

          arrive at different voting conclusions for their clients' proxies.

     - If the portfolio manager identifies an apparent conflict of interest, he or she will bring the matter to Investment Compliance, as described below.

RECEIPT OF PROXY:

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. Where the Firm votes proxies on its client's behalf, the client must instruct its custodian bank to deliver all relevant voting material to Glass Lewis.

"MIRROR" OR "ECHO" VOTING:

Except in the cases where it lacks authority, the Firm votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Each investment company in which the Firm's asset allocation fund clients (e.g., asset allocation mutual funds and targeted retirement mutual funds) invest has granted to its respective sub-adviser the authority to vote proxies on its behalf with respect to the assets managed by the sub-adviser. The asset allocation mutual funds advised by the Firm will from time to time hold shares of certain underlying mutual funds ("Affiliated Underlying Funds") that are advised and/or principally underwritten by one or more "control affiliates" of the Firm. The Firm recognizes that if an Affiliated Underlying Fund were to solicit its shareholders with respect to a proxy vote, a material conflict of interest may arise with respect to the Firm if the Firm were to vote such proxies. Accordingly, it is the Firm's policy that proxy votes solicited by any Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures outlined in this paragraph.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES:

The Firm's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:

     - The issuer that is soliciting the Firm's proxy vote is also a client of the Firm or an affiliate;

     - A Firm employee has acquired non-public information about an issuer that is soliciting proxies;

     - A Firm employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and

     - A Firm employee is contacted by management or board member of a company regarding an upcoming proxy vote.

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                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest; the Proxy Committee should be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. The representative from Investment Compliance will document the conflict of interest and the actions taken in the Proxy Committee meeting minutes.

In order to avoid even the appearance of impropriety, the Proxy Committee will not take the Firm's relationship with a company into account, and will vote the company's proxies in the best interest of the Firm's clients, in accordance with the Proxy Voting Policies and Procedures. Notwithstanding the foregoing all proxy votes solicited by an Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures described above. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.

In certain instances, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     SECURITIES LENDING. The Firm's mutual funds and third party (client) accounts may have a securities lending agent. In this case, the Firm may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, the Firm does not know when securities have been lent out and are therefore unavailable to be voted.

     LACK OF ADEQUATE INFORMATION OR UNTIMELY RECEIPT OF PROXY. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.


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                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

PROXY VOTING GUIDELINES:

Please refer to Appendix A for the Glass Lewis & Co. Proxy Paper Policy Guidelines which define policy guidelines for all voting recommendations.

MONITORING AND ACCOUNTABILITIES:

PROXY COMMITTEE:

The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. The Proxy Committee will meet twice annually and is comprised of a representative from each of the following areas of the Firm:
Investment Law, Investment Compliance, and the Fundamental, Indexed and Quantitative Equity Units of Institutional Asset Management. Meetings may be held in person, by telephone, written consent, or any other means deemed appropriate by the Proxy Committee.

A quorum of the Proxy Committee, which quorum shall consist of at least one representative from Investment Law and Investment Compliance as well as one representative from the relevant equity unit identified above, is necessary to conduct business at any meeting. All actions requiring the approval of the Proxy Committee must be approved by a simple majority of those Proxy Committee members present at a meeting at which business may be conducted. If a majority vote cannot be obtained, the President of the Firm or his/her designee shall have the authority to decide the final vote.

Day-to-day administration of the proxy voting process at the Firm is the responsibility of the portfolio manager of the relevant client account. On a semi-annual basis, the Proxy Committee will conduct a review of the Proxy Agent used with respect to the holdings of a client of the Firm to determine whether the Proxy Agents voted (i) timely and (ii) consistent with the Proxy Agent's stated recommendations. The Proxy Committee's review will consist of a sampling of votes, and will expand to a more comprehensive review in the event that the review of the sample or other circumstances lead the Proxy Committee to believe that the Proxy Agent was likely deficient in voting timely or consistent with its stated recommendations. The Proxy Committee will also consider the performance of the Proxy Agent whose retention is proposed to continue, and will consider the merits of continuing the retention and of retaining other proxy agents. The minutes of the relevant Proxy Committee meeting will reflect these considerations. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are prepared and disseminated as appropriate.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

RECORD KEEPING:

The Firm has retained Glass Lewis to maintain all records of proxies voted and related research analysis. Investment Compliance will keep records of written requests from clients and any written response from the Firm (to either a written or an oral request) and other information pursuant to Section 204-2 of the Advisers Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws. Glass Lewis will maintain these records electronically in their secure "core" server for five years from the end of the fiscal year during which the last entry was made on such record and will be available immediately. Records older than five years would be transferred to a "warehouse" server and be accessible upon request.

REPORTING:

With respect to the Firm's investment company clients, Glass Lewis will create and maintain (or cause to be created and maintained) records of each company's proxy voting record for 12-month periods ended June 30. Investment Compliance will oversee that the required reporting is properly prepared and disseminated. Glass Lewis will compile (or cause to be compiled) the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -    The name of the issuer of the portfolio security;

     - The exchange ticker symbol of the portfolio security (if the symbol is available through reasonably practicable means);

     - The Council on Uniform Securities Identification Procedures cusip number for the portfolio security (if the number is available through reasonably practicable means);

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     -    Whether the matter was proposed by the issuer or by a security holder;

     -    Whether the fund cast its vote on the matter;

     - How the fund cast its vote (e.g. for or against proposal, or abstain; for or withhold regarding election of directors); and

     -    Whether the company cast its vote for or against management.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, upon written request. In addition, the Firm will make specific client information relating to proxy voting available to a client upon reasonable written request.

ACCOUNTABILITY & OVERSIGHT:

Portfolio managers are responsible to review the recommended votes by Glass Lewis and decide if it is appropriate for the client, if it is in the best interest of the client, and vote accordingly. The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated. Investment Compliance will notify the Chief Compliance Officer and the Issue Resolution Council of any violations of the policy.

TRAINING:

Investment Compliance will provide Proxy Voting training to the appropriate Hartford Investment Management portfolio managers and others as required on a periodic basis.

RELATED POLICIES:

Portfolio Holdings Disclosure Policy
Privacy Policy
Records Retention Requirements

REVISION HISTORY:

This policy version amends and supersedes the March 29, 2006 version.


                                        /s/ David M. Znamierowski
                                        ----------------------------------------
                                        signature
                                        David M. Znamierowski
                                        President

                            (GLASS LEWIS & CO. LOGO)

                          PROXY PAPER POLICY GUIDELINES

             AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

                                2006 PROXY SEASON

    For more information about Glass Lewis' policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Vice President of Proxy
          Research and Operations, Robert McCormick at (415) 678-4228.

                                TABLE OF CONTENTS

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS .........    5

   Election of Directors ..................................................    5
      Independence ........................................................    5
      Performance .........................................................    7
      Experience ..........................................................   12
      Other Considerations ................................................   12
      Controlled Companies ................................................   13

   Mutual Fund Boards .....................................................   15
   Separation of the Roles of Chairman and CEO ............................   16
   Declassified Boards ....................................................   17

   Mandatory Director Retirement Provisions ...............................   15
      Director Term Limits ................................................   15
      Director Age Limits .................................................   15

   Requiring Two or More Nominees per Board Seat ..........................   16

   Equity Based Compensation Plans ........................................   20
      Option Exchanges ....................................................   22
      Performance Based Options ...........................................   22
      Linking Pay with Performance ........................................   23

   162(m) Plans ...........................................................   23

   Director Compensation Plans ............................................   24

   Options Expensing ......................................................   24

   Limits on Executive Compensation .......................................   24
      Limits on Executive Stock Options ...................................   25

   Linking Pay to Social Criteria .........................................   25
   Full Disclosure of Executive Compensation ..............................   25

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE ....................   26

   Anti-Takeover Measures .................................................   26
      Poison Pills (Shareholder Rights Plans) .............................   26
      Right of Shareholders to Call a Special Meeting .....................   26
      Shareholder Action by Written Consent ...............................   27

   Authorized Shares ......................................................   27

   Advanced Notice Requirements for Shareholder Ballot Proposals ..........   28

   Voting Structure .......................................................   28
      Cumulative Voting ...................................................   28

      Supermajority Vote Requirements .....................................   29

   Transaction of Other Business at an Annual or Special Meeting
      of Shareholders .....................................................   29

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM .....................   29

   Labor Practices ........................................................   29

   Non-Discrimination Policies ............................................   30

   Military and US Government Business Policies ...........................   30

   Foreign Government Business Policies ...................................   31

   Environmental Policies .................................................   31

   Election of Directors by a Majority Vote ...............................   32

                            THE GLASS LEWIS APPROACH

Glass Lewis views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Our proxy voting advice has a decidedly financial bent. Our recommendations are designed to call institutional investors' attention to the economic consequences of each issue on the ballot and to their potential effect on shareholder value.

In the pages that follow, we detail policy guidelines that inform every voting recommendation we make. This document is not, however, a substitute for careful application of these broad principles to the specific situations facing the companies whose proxies we analyze. We do not blindly adhere to any list of governance or other criteria in crafting our advice. We believe that a "one-size-fits-all" approach to governance or proxy voting will not lead to the sort of value creation that institutional investors seek. That is why we use a contextual approach; one that factors in the reality of the company being analyzed.

Our team consists of professionals with an array of skills and experience, including accountants, bankers, Wall Street analysts, lawyers, financial and economic experts and policy professionals.

                                 POLICY OVERVIEW

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

Glass Lewis looks for talented boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders typically possess the following three characteristics: (1) independence; (2) a record of positive performance; and (3) members with a breadth and depth of experience.

     INDEPENDENCE

     We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member. We believe the existence of personal, familial or financial relationships makes it difficult for a board member to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

     To that end, we classify directors in three categories based on the type of relationships they have with the company:

     1. Independent Director - A director is independent if she has no material(1) financial, familial(2) or other current relationships with the company(3), its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within three to five (3-5) years(4) prior to the inquiry are usually considered to be "current" for purposes of this test.

----------
(1) "Material" as used herein means a relationship where the dollar value exceeds: (i) $25,000 (or where no amount is disclosed) for directors who personally receive compensation for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; (ii) $50,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank or consulting firm where the firm is paid for services but not the individual directly. This dollar limit would also apply to charitable contributions to schools where a board member is a professor, or charities where a board member serves on the board or is an executive and any aircraft and real estate dealings between the company and the director or the director's firm; (iii) 1% of either company's consolidated gross revenue for other business relationships (e.g. where the director is an executive officer of a company that provides or receives services or products to or from the company).

(2) "Familial" as used herein includes a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces and nephews, including in-laws, and anyone (other than domestic employees) who shares such person's home.

(3) "Company" includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

(4) We note that NASDAQ originally proposed a five-year look back period but both it and the NYSE ultimately settled on a three-year look back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former

     2. Affiliated Director - A director is affiliated if she has a material financial, familial(5) or other relationship with the company or its executives, but is not an employee of the company. 6 This includes directors whose employers have a material financial relationship with the Company(7). In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(8)

     3. Inside Director - An inside director is one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view a director who derives more than 50% of total compensation from a company as a result of affiliated transactions with his employer faces a conflict in making decisions between those that are in the best interests of the company versus those in his own best interests. Therefore, we will withhold for such a director.

     Voting Recommendations on the Basis of Independence: Glass Lewis believes that a board will most effectively perform the oversight necessary to protect the interests of shareholders if it is independent. In general, we feel that at least two-thirds of the members of the board should consist of independent directors. In the event that more than one third of the members are affiliated or inside directors, we typically(9) recommend withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold we believe is appropriate.

     We are firmly committed to the belief that only independent directors should serve on a company's audit, compensation, nominating and governance committees(10). We typically

----------
     management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five year look back period to directors who have previously served as executives of the company on an interim basis for less than one year. We consider a director who is currently serving in an interim management position as an insider, a director who served in such a capacity for less than one year and is no longer serving in that capacity as independent and a director who served in such a capacity for over one year but is no longer serving in that capacity as an affiliate for the following five years. Glass Lewis applies a three year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five year look back.

(5) A director is considered an affiliate if he has a family member who is employed by the Company and receives compensation of $100,000 or more per year or the compensation is not disclosed.

(6) In every instance in which a company classifies one of its non-employee directors as non-independent, that director will be classified as an affiliate by Glass Lewis.

(7) We allow a five year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically withhold from directors in such cases for the first five years). If the consulting agreement persists after this five year grace period, we apply the materiality thresholds outlined on page 5.

(8) We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. In addition, and perhaps more importantly, 20% holders may regularly have interests that diverge from those of ordinary holders, for a variety of reasons, including, but not limited to, the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

(9) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, we will express our concern regarding those directors, but we will not recommend withholding from the affiliates or insiders who are up for election just to achieve 2/3rds independence.

(10) We will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock and we believe that there should be a maximum of one director (or no directors if recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

     In addition, we apply heightened scrutiny to avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

     PERFORMANCE

     The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. We look at the performance of these individuals in their capacity as board members and executives of the company and in their roles at other companies where they may have served.

     Voting Recommendations on the Basis of Performance: We disfavor directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend withholding votes from:

          Board Members Generally:

          1. A director who fails to attend a minimum of 75% of the board meetings or 75% of total of applicable committee meetings and board meetings.(11)

          2. A director who belatedly filed a significant form(s) 4 or 5, or has a pattern of late filings if the late filing was the fault of the director. (We look at these forms on a case-by-case basis).

          3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

          4. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

          5. A director who has received two withhold recommendations from Glass Lewis for identical reasons within the prior year at other companies (the same situation must also apply at the company being analyzed).

          6. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

          7. An insider director who derives more than 50% of his income from affiliated transactions with the company.

----------
     the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

(11) However, where a board member has served for less than one full year, we will not typically withhold for failure to attend 75% of meetings. Rather we will note the failure with a recommendation to track this issue going forward. We will also refrain from recommending to withhold from directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

Audit committees play an integral role in overseeing the financial reporting process. "Audit Committee Effectiveness - What Works Best" states:

          "Vibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(12)

When assessing the performance of an audit committee, we are cognizant that an audit committee does not prepare financial statements, is not the party responsible for making the key judgments and assumptions that affect the financial statements, and does not perform an audit of the numbers or disclosures provided to investors. Rather, the role of audit committee member is one of monitoring and overseeing the process and procedures performed by management as well as internal and external auditors. Perhaps the 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

          "A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors - form a 'three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit commit must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process."

For an audit committee to function effectively on behalf of investors, it must include members with sufficient knowledge to carry out their responsibilities in a diligent fashion. In their recommendations related to Audit and Accounting, members of the Conference Board Commission on Public Trust and Private Enterprise stated:

          "Members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(13)

It is important that an audit committee be assessed against the actual decisions that they have made with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, the effectiveness of the internal controls should provide reasonable assurance the financial statements are materially free from errors, and the independence of the external auditors and results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to their judgment and would vote in their favor unless audit committee members or the committee:(14)

----------
(12) Audit Committee Effectiveness - What Works Best. PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

(13) Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

          Audit committee members:(15)

          1. The audit committee chair if the committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

          2. The audit committee chair if the audit committee did not meet at least 4 times during the year.

          3. The audit committee chair if the committee has less than three members.

          4. All audit committee members who sit on more than three public company audit committees unless the audit committee member is a retired CPA, CFO or controller in which case the limit shall be four committees with availability time and capacity.

          5. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total 1/3 or less of the total fees billed by the auditor.

          6. All members of an audit committee where non-audit fees include fees for tax services for senior executives of the company or involve services related to tax avoidance or tax shelter schemes.

          7. All members of an audit committee that re-appointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

          8. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

          9. The audit committee chair(16) if the committee failed to put auditor ratification on the ballot for shareholder approval for the upcoming year and fees for the past two years are reasonable (i.e. audit plus audit-related fees are higher than tax fees and higher than all other fees).

          10. All members of an audit committee if the committee failed to put auditor ratification on the ballot for shareholder approval, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year.

          11. The audit committee chair if the auditor is not up for ratification because the audit committee has not yet selected an auditor for the coming year and (i) the prior auditor was not dismissed, (ii) the prior auditor was dismissed over six months before the annual meeting or (iii) no compelling explanation is disclosed.

          12. All members of an audit committee where the auditor has resigned and reported that a Section 10A Letter(17) has been issued.

          13. All members of an audit committee at a time when material accounting fraud occurred at the company.

----------
(14) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(15) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(16) In all cases, if the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest.

(17) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee / board fail to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a letter to the SEC, referred to as a Section 10A letter. Such letters are a very rare occurrence and should be taken very seriously.

          14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated due to a serious material fraud.

          15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.

          16. All members of an audit committee in a year in which the company and/or its independent auditors report material weaknesses in internal controls and that company's executives had previously certified to investors the controls were effective.

          17. When the company has aggressive accounting policies and or poor disclosure or lack of sufficient transparency in its financial statements.

          18. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (i.e. we recommend against ratification of the auditor).

          19. All members of the audit committee when the company receives a "material weakness" letter from the auditor in their 10-K.

          20. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

          21. All members of the audit committee when the auditor resigns and a material weakness has been disclosed within the past year.

          22. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company.

Sometimes a material restatement of financial statements is accompanied by a report of a material weakness in internal controls by management and/or the independent auditors coupled with filings with the SEC being late. We consider such situations to negatively impact the integrity of the financial statements and call into question the overall monitoring and oversight by the audit committee. As a result, we will vote against all members of an audit committee when this situation occurs (e.g., in tandem, a restatement, report of a material weakness in internal controls and late filings).

          Compensation committee members:(18)

          1. All members of the compensation committee who are currently up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis).(19)

          2. All members of the compensation committee (during the relevant time period) if excessive employment agreements and/or severance agreements were entered into.

          3. All members of the compensation committee if performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained.

          4. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

----------
(18) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(19) Where there has been two CEOs in one year or a large sign-on bonus for an incoming CEO, we will consider not recommending withholding but will defer judgment until next year or for one full year after arrival.

          5. The compensation committee chair, if the compensation committee did not meet during the year, but should have (e.g., executive compensation was restructured or a new executive was hired).

          6. Any member of the compensation committee who has served on the compensation committee of at least two other public companies where compensation is not in line with performance (based on an F grade in our Pay-for-Performance model) and is also suspect at the company in question.

          7. All members of the compensation committee when the company has repriced options within the past two years and we would not have supported the repricing (i.e. officers and directors were allowed to participate).

          8. All members of the compensation committee when vesting of in the money options is accelerated or when fully vested options are granted.

          Governance committee members:(20)

          1. All members of the governance committee(21) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights (i.e., where the proposal received a sufficient number (i.e., at least a majority of shares voting) of shareholder votes to allow the board to implement or take the necessary precursor steps toward implementing that proposal).

          2. The governance committee chair(22) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director(23) has not been appointed unless company performance has been in the top quartile of the company's peers. We note that each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that 2/3 of the board be independent.

          3. In the absence of a nominating committee, the governance committee chair when there are less than five or more than 20 members on the board.

          Nominating committee members:(24)

          1. All members of the nominating committee when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

----------
(20) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regard to the committee chair.

(21) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend withholding from the entire board on this basis.

(22) If the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(23) We believe that one specific independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among certain directors from meeting to meeting, we will recommend withholding votes as if there were no lead or presiding director.

(24) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

          2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., new directors were nominated).

          3. In the absence of a governance committee, the nominating committee chair(25) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director has not been appointed(26) unless company performance has been in the top 25% of the company's peers. Each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that at least 2/3 of companies' boards be independent.

          4. The nominating committee chair when there are less than five or more than 20 members on the board.(27)

     EXPERIENCE

     We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overcompensating executives or with a history of serving on boards where significant and avoidable disasters have occurred, reappearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and every director who serves at 8,000 of the most widely held U.S. companies. We use this database to track service and performance of individual board members across companies.

     Voting Recommendations on the Basis of Experience: We typically recommend that shareholders withhold votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders(28).

     Likewise, we look carefully at the backgrounds of those who serve on the key committees of the board to ensure that they have the required skills and diverse backgrounds to make informed and well-reasoned judgments about the subject matter for which the committee is responsible.

     OTHER CONSIDERATIONS

     In addition to the three key characteristics we analyze in evaluating board members, we consider the following issues in making voting recommendations.

     Voting Recommendations on the Basis of Other Considerations:

     Irrespective of the overall presence of independent directors on the board, we believe that a board should be wholly free of people who have an identifiable and substantial conflict

----------
(25) If the chair of the committee is not specified, we will recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(26) In the absence of both a governance and a nominating committee, we will recommend withholding from the chairman of the board on this basis.

(27) In the absence of both a nominating and a governance committee, we will recommend withholding from the chairman of the board for this issue.

(28) We typically apply a three year look back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

     of interest. Accordingly, we recommend shareholders withhold votes from the following types of affiliated or inside directors under nearly all circumstances.

          Conflict of Interest:

          1. CFO who presently sits on the board. In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to and not sit on the board. During 2005, Glass Lewis voted to withhold on 204 CFOs who sat on their company's boards.

          2. Director who presently sits on an excessive number of boards. A board member who serves as an executive officer of any public company while serving on more than a total of four public company boards and any other director who serves on more than a total of six public company boards typically receives a withhold recommendation from Glass Lewis. The academic literature on this subject suggests that board members spend approximately 200 hours per year per board on which they serve. We believe this limits the number of boards directors can serve on effectively, especially those who are running another company.(29)

          3. Director, or a director who has an immediate family member, who is currently providing consulting or other material professional services to the company. These services may include legal, consulting or financial services to the company. We question the need for the Company to engage in consulting relationships with its directors including legal advisors. We view such relationships as creating conflicts for directors, as they may be forced to weigh their own interests in relation to shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

          4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company that amount to over $25,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of the shareholders they serve. Given the pool of director talent and the limited number of directors on any board, we think shareholders are best served by finding individuals who are unconflicted to represent their interests on the board.

          5. Current interlocking directorships. CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure promotion of shareholder interests above all else.(30)

          6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

----------
(29) We note that our guidelines here are well within the standards set forth by the NACD in its Report of the NACD Blue Ribbon Commission on Director Professionalism, 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in it's Corporate Governance Best Practices: A Blueprint for the Post-Enron Era, 2002, p. 17) which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards and others should not serve on more than six boards.

(30) There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

          While we do not believe that there is a universally applicable optimum board size, we do believe that boards should have a minimum of five directors in order to ensure that there is a sufficient diversity of views and breadth of experience in every decision the board makes and to enable the formation of key board committees with independent directors. At the other end of the spectrum, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

          To that end, we typically recommend withholding for the chairman of the nominating committee at a board with fewer than 5 directors. With boards consisting of more than 20 directors, we typically recommend withholding for all members of the nominating committee (or the governance committee in the absence of a nominating committee).(31)

     CONTROLLED COMPANIES

     Controlled companies present an exception to our independence recommendations. The board of directors' function is to protect the interests of shareholders; however, when a single individual or entity owns more than 50% of the voting shares, then the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not recommend withholding votes from boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

          The independence exceptions that we make for controlled companies are as follows:

          1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

          2. The compensation committee and nominating and governance committee(s) do not need to consist of independent directors.

               a. We believe controlled companies do not need to have standing nominating and corporate governance committees. Although a committee charged with the duties of searching for, selecting and nominating independent directors can be of benefit to all companies, the unique composition of controlled companies' shareholder base makes such a committee both less powerful and less relevant.

               b. We do not require compensation committees at controlled companies to be independent. Although we believe the duties of a committee charged with approving and monitoring the compensation awarded to a company's senior executives would best be executed by independent directors, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

----------
(31) The Conference Board, in its report, Corporate Governance Best Practices, Id. at p. 23, quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

               c. In a similar fashion, controlled companies do not need to have an independent chairman or a lead or presiding director. Although, in our opinion, an independent director in a position of authority on the board - such as the chairman or presiding director - is best able to ensure the proper discharge of the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

          3.   We have no board size requirements for controlled companies.

          We do not make independence exceptions for controlled companies in the case of audit committee membership. Audit committees need to consist solely of independent directors. Regardless of the company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to discharge the duties of audit oversight could present an insurmountable conflict of interest.

          In the case where an individual or entity owns more than 50% of the company's voting power but the company is not deemed a "controlled" company, we lower our independence requirement from 2/3rds to a majority of the board and keep all other standards in place.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's advisor are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, we focus primarily on a short list of requirements.

Similar to other public companies, we apply the following policies at mutual funds we are reviewing:

     1. We believe 3/4ths of the boards of investment companies should be made up of independent directors. This approach is consistent with the proposed SEC rule that would require that 3/4ths of a mutual fund's board be independent. The Investment Company Act currently requires forty percent of the board to be independent but in 2001 the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. We agree that since mutual fund boards play a vital role in overseeing the relationship between the fund and the investment manager hired by the fund, there is need for additional independent oversight than for an operating company board.

     2.   The board should be made up of between five and 20 directors.

     3. The CFO should not serve on the board (this includes the CFO of the fund's advisor).

     4.   The audit committee should consist solely of independent directors.

     5. At least one member of the audit committee should be designated as the audit committee financial expert.

     6.   We do not withhold if the auditor is not up for ratification.

     The following differences from other public companies apply at mutual funds:

     1. We do not recommend withholding votes from any director for the lack of an independent lead or presiding director.

     2. The SEC has proposed that the chairman of the fund board be an independent director. We agree that the roles of chairman and CEO should be separated for a mutual fund's board. Although we believe this would be best at all companies, we recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. We note that seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See comment letter sent SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by the board. This becomes much more complicated when management actually sits on, or chairs, the board.

Presumably the influence of any CEO with his or her board will be supreme. A CEO should be able to set the strategic course for the company, with the blessing of the board, and the board should enable the CEO to carry out his or her vision for accomplishing the board's objectives. Failure to achieve this objective should lead the board to replace that CEO with someone in whom the board has confidence.

It can become difficult for the board to fulfill its role of overseer and policy setter when the CEO/Chairman controls the agenda and the discussion in the boardroom. This can engender CEOs with leverage to entrench their position leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the operation of the business and limitations on independent, shareholder focused goal-setting by the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend shareholders withhold votes from CEOs who serve on or chair the board. However, we do typically encourage our clients to support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that in the long-term it is in the best interests of the company and its shareholders.

In the case of a less than 2/3rds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on the interests of shareholders.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that in a takeover context staggered boards operate to improve shareholder returns. When a staggered board blocks a transaction, research shows shareholders are worse off. For example, one study performed by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(32)

When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(33)

During a March 2004 Glass Lewis Proxy Talk regarding staggered boards, the proponents of staggered boards could not identify research that demonstrated that staggered boards increase shareholder value. On the contrary, the opponents of such a structure marshaled significant support for the proposition that classified boards reduce shareholder value, holding everything else constant. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(34)

We also note that shareholders have increasingly come to agree with this view. In fact, 2005 saw the tide turn in corporate America as now more than 50% of US companies do not have a classified board structure, down from approximately 60% of companies in 2004. Clearly, an increasing number of shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average 61% support among shareholders in 2002, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

----------
(32) Lucian Bebchuk, John Coates, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," December 2002, page 1.

(33) Id. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(34) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Board" (2004).

MANDATORY DIRECTOR RETIREMENT PROVISIONS

DIRECTOR TERM LIMITS

Glass Lewis believes that term limits are typically not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between tenure on the board and a director's performance. Although, on occasion, term limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. Some shareholders also support term limits as a way to force change where boards lack the fortitude to make changes on their own.

In our view, the experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. However, we understand and support the need for periodic director rotation to ensure a fresh perspective in the board room and the generation of new ideas and business strategies. We believe this should be accomplished by the board and not through arbitrary limits. It is our opinion that shareholders can address this issue through the election of directors when necessary.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between age and a director's performance. Age limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. While we understand the support for age limits by some institutions as a way to force change where boards lack the fortitude to make changes on their own, the long term impact of these limits is to restrict experienced and potentially valuable board members from service at an arbitrary cut-off date. The experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. While we understand and support the need for periodic director rotation to ensure a fresh outlook and perspective in the board room and the generation of new ideas and business strategies, we do not believe age limits are the best mechanism to accomplish this goal.

Further, age limits unfairly imply that older directors (or in rare cases, younger) cannot contribute to the oversight of a company. We believe shareholders would be better off focusing their efforts on monitoring the board's approach to corporate governance and their stewardship of the company's performance than imposing "one size fits all" limits that don't necessarily correlate with returns or benefits for shareholders.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

Shareholders have attempted to address lack of access to the ballot by proposing that the board give shareholders a choice of directors for every seat in every election. However, policies that would require the nomination of multiple nominees for each board seat we feel would discourage prospective directors from accepting nominations if they were not confident that they were clearly the board's choice or that they would be elected. Therefore, generally Glass Lewis will vote against such proposals.

II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

We believe the role of the auditor as a gatekeeper is crucial in ensuring the integrity and transparency of financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do thorough analysis of the company's books to ensure that the information ultimately provided to shareholders is complete, accurate, fair and a reasonable representation of the company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about the fiscal health of the company.

In our view, shareholders should demand the services of an objective and well-qualified auditor at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the public they serve. Almost without exception, shareholders should be given the opportunity to review the performance of the auditor annually and ratify the board's selection of an auditor for the coming year.

     Voting Recommendations regarding Ratification of the Auditor: We generally support management's recommendation regarding the selection of an auditor except in cases where we believe the independence of a returning auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, we typically recommend withholding votes from the chairman of the audit committee of the board and when there have been material restatements of annual financial statements or material weakness in internal controls reported, from the entire audit committee in exceptional situations.

     Reasons why we may not recommend ratification of the auditor include:

          - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

          - If there have been any recent material restatements of annual financial statements, including those resulting in material weaknesses in internal controls being reporting or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).(35)

          - When the auditor performs prohibited services such as tax shelter work, tax services for the CEO or CFO, or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

          - When audit fees are excessively low, especially when compared with other companies in the same industry.

          -    When the company has aggressive accounting policies.

          - When the company has poor disclosure or lack of transparency in its financial statements.

----------
(35) An auditor does not perform an audit of interim financial statements and accordingly, in general, we do not believe should be opposed due to a restatement of interim financial statements, unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

          - Where the auditor had specifically limited its liability through its contract with the company.

          - We also look for other relationships or issues of concern with the auditor that might suggest a conflict between the interests of the auditor and the interests of shareholders.

     We typically support audit related proposals regarding:

          - Mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

The question often raised in proxy proposals related to pension accounting is what effect, if any, projected returns on employee pension assets should have on the Company's net income. This issue often comes up in the context of executive compensation and the extent to which pension accounting should be reflected in the performance of the business for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. However, the area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Other than in exceptional circumstances (e.g. where the Company does not adequately disclose information about its contributions to shareholders or where the Company has a history of abuse in the donation process) we believe that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting such proposals on a case by case basis if the company has substantially and consistently underperformed its peers and has been subject to regulatory action resulting from its political donations.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation plans with a detailed model and analyst review. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.

We recognize that equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, we take factors such as the administration of the plan, the method and terms of exercise, repricing history and express or implied rights to reprice, the presence of evergreen provisions and other factors into account in our model and analysis.

Our analysis is decidedly quantitative and focused on the cost of the plan as compared to the operating metrics of the business. We run twenty different analyses, comparing the program with both absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Importantly, our analysis differs from that of other advisors who have developed models for determining whether an option plan is excessive. The principal differences between our approaches (as we understand the various approaches of others) are: (i) we use a measure of expected annual expense of the program and compare that expense against operating metrics of the business to assist in determining whether the plan is excessive in light of the Company's performance;
(ii) we compare overall expected annual cost to the enterprise value of the firm, rather than to market capitalization because the employees, managers and directors of the firm are engaged in creating enterprise value not necessarily market capitalization (the biggest difference can be seen for a company where cash represents the vast majority of market capitalization); and (iii) our approach does not rely exclusively on relative comparisons with averages because we believe that academic literature proves that there are some absolute limits.

We evaluate option plans based on ten overarching principles:

     -    Companies should seek more shares only when they need them.

     - Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

     - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

     -    Annual net share count and voting power dilution should be limited.

     - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

     - The expected annual cost of the plan should be proportional to the value of the business.

     - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

     - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     -    Plans should not permit re-pricing of stock options.

     - Plans should not contain excessively liberal administrative or payment terms.

          OPTION EXCHANGES

          Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial, real downside risk in owning stock and we believe that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally. We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined ab initio to take on unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters the value of the stock option in the first instance; options that will practically never expire deeply out of the money are worth far more than options that have such a risk. In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to a re-trade.

          There is one circumstance in which a repricing or option exchange program is acceptable, namely, if the value of a stock has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original equity-based compensation "bargain" was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

               (i) officers and board members do not participate in the program;

               (ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

               (iii) the exchange is value neutral or value creative to
                     shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs; and

               (iv) management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

          PERFORMANCE BASED OPTIONS

          We regularly encounter shareholder requests that the board adopt a policy basing a significant portion of future stock option grants to senior executives on performance. Typically, performance-based options are defined as those whose exercise price is linked to an industry peer group stock performance index.

          Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their


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

          performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

          Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. If the board believes in performance-based compensation for executives, then these proposals typically will not hamper the board's ability to create such compensation plans.

          We generally recommend that shareholders vote in favor of performance based option requirements.

LINKING PAY WITH PERFORMANCE

Glass Lewis strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Our model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee's performance.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. We also believe that this provision allows shareholders to provide important review and consent of executive compensation, a subject that has raised some troubling concerns at several companies over the past few years.

We believe it is best practice for companies to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. In order to allow for meaningful shareholder review, we prefer that these proposals generally include: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Where companies fail to provide at least a list of performance targets or one of either a total pool or individual maximum or where the proposed plan is excessive when compared with those of the companies' peers and there are other extenuating circumstances, we typically recommend against the plan. The company's track record of aligning pay with performance (as evaluated using our proprietary Pay-for-Performance model) also plays a role in our recommendation on this issue. Where a company has a track record of reasonable pay relative to the performance of the business, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value of having the option of special compensation arrangements for continued exceptional performance. Like all other issues we review, our analysis of these situations attempts to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit given the fact that shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

OPTIONS EXPENSING

Glass Lewis strongly supports the expensing of stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies refuse to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.(36)

We will always recommend a vote in favor of a proposal to expense stock options.

LIMITS ON EXECUTIVE COMPENSATION

----------
(36) The Conference Board's Commission on Public Trust, in its report, Corporate Governance Best Practices at p. 28, notes in its "Key Recommendations on Executive Compensation" that "Fixed-price stock options should be expensed on financial statements of public companies. The costs associated with equity-based compensation should be reported on a uniform and consistent basis by all public companies in order to provide clear and understandable comparability."

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with its peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.

     LIMITS ON EXECUTIVE STOCK OPTIONS

     Stock options are a common form of compensation for senior executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend that our clients oppose caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA

Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. Shareholders can hold the board's compensation committee accountable for the compensation awarded through the election of directors.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company's pay is keeping pace with its performance. However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use information based on the individual level except in the case of senior corporate officers. Moreover, it will rarely be in the interests of shareholders to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could also create internal personnel issues that would be counterproductive for the company and its shareholders.

While we are in favor of full disclosure for senior executives and we view information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, we do not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE


ANTI-TAKEOVER MEASURES

     POISON PILLS (SHAREHOLDER RIGHTS PLANS)

     Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

     We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this, where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. This issue is different from other matters that are typically left to the board's discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring shareholders have a voice is the only way to safeguard their interests.

     In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause. We will consider supporting a poison pill plan if the provisions of the qualifying offer clause include the following attributes: (i) the form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to make amendments to the offer, to reduce the offer or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

     RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

     Glass Lewis strongly supports the right of shareholders to call special meetings. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to call special meetings that do not specify a minimum threshold, we will support them because the possible abuse of the right to call shareholder meetings is outweighed by the benefit to shareholders of having that right.

     SHAREHOLDER ACTION BY WRITTEN CONSENT

     Glass Lewis strongly supports the right of shareholders to act by written consent. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to act by without specifying a minimum threshold, we will support them based on the belief that shareholders are better off with this right than without it. However, when proposals are presented to allow shareholders the opportunity to act by written consent even without a specified minimum threshold, we will support them because the possible abuse of the right to act by written consent is outweighed by the benefit to shareholders of having that right.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     (i) Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary. First, we look at the historical stock pre-split price, if any. Second, we consider the current share price relative to the price in the prior 52 weeks to assess the current price relative to the Company's most common trading price over that period. Finally, we consider some absolute limits on stock price that in our view either always make a stock split appropriate if desired by management or conversely would almost never be a reasonable price at which to split a stock.

     (ii) Shareholder Defenses - Additional authorized shares could be used to bolster the efficacy of takeover defenses such as a "poison pill." The fact that the additional shares could be used to defend or discourage a hostile takeover is often discussed as a reason for a requested increase in the proxy. Glass Lewis is typically against such defenses and, therefore, will oppose actions intended to increase the efficacy of such defenses.

     (iii) Financing for Acquisitions - We look to see whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

     (iv) Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's recent history of capitalization and whether or not the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe it is best for shareholders to have the opportunity to review and vote on all proposals and director nominees that arise. Shareholders can always vote against those proposals that appear with little prior notice. However, shareholders, as owners of the business, are capable of identifying those issues where they have sufficient information and ignoring those where they do not. Setting arbitrary notice restrictions simply limits the opportunity for shareholders to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

Accordingly, we typically recommend that shareholders vote against these proposals.

VOTING STRUCTURE

     CUMULATIVE VOTING

     Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, shareholders need the protections of cumulative voting to ensure their voices are heard. Glass Lewis believes that cumulative voting generally operates as a safeguard for shareholders by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.


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

     The recent academic literature on this subject indicates that where a highly independent board is in place and the company has a shareholder friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

     Accordingly, we review these proposals on a case-by-case basis factoring in the independence of the board and the status of the company's governance structure. However, we typically find that these proposals are on ballots where independence is lacking and appropriate checks and balances that favor shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

     SUPERMAJORITY VOTE REQUIREMENTS

     Glass Lewis believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests. One key example is in the takeover context where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. We feel strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

LABOR PRACTICES

Glass Lewis believes that labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is our opinion that management is in the best position to determine appropriate practices in the context of its business. Shareholders can hold directors accountable for company decisions related to labor issues through the election of directors. However, in situations where a company's labor practices and its ramifications (through legal or market action) threatens to affect the performance of the company, Glass Lewis will consider supporting proposals regarding labor practices on a case by case basis.

     For example, at Wal-Mart's annual meeting in 2005 we recommend a vote in favor of a shareholder proposal to have the company prepare an equal employment opportunity report. We felt that there was significant potential economic exposure stemming from lawsuits and a federal investigation, both regarding the company's labor practices.

     In our view, Wal-Mart's shareholders deserved to know if their company had engaged in discriminatory employment practices that made it vulnerable to lawsuits and a variety of potential economic losses stemming from the suits and potential negative market reaction. In addition, we felt the shareholders should be informed about the specific steps that Wal-Mart is taking to address these issues that could have a negative impact on the stock price.

NON-DISCRIMINATION POLICIES

Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses. Board members are accountable to shareholders for the decisions they make about these issues when they face re-election.

REIMBURSEMENT OF SOLICITATION EXPENSES

Glass Lewis feels that in some circumstances, replacing some or all directors on a company's board is warranted where the incumbent director or directors have failed in their oversight of management in failing to take action to address continuous poor performance. In those cases where a dissident shareholder is seeking reimbursement for their expenses and has received the support of a majority of shareholders, Glass Lewis will generally recommend in favor of reimbursing the dissident for expenses incurred in waging the contest. In those rare cases where a shareholder has put their own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of their expenses by the company and other shareholders who, by virtue of their majority vote for the dissident, have expressed their concurrence with the dissident and who will share in the improved company performance. However, contests are expensive and distracting to the management and the board. Therefore, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support their candidate or candidates.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Glass Lewis believes that management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable on these issues when they face re-election. It is our opinion that management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics. However, Glass Lewis would consider supporting such proposals if they address specific issues that pose a substantial long-term risk to the company.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Repeatedly over the past several decades, shareholders have sought a mechanism by which they might have a genuine voice in the election of directors at companies where they hold an interest. Most of these efforts have centered on regulatory change, the latest iteration of which is the proxy access debate that has taken place at the SEC over the past three years, which appears to have stalled. The proposal here is, in our view, an effort to make the case for shareholder impact on director elections on a company specific basis. While this proposal would not give shareholders the opportunity to nominate directors or lead to elections in which shareholders have a choice among candidates for the board, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a very favorable outcome for shareholders.

During 2005, Glass Lewis tracked 56 precatory proposals to require a majority vote to elect directors. The average vote in favor was 38% and only 7 proposals received a majority of votes cast. The vote in favor ranged from 68% at Northrop Grumman to 16% at Amazon. The one binding proposal, at Paychex received only 20% of votes cast in favor, substantially below the average.

Today, most companies elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of any nominee (including himself, if the director is a shareholder) that nominee "wins" the election and assumes a seat on the board of directors. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

If a majority vote standard were implemented, a director would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe is not or will not pursue their best interests. We


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

think this very minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future. We believe a majority vote standard is overwhelmingly likely to lead to more attentive directors and very occasional use of this power to keep from obtaining a seat on the board a nominee who has a clear track record of ignoring shareholder interests in favor of personal or other interests that conflict with those of investors.

There are various initiatives begun to study the issue of majority versus plurality voting. The ABA Committee on Corporate Laws of the Section of Business Law is studying the issue in anticipation of recommending changes to the Model Business Corporation Act (the "Model Act") relating to voting by shareholders for the election of directors. In June it issued for comment a Discussion Paper in which it analyzed the issue in detail and identified certain alternatives to plurality voting. According to the Discussion Paper, plurality was adopted as a standard to address the concern over "failed elections" where a nominee did not receive a majority vote. However, it was not until 1987 that, due to the increasing number of corporate takeovers, Delaware corporate law was changed to make plurality the default standard to address the potential for failed elections resulting from contests.

Comments on the Discussion Paper were received from investors, companies and other groups, including the Task Force on Shareholder Proposals of the ABA Committee on Federal Regulation of Securities, which discussed proxy solicitation and disclosure considerations under the federal securities laws that would be implicated by a change from the traditional plurality vote requirement. A committee of the Delaware Bar Association also has undertaken a review of the pertinent provisions of Delaware corporate law. A working group consisting of representatives of various union retirement funds and companies is also studying the issue. While none of the groups has yet made a final determination, the ABA committee published its preliminary report on January 17, 2006 with a recommendation that stops short of changing the near universal plurality standard to a majority standard in the Model Act. However, the committee does recommend allowing shareholders at companies to implement a form of majority voting by amending the company's bylaws. Further, the committee has proposed a statutory method to require resignations of directors who fail to receive a majority vote.

In response to the high level of support shareholder votes on majority voting are garnering, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. Theses steps range from requiring directors that receive a majority of withhold votes to submit a letter of resignation (Pfizer) to actually requiring a majority vote of outstanding shares to elect directors (ADP). However, a small number of companies like Lockheed Martin have had a longstanding requirement of a majority of outstanding shares, a higher standard than votes cast, to elect a director.

However, we feel the Pfizer (or modified) approach does not go far enough because simply requiring a director to submit a resignation would still not require a majority vote to elect a director and would still not allow shareholders' input into the nomination process. Further, under the modified approach the Corporate Governance Committee could reject resignation and, even if it accepts it, the Corporate Governance Committee decides on the director's replacement. Finally, since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

Therefore, Glass Lewis will generally support proposals calling for the election of directors by a majority vote unless it would clearly disadvantage the company or put shareholders at risk.


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

        Proxy Policy and Guidelines - Wellington Management Company LLP

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

INTRODUCTION                Wellington Management Company, LLP ("Wellington
                            Management") has adopted and implemented policies
                            and procedures that it believes are reasonably
                            designed to ensure that proxies are voted in the
                            best economic interests of its clients around the
                            world.

                            Wellington Management's Global Proxy Voting
                            Guidelines, included as pages 6-12 of these Global
                            Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting
                            Guidelines.

STATEMENT OF POLICIES       As a matter of policy, Wellington Management:

                            1
                            Takes responsibility for voting client proxies only
                            upon a client's written request.

                            2
                            Votes all proxies in the best interests of its
                            clients as shareholders, i.e., to maximize economic
                            value.

                            3
                            Develops and maintains broad guidelines setting out
                            positions on common proxy issues, but also considers
                            each proposal in the context of the issuer,
                            industry, and country or countries in which its
                            business is conducted.

                            4
                            Evaluates all factors it deems relevant when
                            considering a vote, and may determine in certain
                            instances that it is in the best interest of one or
                            more clients to refrain from voting a given proxy
                            ballot.
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                            5
                            Identifies and resolves all material proxy-related
                            conflicts of interest between the firm and its
                            clients in the best interests of the client.

                            6
                            Believes that sound corporate governance practices
                            can enhance shareholder value and therefore
                            encourages consideration of an issuer's corporate
                            governance as part of the investment process.

                            7
                            Believes that proxy voting is a valuable tool that
                            can be used to promote sound corporate governance to
                            the ultimate benefit of the client as shareholder.

                            8
                            Provides all clients, upon request, with copies of
                            these Global Proxy Policies and Procedures, the
                            Global Proxy Voting Guidelines, and related reports,
                            with such frequency as required to fulfill
                            obligations under applicable law or as reasonably
                            requested by clients.

                            9
                            Reviews regularly the voting record to ensure that
                            proxies are voted in accordance with these Global
                            Proxy Policies and Procedures and the Global Proxy
                            Voting Guidelines; and ensures that procedures,
                            documentation, and reports relating to the voting of
                            proxies are promptly and properly prepared and
                            disseminated.

RESPONSIBILITY AND          Wellington Management has a Corporate Governance
OVERSIGHT                   Committee, established by action of the firm's
                            Executive Committee, that is responsible for the
                            review and approval of the firm's written Global
                            Proxy Policies and Procedures and its Global Proxy
                            Voting Guidelines, and for providing advice and
                            guidance on specific proxy votes for individual
                            issuers. The firm's Legal Services Department
                            monitors regulatory requirements with respect to
                            proxy voting on a global basis and works with the
                            Corporate Governance Committee to develop policies
                            that implement those requirements. Day-to-day
                            administration of the proxy voting process at
                            Wellington Management is the responsibility of the
                            Corporate Governance Group within the Corporate
                            Operations Department. In addition, the Corporate
                            Governance Group acts as a resource for portfolio
                            managers and research analysts on proxy matters, as
                            needed.
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STATEMENT OF PROCEDURES     Wellington Management has in place certain
                            procedures for implementing its proxy voting
                            policies.

General Proxy Voting        AUTHORIZATION TO VOTE. Wellington Management will
                            vote only those proxies for which its clients have
                            affirmatively delegated proxy-voting authority.

                            RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington
                            Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                            RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                            RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                            PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington
                            Management's Global Proxy Voting Guidelines, and handled as follows:

                            - Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy
                                 Voting Guidelines (i.e., "For", "Against",
                                 "Abstain") are reviewed by the Corporate
                                 Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

                            -    Issues identified as "case-by-case" in the
                                 Global Proxy Voting Guidelines are further
                                 reviewed by the Corporate Governance Group. In
                                 certain circumstances, further input is needed,
                                 so the issues are forwarded to the relevant
                                 research analyst and/or portfolio manager(s)
                                 for their input.
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                            -    Absent a material conflict of interest, the
                                 portfolio manager has the authority to decide
                                 the final vote. Different portfolio managers
                                 holding the same securities may arrive at
                                 different voting conclusions for their clients'
                                 proxies.

                            MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND
                            RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate
                            Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.
                            In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate
                            Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                            If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
                            Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate
                            Governance Committee should convene. Any Corporate
                            Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations        In certain instances, Wellington Management may be
                            unable to vote or may determine not to vote a proxy
                            on behalf of one or more clients. While not
                            exhaustive, the following list of considerations
                            highlights some potential instances in which a proxy
                            vote might not be entered.

                            SECURITIES LENDING. Wellington Management may be
                            unable to vote proxies when the underlying
                            securities have been lent out pursuant to a client's
                            securities lending program. In general, Wellington
                            Management does not know when securities have been
                            lent out and are therefore unavailable to be voted.
                            Efforts to recall loaned securities are not always
                            effective, but, in rare circumstances, Wellington
                            Management may recommend that a client attempt to
                            have its custodian recall the security to permit
                            voting of related proxies.
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                            SHARE BLOCKING AND RE-REGISTRATION. Certain
                            countries require shareholders to stop trading
                            securities for a period of time prior to and/or
                            after a shareholder meeting in that country (i.e.,
                            share blocking). When reviewing proxies in share
                            blocking countries, Wellington Management evaluates
                            each proposal in light of the trading restrictions
                            imposed and determines whether a proxy issue is
                            sufficiently important that Wellington Management
                            would consider the possibility of blocking shares.
                            The portfolio manager retains the final authority to
                            determine whether to block the shares in the
                            client's portfolio or to pass on voting the meeting.

                            In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington
                            Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                            LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF
                            PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington
                            Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION      Wellington Management maintains records of proxies
                            voted pursuant to Section 204-2 of the Investment
                            Advisers Act of 1940 (the "Advisers Act"), the
                            Employee Retirement Income Security Act of 1974, as
                            amended ("ERISA"), and other applicable laws.

                            Wellington Management's Global Proxy Policies and
                            Procedures may be amended from time to time by
                            Wellington Management. Wellington Management
                            provides clients with a copy of its Global Proxy
                            Policies and Procedures, including the Global Proxy
                            Voting Guidelines, upon written request. In
                            addition, Wellington Management will make specific
                            client information relating to proxy voting
                            available to a client upon reasonable written
                            request.
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                            Global Proxy Voting Guidelines

INTRODUCTION                Upon a client's written request, Wellington
                            Management Company, LLP ("Wellington Management")
                            votes securities that are held in the client's
                            account in response to proxies solicited by the
                            issuers of such securities. Wellington Management
                            established these Global Proxy Voting Guidelines to
                            document positions generally taken on common proxy
                            issues voted on behalf of clients.

                            These Guidelines are based on Wellington
                            Management's fiduciary obligation to act in the best economic interest of its clients as shareholders.
                            Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting
                            Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                            Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES           COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                            -    Election of Directors:             Case-by-Case

                                 Wellington Management believes
                                 that shareholders' ability to
                                 elect directors annually is the
                                 most important right
                                 shareholders have. We generally
                                 support management nominees, but
                                 will withhold votes from any
                                 director who is demonstrated to
                                 have acted contrary to the best
                                 economic interest of
                                 shareholders. We may withhold
                                 votes from directors who failed
                                 to implement shareholder
                                 proposals that received majority
                                 support, implemented dead-hand
                                 or no-hand poison pills, or
                                 failed to attend at least 75% of
                                 scheduled board meetings.
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                            Global Proxy Voting Guidelines

                            -    Classify Board of Directors:       Against

                                 We will also vote in favor of
                                 shareholder proposals seeking to
                                 declassify boards.

                            -    Adopt Director Tenure/Retirement   Against
                                 Age (SP):

                            -    Adopt Director & Officer           For
                                 Indemnification: We generally
                                 support director and officer
                                 indemnification as critical to
                                 the attraction and retention of
                                 qualified candidates to the
                                 board. Such proposals must
                                 incorporate the duty of care.

                            -    Allow Special Interest             Against
                                 Representation to Board (SP):

                            -    Require Board Independence:        For
                                 Wellington Management believes
                                 that, in the absence of a
                                 compelling counter-argument or
                                 prevailing market norms, at
                                 least 65% of a board should be
                                 comprised of independent
                                 directors, with independence
                                 defined by the local market
                                 regulatory authority. Our
                                 support for this level of
                                 independence may include
                                 withholding approval for non-
                                 independent directors, as well
                                 as votes in support of
                                 shareholder proposals calling
                                 for independence.

                            -    Require Key Board Committees to    For
                                 be Independent. Key board
                                 committees are the Nominating,
                                 Audit, and Compensation
                                 Committees. Exceptions will be
                                 made, as above, in respect of
                                 local market conventions.

                            -    Require a Separation of Chair      For
                                 and CEO or Require a Lead
                                 Director:

                            -    Approve Directors' Fees:           For

                            -    Approve Bonuses for Retiring       Case-by-Case
                                 Directors:

                            -    Elect Supervisory                  For
                                 Board/Corporate Assembly:

                            -    Elect/Establish Board Committee:   For
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                            Global Proxy Voting Guidelines

                            -    Adopt Shareholder                  Case-by-Case
                                 Access/Majority Vote on Election
                                 of Directors (SP):

                                 Wellington Management believes
                                 that the election of directors
                                 by a majority of votes cast is
                                 the appropriate standard for
                                 companies to adopt and therefore
                                 generally will support those
                                 proposals that seek to adopt
                                 such a standard. Our support for
                                 such proposals will extend
                                 typically to situations where
                                 the relevant company has an
                                 existing resignation policy in
                                 place for directors that receive
                                 a majority of "withhold" votes.
                                 We believe that it is important
                                 for majority voting to be
                                 defined within the company's
                                 charter and not simply within
                                 the company's corporate
                                 governance policy.

                                 Generally we will not support
                                 proposals that fail to provide
                                 for the exceptional use of a
                                 plurality standard in the case
                                 of contested elections. Further,
                                 we will not support proposals
                                 that seek to adopt a majority of
                                 votes outstanding (i.e., total
                                 votes eligible to be cast as
                                 opposed to actually cast)
                                 standard.

                            MANAGEMENT COMPENSATION

                            -    Adopt/Amend Stock Option Plans:    Case-by-Case

                            -    Adopt/Amend Employee Stock         For
                                 Purchase Plans:

                            -    Approve/Amend Bonus Plans:         Case-by-Case

                                 In the US, Bonus Plans are
                                 customarily presented for
                                 shareholder approval pursuant to
                                 Section 162(m) of the Omnibus
                                 Budget Reconciliation Act of
                                 1992 ("OBRA"). OBRA stipulates
                                 that certain forms of
                                 compensation are not tax-
                                 deductible unless approved by
                                 shareholders and subject to
                                 performance criteria. Because
                                 OBRA does not prevent the
                                 payment of subject compensation,
                                 we generally vote "for" these
                                 proposals. Nevertheless,
                                 occasionally these proposals are
                                 presented in a bundled form
                                 seeking 162 (m) approval and
                                 approval of a stock option plan.
                                 In such cases, failure of the
                                 proposal prevents the awards
                                 from being granted. We will vote
                                 against these proposals where
                                 the grant portion of the
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                            Global Proxy Voting Guidelines

                            proposal fails our guidelines for the
                            evaluation of stock option plans.

                            -    Approve Remuneration Policy:       Case-by-Case

                            -    Exchange Underwater Options:       Case-by-Case

                                 Wellington Management may
                                 support value-neutral exchanges
                                 in which senior management is
                                 ineligible to participate.

                            -    Eliminate or Limit Severance       Case-by-Case
                                 Agreements (Golden Parachutes):

                                 We will oppose excessively
                                 generous arrangements, but may
                                 support agreements structured to
                                 encourage management to
                                 negotiate in shareholders' best
                                 economic interest.

                            -    Shareholder Approval of Future     Case-by-Case
                                 Severance Agreements Covering
                                 Senior Executives (SP):

                                 We believe that severance
                                 arrangements require special
                                 scrutiny, and are generally
                                 supportive of proposals that
                                 call for shareholder
                                 ratification thereof. But, we
                                 are also mindful of the board's
                                 need for flexibility in
                                 recruitment and retention and
                                 will therefore oppose
                                 limitations on board
                                 compensation policy where
                                 respect for industry practice
                                 and reasonable overall levels of
                                 compensation have been
                                 demonstrated.

                            -    Expense Future Stock Options       For
                                 (SP):

                            -    Shareholder Approval of All Stock  For
                                 Option Plans (SP):

                            -    Disclose All Executive             For
                                 Compensation (SP):

                            REPORTING OF RESULTS

                            -    Approve Financial Statements:      For

                            -    Set Dividends and Allocate         For
                                 Profits:
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                            Global Proxy Voting Guidelines

                            -    Limit Non-Audit Services
                                 Provided by Auditors (SP):         Case-by-Case

                                 We follow the guidelines
                                 established by the Public
                                 Company Accounting Oversight
                                 Board regarding permissible
                                 levels of non-audit fees payable
                                 to auditors.

                            -    Ratify Selection of Auditors and
                                 Set Their Fees:                    Case-by-Case

                                 Wellington Management will
                                 generally support management's
                                 choice of auditors, unless the
                                 auditors have demonstrated
                                 failure to act in shareholders'
                                 best economic interest.

                            -    Elect Statutory Auditors:          Case-by-Case

                            -    Shareholder Approval of Auditors
                                 (SP):                              For

                            SHAREHOLDER VOTING RIGHTS

                            -    Adopt Cumulative Voting (SP):      Against

                                 We are likely to support
                                 cumulative voting proposals at
                                 "controlled" companies (i.e.,
                                 companies with a single majority
                                 shareholder), or at companies
                                 with two-tiered voting rights.

                            -    Shareholder Rights Plans           Case-by-Case

                                 Also known as Poison Pills,
                                 these plans can enable boards of
                                 directors to negotiate higher
                                 takeover prices on behalf of
                                 shareholders. However, these
                                 plans also may be misused to
                                 entrench management. The
                                 following criteria are used to
                                 evaluate both management and
                                 shareholder proposals regarding
                                 shareholder rights plans.

                                 -    We generally support plans
                                      that include:

                                      -    Shareholder approval
                                           requirement

                                      -    Sunset provision

                                      -    Permitted bid feature
                                           (i.e., bids that are
                                           made for all shares
                                           and demonstrate
                                           evidence of financing
                                           must be submitted to a
                                           shareholder vote).

                                 Because boards generally have
                                 the authority to adopt
                                 shareholder rights plans without
                                 shareholder approval, we are
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                            Global Proxy Voting Guidelines

                                 equally vigilant in our
                                 assessment of requests for
                                 authorization of blank check
                                 preferred shares (see below).

                            -    Authorize Blank Check Preferred
                                 Stock:                             Case-by-Case

                                 We may support authorization
                                 requests that specifically
                                 proscribe the use of such shares
                                 for anti-takeover purposes.

                            -    Eliminate Right to Call a Special
                                 Meeting:                           Against

                            -    Increase Supermajority Vote
                                 Requirement:                       Against

                                 We likely will support
                                 shareholder and management
                                 proposals to remove existing
                                 supermajority vote requirements.

                            -    Adopt Anti-Greenmail Provision:    For

                            -    Adopt Confidential Voting (SP):    Case-by-Case

                                 We require such proposals to
                                 include a provision to suspend
                                 confidential voting during
                                 contested elections so that
                                 management is not subject to
                                 constraints that do not apply to
                                 dissidents.

                            -    Remove Right to Act by Written
                                 Consent:                           Against

                            CAPITAL STRUCTURE

                            -    Increase Authorized Common
                                 Stock:                             Case-by-Case

                                 We generally support requests
                                 for increases up to 100% of the
                                 shares currently authorized.
                                 Exceptions will be made when the
                                 company has clearly articulated
                                 a reasonable need for a greater
                                 increase.

                            -    Approve Merger or Acquisition:     Case-by-Case

                            -    Approve Technical Amendments to
                                 Charter:                           Case-by-Case

                            -    Opt Out of State Takeover
                                 Statutes:                          For

                            -    Authorize Share Repurchase:        For
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                            Global Proxy Voting Guidelines

                            -    Authorize Trade in Company
                                 Stock:                             For

                            -    Approve Stock Splits: We approve
                                 stock splits and reverse stock
                                 splits that preserve the level
                                 of authorized, but unissued
                                 shares.                            Case-by-Case

                            -    Approve
                                 Recapitalization/Restructuring:    Case-by-Case

                            -    Issue Stock with or without
                                 Preemptive Rights:                 For

                            -    Issue Debt Instruments:            Case-by-Case

                            SOCIAL ISSUES

                            -    Endorse the Ceres Principles
                                 (SP):                              Case-by-Case

                            -    Disclose Political and PAC Gifts
                                 (SP):                              Case-by-Case

                                 Wellington Management generally
                                 does not support imposition of
                                 disclosure requirements on
                                 management of companies in
                                 excess of regulatory
                                 requirements.

                            -    Require Adoption of
                                 International Labor
                                 Organization's Fair Labor
                                 Principles (SP):                   Case-by-Case

                            -    Report on Sustainability (SP):     Case-by-Case

                            MISCELLANEOUS

                            -    Approve Other Business:            Against

                            -    Approve Reincorporation:           Case-by-Case

                            -    Approve Third-Party
                                 Transactions:                      Case-by-Case

                            Dated: August 1, 2006
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          Proxy Policy and Guidelines - Holland Capital Management, LP

                         HOLLAND CAPITAL MANAGEMENT, LP
                      Proxy Voting Policies and Procedures

                                  April 1, 2006

General Guidelines

The Securities and Exchange Commission ("SEC") has stated that an investment adviser, such as Holland Capital Management, L.P. ("Holland Capital"), is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. To satisfy the adviser's duty of loyalty, the adviser must cast the proxy votes of securities of its clients over which it exercises proxy voting authority in a manner consistent with the best interest of its clients and must not subrogate client interests to its own.

Pursuant to Investment Advisers Act Rule 206(4)-6, Holland Capital has adopted this Proxy Voting Policies and Procedures to be followed where Holland Capital has the authority to exercise proxies for securities in the accounts of its clients. Notwithstanding these Policies and Procedures, if, at any time reasonably in advance of the time when a proxy must be exercised, a client requests Holland Capital to vote the proxies for shares beneficially owned by that client in a certain manner, Holland Capital will follow that instruction.

In discharging its duties to vote a client's proxy, Holland Capital is not required to become a shareholder activist, e.g., engaging in soliciting proxies or supporting or opposing matters before shareholders. Rather, Holland Capital is obligated to be reasonably informed about the company and to have reviewed and be familiar with the issues raised in the proxy materials distributed in advance of the shareholder meeting. There may be instances where Holland Capital determines that overall it is in the client's best interest if Holland Capital does not exercise the proxy for voting the shares held for the benefit of that client.

Accounts Subject to the Employee Retirement Income Securities Act of 1974 ("ERISA")

The Department of Labor's Interpretive Bulletin 94-2, 29 CFR 2509.94-2, discusses the voting of proxies appurtenant to shares of a corporation's stock that is held by or for an employee benefit plan that is subject to ERISA. With respect to such plans for which Holland Capital serves as an investment manager, Holland Capital will act in a manner consistent with that Interpretive Bulletin. In particular, where the named fiduciary of the plan has reserved to itself (or to another fiduciary in accordance with the plan document) the right to direct the voting of some or all proxies, Holland Capital will deliver to such fiduciary all such proxy materials for exercise by that plan fiduciary. Where the named fiduciary has not reserved such voting right but has expressly conditioned Holland Capital's engagement as investment manager upon compliance with a statement of investment policy that includes policies on proxy voting, Holland Capital will vote the proxies for shares in the plan's accounts managed by Holland Capital in a manner consistent with such policies except to the extent Holland Capital determines that adherence to such policies would violate its fiduciary duties under ERISA.

In all other cases where Holland Capital has been appointed as an investment manager for an

ERISA plan, Holland Capital will vote the proxies for shares of stock under Holland Capital's control that are held for such plan in a manner consistent with its fiduciary duties under ERISA and with a view to enhancing the value of the shares of stock, taking into account the period over which Holland Capital expects to hold such shares for the plan. Holland Capital will maintain accurate records of its voting of shares of stock held for such plans and will make such records or extracts thereof available to plan administrators and fiduciaries upon request.

The above policies regarding proxy voting for ERISA plans will take precedence over the following general proxy voting guidelines in the event of any conflict between them.

Proxy Voting Committee

Holland Capital has established the Investment Policy Committee ("IPC"). The IPC consists of Holland Capital's equity investment analysts ("Analysts"), its portfolio managers and its Chief Investment Officer, who chairs the IPC. The IPC is responsible for implementing these Proxy Voting Policies and Procedures and for periodically reviewing and revising them. The IPC intends to review these Proxy Voting Policies and Procedures no less frequently than annually.

Proxy Voting

Holland Capital subscribes to Glass Lewis & Co. ("Glass") an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations, and Institutional Shareholder Services ("ISS"), a record-keeping and vote disclosure service. In determining whether, and, if so, how to vote proxies Holland Capital's IPC considers the Glass recommendations, among other matters.

Conflicts of Interest

From time-to-time Holland Capital may have conflicts related to proxy voting. As a matter of policy, Holland Capital's portfolio managers, analysts and other Holland Capital officers, partners, and employees will not be influenced by outside sources whose interests conflict with the interests of clients. Any such person who becomes aware of a material conflict between the interests of a client and the interests of Holland Capital relating to a particular proxy vote shall immediately disclose that conflict to the IPC. The IPC is responsible for monitoring and resolving such conflicts, as discussed below. Examples of potential conflicts of interest include:

     Business Relationships. A proxy voting proposal relating to a company or other persons with which Holland Capital, or an affiliate, has a material business relationship may cause a conflict if failure to vote in a manner favorable to such company or other persons could harm Holland Capital's relationship with that company. One example is where Holland Capital is or seeks to be appointed manager of a company's pension plan and would be looked to by the company and its officers to vote in favor of all of management's proposals and against those opposed by management.

     Personal or Familial Relationships. A proxy voting proposal relating to a company or situation where Holland Capital, or an officer, partner, or employee of Holland Capital, or an affiliate has a personal or familial relationship, e.g., spouse, close personal friend or family relative, with one or more present or prospective directors of that company, may cause a conflict of interest.

In the event the IPC, an Analyst, or portfolio manager identifies a material conflict of interest relating to a particular proxy proposal, the affected Analyst or portfolio manager will be required to recuse himself or herself from the proxy voting process, and the IPC will be responsible for reviewing the proposal and determining the vote. In all instances, the Analyst or portfolio manager will be required to provide the IPC with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the Analyst or portfolio manager will disclose to the IPC any contact he or she has had with persons outside of Holland Capital regarding the proxy issue. The IPC will review the Analyst's or portfolio manager's voting recommendation and all relevant facts and circumstances and determine how the proxy should be voted. If the IPC believes the application of the Guidelines is not in the best interests of clients, the IPC may vote contrary to the Guidelines, and it will document its voting rationale.

General Procedures

Holland Capital's Client Service department ("Client Service") is responsible for administering the proxy voting process. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion.

The firm's IPC is responsible for reviewing proxy votes on securities held in advisory clients' accounts. The IPC makes all decisions regarding the purchase and sale of securities for clients' portfolios. Since equity accounts are generally managed using the same investment philosophy and process, most accounts hold the same securities. Votes cast for the same security held in multiple advisory clients' accounts will generally be voted the same unless there would be a conflict with the client's goals, objectives, and/or directives. This could result in a different vote cast for the same security held in multiple clients' accounts.

Client Service works with ISS and Glass to ensure that all meeting notices and proxy matters are communicated to the Analysts and portfolio managers for consideration pursuant to these Guidelines. Client Service provides each Analyst and portfolio manager with a weekly report summarizing all upcoming proxy votes in his or her area of research coverage. The Analysts and portfolio managers are provided with copies of the proxy statements.

A primary factor used in determining whether to invest or continue an investment in a particular issuer's securities is the quality of that company's management. Therefore, all other things being equal, the recommendations of management on any proxy matter will be given significant consideration of how to vote that proxy.

Although reliance is placed on the Guidelines in casting votes, each proxy issue is considered on a case-by-case basis. Instances may occur where a proxy vote will be inconsistent with the recommendations of Management and Glass. Additionally, the proxies and related proxy issues generally vary among companies, so votes may vary from company to company. After detailed analysis, vote recommendations are communicated by the Analyst and/or portfolio manager to the IPC which reviews the final vote decision. Generally proxies are voted consistent with the Guidelines, and Client Service is instructed to vote all proxies accordingly, unless the IPC indicates otherwise. The IPC, and each Analyst and portfolio manager is responsible for monitoring proxy proposals for issuers in their respective research coverage areas and of notifying Client Service of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the Analyst and/or portfolio manager will submit a written recommendation to the IPC which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the IPC generally will vote consistent with the Guidelines.

Holland Capital will attempt to process every proxy vote it receives. There may be instances where Holland Capital may not be given enough time to process a proxy vote. For example, Holland Capital, through no fault of its own, may receive a meeting notice too late to act or may be unable to obtain a timely translation so it could vote the shares.

Holland Capital reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has represented to Holland Capital that their position on a particular issue differs from Holland Capital's position.

Recordkeeping

Holland Capital retains records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Holland Capital regarding votes cast contrary to the Guidelines. In addition, any document prepared by Holland Capital that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, IPC materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are available on the SEC's EDGAR database. All proxy voting materials and supporting documentation are retained for a minimum of 5 years, the first 2 years at Holland Capital's office.

Proxy Voting Disclosure

Upon receipt of a request from a client, Holland Capital will promptly furnish that client a list of the securities in that client's portfolio for which Holland Capital has exercised a proxy and how Holland Capital exercised such proxy in the annual or special meetings of shareholders during the period that security was in that client's account.

                                     * * *

                                    EXHIBIT A

Holland Capital Proxy Voting Guidelines

The following is a summary of Holland Capital's proxy voting guidelines that set forth what the IPC will follow as a general matter, particularly in the cases of conflicts of interests between those of Holland Capital and the client. Holland Capital has engaged Glass Lewis & Co. ("Glass") an unaffiliated proxy voting and research service, to assist in the voting of proxies. Glass makes proxy voting recommendations to Holland Capital based on these Guidelines.

1.   AUDITORS

Vote FOR proposals to ratify auditors proposed by an audit committee of independent directors, unless any of the following apply:

     An auditor has a financial interest in or association with the company, and is therefore not independent,

     Fees for non-audit services are excessive, including, among others, equal to or greater than the fees for audit services, or

     There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is some other concern regarding the performance of the auditor in carrying out its duties to shareholders.

2.   BOARD OF DIRECTORS

Director Nominees in Uncontested Elections

In uncontested board elections, Holland Capital will generally vote in favor of management's directors because Holland Capital believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. Nonetheless, votes on director nominees will be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board and committee meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote, on a CASE-BY-CASE basis, on shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Glass' definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote FOR proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by Glass.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights, except where the increase is combined with increases for the other classes of stock and is done on a proportional basis.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     It is intended for financing purposes with minimal or no dilution to current shareholders; and

     It is not designed to preserve the voting power of an insider or significant shareholder.

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans shall be determined on a CASE-BY-CASE basis. Glass' model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis including, but not limited to:

          Rationale for the repricing
          Value-for-value exchange
          Exercise price
          Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans will be determined on a CASE-BY-CASE basis by reviewing whether or not the specific components of the plan are reasonable and whether the company's use of equity in its compensation plans generally is reasonable when compared with peers and when compared with the performance of the business.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, IPC will vote on a CASE-BY-CASE basis. While a wide variety of factors goes into each analysis, the overall principal guiding all vote decisions focuses on how the proposal will enhance the economic value of the company.

                                      * * *

   Proxy Policy and Guidelines - Kayne Anderson Rudnick Investment Management

                                  PROXY VOTING

A. POLICY

KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines, available at the KAR website. These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. PROCEDURE

As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that
(i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.

     1. CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

          (i) Where the ISS Proxy Voting Guidelines outline the firm's voting position, either as "for" or "against" such proxy proposal, voting is in accordance with the Adviser's Proxy Voting Guidelines.

          (ii) Where the ISS Proxy Voting Guidelines outline the firm's voting position to be on a "case-by-case basis" for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.

     2. OTHER SPECIAL CIRCUMSTANCES

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

     3. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C. PROXY VOTING RECORDS

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

     (i) A copy of these policies and procedures;

     (ii) A copy of each proxy statement the firm receives regarding client's securities;

     (iii) A record of each vote cast by the firm on behalf of a client;

     (iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

     (v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

D. CLIENT DISCLOSURE

As disclosed in Schedule H of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.

                                     ISS 2006 US PROXY VOTING GUIDELINES SUMMARY

                                                                      (ISS LOGO)
                                              INSTITUTIONAL SHAREHOLDER SERVICES

                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                      ROCKVILLE, MD - 20850-4045
                                                                  (301) 556-0500
                                                              FAX (301) 556-0486
                                                                WWW.ISSPROXY.COM

Copyright (C) 2005 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:
Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850
ISS is a trademark used herein under license.

                    ISS 2006 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2006
                              UPDATED DEC 19, 2005

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS ......................................................    6
      Adjourn Meeting .....................................................    6
      Amend Quorum Requirements ...........................................    6
      Amend Minor Bylaws ..................................................    6
      Change Company Name .................................................    6
      Change Date, Time, or Location of Annual Meeting ....................    6
      Ratifying Auditors ..................................................    6
      Transact Other Business .............................................    6

2. BOARD OF DIRECTORS: ....................................................    7
      Voting on Director Nominees in Uncontested Elections ................    7
      2006 Classification of Directors ....................................    9
      Age Limits ..........................................................   10
      Board Size ..........................................................   10
      Classification/Declassification of the Board ........................   10
      Cumulative Voting ...................................................   10
      Director and Officer Indemnification and Liability Protection .......   11
      Establish/Amend Nominee Qualifications ..............................   11
      Filling Vacancies/Removal of Directors ..............................   11
      Independent Chair (Separate Chair/CEO) ..............................   11
      Majority of Independent Directors/Establishment of Committees .......   12
      Majority Vote Shareholder Proposals .................................   12
      Office of the Board .................................................   13
      Open Access .........................................................   13
      Stock Ownership Requirements ........................................   13
      Term Limits .........................................................   13

3. PROXY CONTESTS .........................................................   14
      Voting for Director Nominees in Contested Elections .................   14
      Reimbursing Proxy Solicitation Expenses .............................   14
      Confidential Voting .................................................   14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES ........................   15
      Advance Notice Requirements for Shareholder Proposals/Nominations ...   15
      Amend Bylaws without Shareholder Consent ............................   15
      Poison Pills ........................................................   15
      Shareholder Ability to Act by Written Consent .......................   15
      Shareholder Ability to Call Special Meetings ........................   15
      Supermajority Vote Requirements .....................................   15

5. MERGERS AND CORPORATE RESTRUCTURINGS ...................................   16
   Overall Approach .......................................................   16


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          2

      Appraisal Rights ....................................................   16
      Asset Purchases .....................................................   16
      Asset Sales .........................................................   17
      Bundled Proposals ...................................................   17
      Conversion of Securities ............................................   17
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
         Plans/Reverse Leveraged Buyouts/Wrap Plans ......................    17
      Formation of Holding Company ........................................   17
      Going Private Transactions (LBOs, Minority Squeezeouts, and Going
         Dark) ............................................................   18
      Joint Ventures ......................................................   18
      Liquidations ........................................................   18
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
         or Acquisition ...................................................   18
      Private Placements/Warrants/Convertible Debentures ..................   18
      Spinoffs ............................................................   19
      Value Maximization Proposals ........................................   19

6. STATE OF INCORPORATION .................................................   20
      Control Share Acquisition Provisions ................................   20
      Control Share Cash-out Provisions ...................................   20
      Disgorgement Provisions .............................................   20
      Fair Price Provisions ...............................................   20
      Freeze-out Provisions ...............................................   20
      Greenmail ...........................................................   20
      Reincorporation Proposals ...........................................   21
      Stakeholder Provisions ..............................................   21
      State Antitakeover Statutes .........................................   21

7. CAPITAL STRUCTURE ......................................................   22
      Adjustments to Par Value of Common Stock ............................   22
      Common Stock Authorization ..........................................   22
      Dual-Class Stock ....................................................   22
      Issue Stock for Use with Rights Plan ................................   22
      Preemptive Rights ...................................................   22
      Preferred Stock .....................................................   22
      Recapitalization ....................................................   23
      Reverse Stock Splits ................................................   23
      Share Repurchase Programs ...........................................   23
      Stock Distributions: Splits and Dividends ...........................   23
      Tracking Stock ......................................................   23

8. EXECUTIVE AND DIRECTOR COMPENSATION ....................................   24
   Equity Compensation Plans ..............................................   24
      Cost of Equity Plans ................................................   24
      Repricing Provisions ................................................   24
      Pay-for Performance Disconnect ......................................   24
      Three-Year Burn Rate/Burn Rate Commitment ...........................   26
      Poor Pay Practices ..................................................   27
   Specific Treatment of Certain Award Types in Equity Plan Evaluations: ..   28
      Dividend Equivalent Rights ..........................................   28
      Liberal Share Recycling Provisions ..................................   28
      Transferable Stock Option Awards ....................................   28
   Other Compensation Proposals and Policies ..............................   28
      401(k) Employee Benefit Plans .......................................   28


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          3

      Director Compensation ...............................................   28
      Director Retirement Plans ...........................................   29
      Disclosure of CEO Compensation-Tally Sheet ..........................   29
      Employee Stock Ownership Plans (ESOPs) ..............................   30
      Employee Stock Purchase Plans-- Qualified Plans .....................   30
      Employee Stock Purchase Plans-- Non-Qualified Plans .................   31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
      Compensation Proposals) .............................................   31
      Option Exchange Programs/Repricing Options ..........................   31
      Stock Plans in Lieu of Cash .........................................   32
      Transfer Programs of Stock Options ..................................   32
   Shareholder Proposals on Compensation ..................................   32
      Disclosure/Setting Levels or Types of Compensation for Executives
         and Directors ....................................................   32
      Option Expensing ....................................................   33
      Option Repricing ....................................................   33
      Pension Plan Income Accounting ......................................   33
      Performance-Based Awards ............................................   33
      Severance Agreements for Executives/Golden Parachutes ...............   33
      Supplemental Executive Retirement Plans (SERPs) .....................   33

9. CORPORATE RESPONSIBILITY ...............................................   34
   Consumer Issues and Public Safety ......................................   34
      Animal Rights .......................................................   34
      Drug Pricing ........................................................   34
      Drug Reimportation ..................................................   34
      Genetically Modified Foods ..........................................   34
      Handguns ............................................................   35
      HIV/AIDS ............................................................   35
      Predatory Lending ...................................................   35
      Tobacco .............................................................   36
      Toxic Chemicals .....................................................   36
   Environment and Energy .................................................   37
      Arctic National Wildlife Refuge .....................................   37
      CERES Principles ....................................................   37
      Concentrated Area Feeding Operations (CAFOs) ........................   37
      Environmental-Economic Risk Report ..................................   37
      Environmental Reports ...............................................   37
      Global Warming ......................................................   37
      Kyoto Protocol Compliance ...........................................   38
      Land Use ............................................................   38
      Nuclear Safety ......................................................   38
      Operations in Protected Areas .......................................   38
      Recycling ...........................................................   38
      Renewable Energy ....................................................   38
      Sustainability Report ...............................................   39
   General Corporate Issues ...............................................   39
      Charitable/Political Contributions ..................................   39
      Link Executive Compensation to Social Performance ...................   39
      Outsourcing/Offshoring ..............................................   40
   Labor Standards and Human Rights .......................................   40
      China Principles ....................................................   40
      Country-specific Human Rights Reports ...............................   40
      International Codes of Conduct/Vendor Standards .....................   40
      MacBride Principles .................................................   41


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          4

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
   Military Business ......................................................   41
      Foreign Military Sales/Offsets ......................................   41
      Landmines and Cluster Bombs .........................................   41
      Nuclear Weapons .....................................................   41
      Operations in Nations Sponsoring Terrorism (e.g., Iran) .............   42
      Spaced-Based Weaponization ..........................................   42
   Workplace Diversity ....................................................   42
      Board Diversity .....................................................   42
      Equal Employment Opportunity (EEO) ..................................   42
      Glass Ceiling .......................................................   42
      Sexual Orientation ..................................................   43

10. MUTUAL FUND PROXIES ...................................................   44
      Election of Directors ...............................................   44
      Converting Closed-end Fund to Open-end Fund .........................   44
      Proxy Contests ......................................................   44
      Investment Advisory Agreements ......................................   44
      Approving New Classes or Series of Shares ...........................   44
      Preferred Stock Proposals ...........................................   44
      1940 Act Policies ...................................................   44
      Changing a Fundamental Restriction to a Nonfundamental Restriction ..   45
      Change Fundamental Investment Objective to Nonfundamental ...........   45
      Name Change Proposals ...............................................   45
      Change in Fund's Subclassification ..................................   45
      Disposition of Assets/Termination/Liquidation .......................   45
      Changes to the Charter Document .....................................   45
      Changing the Domicile of a Fund .....................................   46
      Authorizing the Board to Hire and Terminate Subadvisors Without
         Shareholder Approval .............................................   46
      Distribution Agreements .............................................   46
      Master-Feeder Structure .............................................   46
      Mergers .............................................................   46
   Shareholder Proposals for Mutual Funds .................................   46
      Establish Director Ownership Requirement ............................   46
      Reimburse Shareholder for Expenses Incurred .........................   46
      Terminate the Investment Advisor ....................................   46


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          5

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1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent,

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          6

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;

     -    Disclosures under Section 404 of Sarbanes-Oxley Act;

     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;

     -    Number of outside boards at which a director serves.

   WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.


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WITHHOLD from the members of the Audit Committee if:

     - The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

     - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     - The company has poor compensation practices, which include, but are not limited to:

          - Egregious employment contracts including excessive severance provisions;

          -    Excessive perks that dominate compensation;

          -    Huge bonus payouts without justifiable performance linkage;

          - Performance metrics that are changed during the performance period;

          -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

          -    New CEO with overly generous new hire package;

          -    Internal pay disparity;

          - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          8

2006 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates; (1)

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer; (2)

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company;

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made; (3)

     - Former executive of the company, an affiliate or an acquired firm within the past five years;

     - Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     -    Relative (4) of a current employee of company or its affiliates;

     - Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;

     - Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

     - Employed by (or a relative is employed by) a significant customer or supplier; (5)

     - Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (5)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)

     -    Founder (7) of the company but not currently an employee;

     - Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments (5) from the company or its affiliates. (1)

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material (8) connection to the company other than a board seat.

----------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.


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

(4) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

(5) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(6) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(7) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(8) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

     -    the presence of a majority threshold voting standard;

     - a proxy access provision in the company's bylaws or governance documents; or

     - a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

     -    Annually elected board;

     -    Two-thirds of the board composed of independent directors;

     -    Nominating committee composed solely of independent directors;

     - Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     - Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     -    Absence of superior voting rights for one or more classes of stock;

     - Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     - The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;


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     -    No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         11

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     -    The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     - An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.


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OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         13

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;


     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         15

5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         16

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:


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

     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.


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

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.

(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         19

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives


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

payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


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

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.


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

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

     - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    the main source of the pay increase (over half) is equity-based, and

     -    the CEO is a participant of the equity proposal.


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

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     - A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $_____;

          -    Payment if "not for cause" termination occurs within 12 months:
               $_____;

          - Payment if "change of control" termination occurs within 12 months: $_____.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle


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

          rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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

2006 PROXY SEASON BURN RATE TABLE

                                                               RUSSELL 3000                   NON-RUSSELL 3000
                                                      ------------------------------   ------------------------------
                                                               STANDARD                         STANDARD
   GICS                    DESCRIPTION                 MEAN   DEVIATION   MEAN+STDEV    MEAN   DEVIATION   MEAN+STDEV
-----------   -------------------------------------   -----   ---------   ----------   -----   ---------   ----------
    1010      Energy                                  1.53%     0.96%        2.50%     2.03%     2.53%        4.56%
    1510      Materials                               1.37%     0.74%        2.11%     2.15%     2.01%        4.16%
    2010      Capital Goods                           1.84%     1.09%        2.93%     2.74%     2.63%        5.37%
    2020      Commercial Services & Supplies          2.73%     1.60%        4.33%     3.43%     4.18%        7.61%
    2030      Transportation                          1.76%     1.71%        3.47%     2.18%     2.12%        4.30%
    2510      Automobiles & Components                1.97%     1.27%        3.24%     2.23%     2.29%        4.51%
    2520      Consumer Durables & Apparel             2.04%     1.22%        3.26%     2.86%     2.48%        5.35%
    2530      Hotels Restaurants & Leisure            2.22%     1.09%        3.31%     2.71%     2.46%        5.17%
    2540      Media                                   2.14%     1.24%        3.38%     3.26%     2.52%        5.77%
    2550      Retailing                               2.54%     1.59%        4.12%     4.01%     4.03%        8.03%
3010, 3020,
    3030      Food & Staples Retailing                1.82%     1.31%        3.13%     2.20%     2.79%        4.99%
    3510      Health Care Equipment & Services        3.20%     1.71%        4.91%     4.33%     3.20%        7.53%
    3520      Pharmaceuticals & Biotechnology         3.70%     1.87%        5.57%     5.41%     4.74%        10.15%
    4010      Banks                                   1.46%     1.00%        2.46%     1.38%     1.42%        2.79%
    4020      Diversified Financials                  3.00%     2.28%        5.28%     4.46%     4.01%        8.47%
    4030      Insurance                               1.52%     1.04%        2.56%     2.25%     2.85%        5.10%
    4040      Real Estate                             1.30%     1.01%        2.31%     1.12%     1.67%        2.79%
    4510      Software & Services                     5.02%     2.98%        8.00%     6.92%     6.05%        12.97%
    4520      Technology Hardware & Equipment         3.64%     2.48%        6.11%     4.73%     4.02%        8.75%
    4530      Semiconductors & Semiconductor Equip.   4.81%     2.86%        7.67%     5.01%     3.06%        8.07%
    5010      Telecommunication Services              2.31%     1.61%        3.92%     3.70%     3.41%        7.11%
    5510      Utilities                               0.94%     0.62%        1.56%     2.11%     4.13%        6.24%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

                             ANNUAL STOCK PRICE
CHARACTERISTICS                  VOLATILITY                  PREMIUM
--------------------------   ------------------   ------------------------------
High annual volatility       53% and higher       1 full-value award for 1.5 option shares
Moderate annual volatility   25% - 52%            1 full-value award for 2.0 option shares
Low annual volatility        Less than 25%        1 full-value award for 4.0 option shares

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

     - Egregious employment contracts including excessive severance provisions;

     -    Excessive perks that dominate compensation;

     -    Huge bonus payouts without justifiable performance linkage;

     -    Performance metrics that are changed during the performance period;

     -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

     -    New CEO with overly generous hiring package;


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     -    Internal pay disparity;

     - Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap.

In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or


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          -    If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

        COMPONENT            AMOUNT EARNED/GRANTED                DESCRIPTION
------------------------   -------------------------   --------------------------------
Base Salary                Current figure              Explanation of any increase in
                                                       base salary

Annual Incentive           Target:                     Explanation of specific
                           Actual earned:              performance measures and
                                                       actual deliverables.

                                                       State amount tied to actual
                                                       performance.

                                                       State any discretionary bonus.

Stock Options              Number granted:             Rationale for determining the
                           Exercise price:             number of stock options
                           Vesting:                    issued to CEO.
                           Grant value:
                                                       Accumulated dividend
                                                       equivalents (if any).

Restricted Stock           Number granted:             Performance based or time
                           Vesting:                    based.
                           Grant value:
                                                       Rationale for determining the
                                                       number of restricted stock
                                                       issued to CEO.

                                                       Accumulated dividends on
                                                       vested and unvested portion.

Performance Shares         Minimum:                    Explanation of specific
                           Target:                     performance measures and
                           Maximum:                    actual deliverables.
                           Actual earned:
                           Grant value:                Any dividends on unearned
                                                       performance shares.


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
        COMPONENT            AMOUNT EARNED/GRANTED                DESCRIPTION
------------------------   -------------------------   --------------------------------
Deferred compensation      Executive portion:          Provide structure and terms of
                           Company match (if any):     program.

                           Accumulated executive       Explanation of interest,
                           portion:                    formulas, minimum
                           Accumulated company match   guarantees or multipliers on
                           (if any):                   deferred compensation.

                                                       Any holding periods on the
                                                       company match portion.

                                                       Funding mechanism

Supplemental retirement    Actual projected payment    Provide structure and terms of
benefit                    obligations                 program.

                                                       Explanation of formula,
                                                       additional credits for years not
                                                       worked, multipliers or interest
                                                       on SERPs.

                                                       Funding mechanism.

Executive perquisites      Breakdown of the market     The types of perquisites
                           value of various            provided. Examples: company
                           perquisites                 aircraft, company cars, etc.

Gross-ups (if any)         Breakdown of gross-ups
                           for any pay component

Severance associated       Estimated payout amounts    Single trigger or double
with change-in-control     for cash, equity and        trigger.

Severance (Termination     benefits Estimated payout
scenario under "for        amounts for cash, equity
cause" and "not for        and benefits under
cause")                    different scenarios

Post retirement package    Estimated value of
                           consulting agreement and
                           continuation of benefits

ESTIMATED TOTAL PACKAGE    $

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.


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Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     -    Historic trading patterns;

     -    Rationale for the repricing;

     -    Value-for-value exchange;

     -    Treatment of surrendered options;

     -    Option vesting;

     -    Term of the option;

     -    Exercise price;

     -    Participation.


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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


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OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.


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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;


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     -    The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.


HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers;

     -    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;


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     -    Whether the company has adequately disclosed the financial risks of its subprime business;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.


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Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     - Environmentally conscious practices of peer companies, including endorsement of CERES;

     -    Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors;

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     -    The costs associated with implementing improved standards;

     - The potential costs associated with remediation resulting from poor environmental performance; and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards


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and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.


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Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     -    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:


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

     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee;

     -    Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     -    Agreements with foreign suppliers to meet certain workplace standards;

     -    Whether company and vendor facilities are monitored and how;

     -    Company participation in fair labor organizations;

     -    Type of business;

     -    Proportion of business conducted overseas;

     -    Countries of operation with known human rights abuses;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices;

     -    Union presence in company's international factories.


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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     -    The potential for charges of reverse discrimination;

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components;

     -    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs;

     - Whether the company currently or in the past has manufactured cluster bombs or their components;

     -    The percentage of revenue derived from cluster bomb manufacture;

     -    Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.


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

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     - The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     -    Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;


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

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


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

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and


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

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;


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     -    Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.


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

            Proxy Policy and Guidelines - Lazard Asset Management LLC

                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC

A. INTRODUCTION

         As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

         This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.  RESPONSIBILITY TO VOTE PROXIES

        Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.  GENERAL ADMINISTRATION

         1. OVERVIEW

         Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and



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                                                                   February 2006

European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

         2. ROLE OF THIRD PARTIES

         To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

         ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

         3. VOTING PROCESS

         Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

         Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

         In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

         ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps


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                                                                   February 2006
will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed.
(See Section F, below.)

D.  SPECIFIC PROXY ITEMS

         Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

         1. ROUTINE ITEMS

         Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

         o        routine election or re-election of Directors;

         o appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

         o        issues relating to the timing or conduct of annual meetings;
                  and

         o        name changes.

         2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

         Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

                  A. BOARD OF DIRECTOR AND ITS COMMITTEES

         Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:



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                                                                   February 2006

                  o FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

                  o        FOR a requirement that a substantial majority (e.g.
                           2/3) of a US or UK company's Directors be independent;

                  o ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

                  o FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

                  o FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

                  o FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

                  o ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

                  o AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

                  o AGAINST shareholder proposals seeking union or special-interest representation on the Board;

                  o AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

                  o ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

                  o AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

                  o AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

                  B. ANTI-TAKEOVER MEASURES

         Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

                  o AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;


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                                                                   February 2006

                  o ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

                  o AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

                  o        AGAINST "blank check" preferred stock; and

                  o ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

                  C. CONDUCT OF SHAREHOLDER MEETINGS

         Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

                  o        AGAINST proposals to adjourn meetings;

                  o AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

                  o        FOR proposals providing for confidential voting;

                  o AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

                  o AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

                  o ON A CASE-BY-CASE BASIS on changes to quorum requirements.

         3. CHANGES TO CAPITAL STRUCTURE

         Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

                  o FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

                  o        FOR stock splits and reverse stock splits;

                  o ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;



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                                                                   February 2006

                  o ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

                  o FOR management proposals to adopt or amend dividend reinvestment plans;

                  o AGAINST changes in capital structure designed to be used in poison pill plans; and

                  o ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

         4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

         Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

                  o ON A CASE-BY-CASE BASIS regarding all stock option plans;

                  o AGAINST restricted stock plans that do not involve any performance criteria;

                  o        FOR employee stock purchase plans;

                  o ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

                  o        FOR deferred compensation plans;

                  o AGAINST proposals to approve executive loans to exercise options;

                  o        AGAINST proposals to re-price underwater options;

                  o ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

                  o AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

         5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

         Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

                                                                   February 2006

         6. SOCIAL AND POLITICAL ISSUES

         Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

         Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.


E. VOTING NON-U.S. SECURITIES

         Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.  CONFLICTS OF INTEREST

         1. OVERVIEW

         Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

         Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

         o Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

         o Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

         o Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

                                                                   February 2006

         o A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

         2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

         All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

         ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

         Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

         3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

         Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

                  A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

         Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

         If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is

                                                                   February 2006
material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

         If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

                  B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

         In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

         If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.  REVIEW OF POLICY

         The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

                                                                   February 2006

       Proxy Policy and Guidelines - Metropolitan West Capital Management, LLC

                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                                     POLICY

                                  PROXY VOTING

POLICY

MetWest Capital acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company's authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Company will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the assets, in accordance with these Proxy and Corporate Action Voting Policies and Procedures (these "Policies and Procedures"). Corporate actions requiring shareholder action may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting on corporate actions for clients, the Company's utmost concern is that all decisions be made solely in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Company will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by MetWest Capital to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Chief Investment Officer is ultimately responsible for ensuring that all proxies received by the Company are voted in a timely manner and in a manner consistent with the Company's determination of the clients' best interests. Although many proxy proposals can be voted in accordance with the Company's established Guidelines (see Section V. below) (the "Guidelines"), the Company recognizes that some proposals require special consideration, which may dictate that the Company make an exception to the Guidelines. Periodically, the Company may review the Guidelines and revise the Guidelines at that time.

The Chief Investment Officer is also responsible for ensuring that all corporate actions that require shareholder action received by the Company are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.


September 13, 2005                                                            1

A. Conflicts of Interest

Where a proxy proposal raises a material conflict of interest between the Company's interests and that of one or more its clients, the Company shall resolve such conflict in the manner described below. The Company will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of the Company or an affiliate of the Company is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of the Company or
(iii) companies that have a known material business relationship with the Company.

     1. Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), the Company shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a Case-by-Case basis, the Company will take action as described in items 2 or 3 below. For proxy proposals not described herein, the Company will take action as described in items 2 or 3 below;

     2. Obtain Consent of Clients. The Company shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the Company's conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Company will abstain from voting the securities held by that client's account; or;

     3. Use of an Independent Third Party. Alternatively, the Company may forward all proxy matters in which the Company has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Company will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Company will abstain from voting the securities held by that client's account.

The Chief Investment Officer will review proxies received for conflicts of interest as part of the Company's overall vote review process. All material conflicts of interest identified by the Company will be addressed as described above.

B. Limitations

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Company has determined that it is in the client's best interest, the Company will not vote proxies received. The following are some circumstances in which the Company will limit its role in voting proxies received on client securities:

     1. Client Maintains Proxy Voting Authority: Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Company will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If the Company receives any proxy material, the Company will promptly forward it to the client or specified third party.


September 13, 2005                                                             2

     2. Terminated Account: Once a client's account has been terminated with the Company in accordance with its investment advisory agreement, the Company will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

     3. Unjustifiable Costs: In certain circumstances, based on the results of a cost-benefit analysis, if the Company determines that the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal, the Company may abstain from voting.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Company will maintain for the time periods set forth in the Rule (i) these Policies and Procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Company may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Company that were material to making a decision regarding how to vote or that memorialized the basis for the decision and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Company will describe in its Form ADV Part II (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients about obtaining information on how the Company voted proxies with respect to clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Company's Policies and Procedures by written request addressed to the Company. The Company will coordinate with all mutual fund clients to assist in the provision of all information required by such mutual funds to file on Form N-PX.

GUIDELINES

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in the proxy statements, but will not be considered rigid rules. These Guidelines typically result in the Company voting consistent with the recommendations of the issuer's management in most routine matters, which the Company believes to be in the best interest of clients.

1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

     a.  Proposals to stagger board members' terms;                    Approve

     b.  Proposals to limit the ability of shareholders to call
         special meetings;                                             Approve

     c.  Proposals to require super majority votes;                    Oppose

     d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no
         explanation for the use or need for these additional
         shares;                                                       Oppose

     e.  Proposals regarding "poison pill" provisions; and             Oppose

     f.  Permitting "green mail."                                      Oppose


September 13, 2005                                                             3

2.   Providing cumulative voting rights.                                Oppose

3.   Election of directors recommended by management, except if
     there is a proxy fight.                                           Approve

4.   Election of auditors recommended by management, unless
     seeking to replace if there exists a dispute over policies.       Approve

5.   Date and place of annual meeting.                                 Approve

6.   Limitation on charitable contributions or fees paid to
     lawyers.                                                          Approve

7.   Ratification of directors' actions on routine matters since
     previous annual meeting.                                          Approve

8.   Confidential voting.                                              Approve

     a. Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.

     b. The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

9.   Limiting directors' liability.                                    Approve

10.  Eliminate preemptive right.                                       Approve

     a. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management's ability to raise new capital.

     b. The Company generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

11.  Employee Stock Purchase Plan.                                     Approve

12.  Establish 401(k) Plan.                                            Approve

13.  Pay directors solely in stocks.                                Case-by-Case

14.  Eliminate director mandatory retirement policy.                Case-by-Case

15.  Rotate annual meeting location/date.                           Case-by-Case

16.  Option and stock grants to management and directors.           Case-by-Case

17.  Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection
     requested.                                                     Case-by-Case

18.  "Social issues," unless specific client guidelines supersede.  Case-by-Case


September 13, 2005                                                             4

                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                  PROXY VOTING POLICIES AND PROCEDURES SUMMARY

In compliance with the guidelines of the Securities and Exchange Commission
(SEC), MetWest Capital has adopted the required proxy voting policies and procedures. A summary of MetWest Capital's policies and procedures is provided below.

Generally, and except to the extent that a client otherwise instructs MetWest Capital in writing, MetWest Capital will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as MetWest Capital deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. The Chief Investment Officer is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between the interests of MetWest Capital and its clients, MetWest Capital will vote in accordance with the guidelines where MetWest Capital does not have discretion to deviate from the guidelines. Alternatively, MetWest Capital will obtain voting direction from an independent third party or disclose the conflict of interest to the client and abstain from voting or obtain client consent prior to voting the securities. There may also be a variety of corporate actions or other matters for which shareholder action is required or solicited and with respect to which MetWest Capital may take action that it deems appropriate in its best judgment, except to the extent otherwise required by agreement with the client. These actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

By written request to Geraldine S. Kaskel, Vice President, Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660, a client may obtain a copy of MetWest Capital's proxy voting policies and procedures and/or information on how MetWest Capital has voted proxies with respect to the client's securities.


September 13, 2005                                                             5

            Proxy Policy and Guidelines - SSgA Funds Management, Inc.

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.


AMENDED DECEMBER 8, 2005                                             PAGE 1 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

          Financial statements and allocation of income

          Dividend payouts that are greater than or equal to country and industry standards

          Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter


AMENDED DECEMBER 8, 2005                                             PAGE 2 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

          Reductions in super-majority vote requirements

          Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors


AMENDED DECEMBER 8, 2005                                             PAGE 3 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

          Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

          For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     e Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders


AMENDED DECEMBER 8, 2005                                             PAGE 4 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there ARE no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

          Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected


AMENDED DECEMBER 8, 2005                                             PAGE 5 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

          Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in


AMENDED DECEMBER 8, 2005                                             PAGE 6 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);


AMENDED DECEMBER 8, 2005                                             PAGE 7 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


AMENDED DECEMBER 8, 2005                                             PAGE 8 OF 8

     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.

                                   SUPPLEMENT
                             DATED JANUARY 30, 2007
             TO THE STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                    FOR THE HARTFORD HLS SERIES FUND II, INC.
                        HARTFORD SMALLCAP VALUE HLS FUND
                                 CLASS IB SHARES
                                DATED MAY 1, 2006

The SAI is revised as follows effective January 30, 2007:

THE SECTION ENTITLED PROXY VOTING POLICIES AND PROCEDURES AND APPENDIX B ARE HEREBY DELETED IN THEIR ENTIRETY AND REPLACED AS FOLLOWS:

The Boards of Directors believe that the voting of proxies with respect to securities held by each HLS Fund is an important element of the overall investment process. The HLS Funds have delegated the responsibility to vote such proxies to the Funds' investment manager subject to the continuing oversight of the Boards of Directors. The investment manager has delegated to each Sub-adviser the responsibility to vote proxies. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest. Set forth below is a summary description of the investment manager's and each sub-adviser's policies and procedures. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to Appendix B to this SAI. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-862-6668 and (2) on the SEC's website at www.sec.gov.

                   HL INVESTMENT ADVISORS, LLC ("HL ADVISORS")

As the investment manager, HL Advisors delegates all voting responsibilities to the respective sub-adviser of each fund. Each sub-adviser will vote the proxies in accordance with their proxy voting guidelines. The proxy voting guidelines of each sub-adviser have been reviewed by HL Advisors and approved by the Board of Directors of the respective Fund. The detail records relating to the determination of each vote are maintained by each sub-adviser. Annually, each sub-adviser provides HL Advisors with a report for each fund detailing how the sub-adviser voted with respect to each security and issue being voted upon. The Chief Compliance Officer files the proxy voting record with the SEC on Form N-PX on behalf of the funds and maintains a copy of the filing.

                  KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT

Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:

         1. KAR votes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, KAR's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

         2. KAR has responsibility for voting proxies. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines (1) and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of KAR's investment clients, KAR will override an ISS recommendation. An appropriate committee (2) comprised of senior management will approve the override.

         3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

         4. KAR may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.

                      METROPOLITAN WEST CAPITAL MANAGEMENT

Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Gary W. Lisenbee, the lead strategist for the Small Cap Intrinsic Value strategy, is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.

                           SSGA FUNDS MANAGEMENT, INC.

SSGA Funds Management, Inc. ("SSgA FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio's holdings. SSgA FM takes the view that this will benefit SSgA FM's direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors Investment Committee. The Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services.

In order to facilitate SSgA FM's proxy voting process, SSgA FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of SSgA FM's clients are forwarded to SSgA FM's proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to SSgA FM's attention (as discussed below), the proxy is voted according to SSgA FM's guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by SSgA FM's policies. These proxies are identified through a number of methods, including but not limited to notification from SSgA FM's third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by SSgA FM's policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of a SSgA FM client and those of SSgA FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of SSgA FM's clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy. SSgA FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by SSgA FM's clients do not offer proxy voting in every foreign jurisdiction. In such a case, SSgA FM will be unable to vote such a proxy.

                                   Appendix B
                                Table of contents

1.   Proxy Policy and Guidelines - Kayne Anderson Rudnick Investment Management

2.   Proxy Policy and Guidelines - Metropolitan West Capital Management,LLP

3.   Proxy Policy and Guidelines - SSgA Funds Management, Inc.

   Proxy Policy and Guidelines - Kayne Anderson Rudnick Investment Management

                                  PROXY VOTING

A. POLICY

KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines, available at the KAR website. These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. PROCEDURE

As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that
(i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.

     1. CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

          (i) Where the ISS Proxy Voting Guidelines outline the firm's voting position, either as "for" or "against" such proxy proposal, voting is in accordance with the Adviser's Proxy Voting Guidelines.

          (ii) Where the ISS Proxy Voting Guidelines outline the firm's voting position to be on a "case-by-case basis" for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.

     2. OTHER SPECIAL CIRCUMSTANCES

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

     3. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C. PROXY VOTING RECORDS

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

     (i) A copy of these policies and procedures;

     (ii) A copy of each proxy statement the firm receives regarding client's securities;

     (iii) A record of each vote cast by the firm on behalf of a client;

     (iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

     (v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

D. CLIENT DISCLOSURE

As disclosed in Schedule H of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.

                                     ISS 2006 US PROXY VOTING GUIDELINES SUMMARY

                                                                      (ISS LOGO)
                                              INSTITUTIONAL SHAREHOLDER SERVICES

                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                      ROCKVILLE, MD - 20850-4045
                                                                  (301) 556-0500
                                                              FAX (301) 556-0486
                                                                WWW.ISSPROXY.COM

Copyright (C) 2005 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:
Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850
ISS is a trademark used herein under license.

                    ISS 2006 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2006
                              UPDATED DEC 19, 2005

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS ......................................................    6
      Adjourn Meeting .....................................................    6
      Amend Quorum Requirements ...........................................    6
      Amend Minor Bylaws ..................................................    6
      Change Company Name .................................................    6
      Change Date, Time, or Location of Annual Meeting ....................    6
      Ratifying Auditors ..................................................    6
      Transact Other Business .............................................    6

2. BOARD OF DIRECTORS: ....................................................    7
      Voting on Director Nominees in Uncontested Elections ................    7
      2006 Classification of Directors ....................................    9
      Age Limits ..........................................................   10
      Board Size ..........................................................   10
      Classification/Declassification of the Board ........................   10
      Cumulative Voting ...................................................   10
      Director and Officer Indemnification and Liability Protection .......   11
      Establish/Amend Nominee Qualifications ..............................   11
      Filling Vacancies/Removal of Directors ..............................   11
      Independent Chair (Separate Chair/CEO) ..............................   11
      Majority of Independent Directors/Establishment of Committees .......   12
      Majority Vote Shareholder Proposals .................................   12
      Office of the Board .................................................   13
      Open Access .........................................................   13
      Stock Ownership Requirements ........................................   13
      Term Limits .........................................................   13

3. PROXY CONTESTS .........................................................   14
      Voting for Director Nominees in Contested Elections .................   14
      Reimbursing Proxy Solicitation Expenses .............................   14
      Confidential Voting .................................................   14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES ........................   15
      Advance Notice Requirements for Shareholder Proposals/Nominations ...   15
      Amend Bylaws without Shareholder Consent ............................   15
      Poison Pills ........................................................   15
      Shareholder Ability to Act by Written Consent .......................   15
      Shareholder Ability to Call Special Meetings ........................   15
      Supermajority Vote Requirements .....................................   15

5. MERGERS AND CORPORATE RESTRUCTURINGS ...................................   16
   Overall Approach .......................................................   16


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          2

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
      Appraisal Rights ....................................................   16
      Asset Purchases .....................................................   16
      Asset Sales .........................................................   17
      Bundled Proposals ...................................................   17
      Conversion of Securities ............................................   17
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
         Plans/Reverse Leveraged Buyouts/Wrap Plans ......................    17
      Formation of Holding Company ........................................   17
      Going Private Transactions (LBOs, Minority Squeezeouts, and Going
         Dark) ............................................................   18
      Joint Ventures ......................................................   18
      Liquidations ........................................................   18
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
         or Acquisition ...................................................   18
      Private Placements/Warrants/Convertible Debentures ..................   18
      Spinoffs ............................................................   19
      Value Maximization Proposals ........................................   19

6. STATE OF INCORPORATION .................................................   20
      Control Share Acquisition Provisions ................................   20
      Control Share Cash-out Provisions ...................................   20
      Disgorgement Provisions .............................................   20
      Fair Price Provisions ...............................................   20
      Freeze-out Provisions ...............................................   20
      Greenmail ...........................................................   20
      Reincorporation Proposals ...........................................   21
      Stakeholder Provisions ..............................................   21
      State Antitakeover Statutes .........................................   21

7. CAPITAL STRUCTURE ......................................................   22
      Adjustments to Par Value of Common Stock ............................   22
      Common Stock Authorization ..........................................   22
      Dual-Class Stock ....................................................   22
      Issue Stock for Use with Rights Plan ................................   22
      Preemptive Rights ...................................................   22
      Preferred Stock .....................................................   22
      Recapitalization ....................................................   23
      Reverse Stock Splits ................................................   23
      Share Repurchase Programs ...........................................   23
      Stock Distributions: Splits and Dividends ...........................   23
      Tracking Stock ......................................................   23

8. EXECUTIVE AND DIRECTOR COMPENSATION ....................................   24
   Equity Compensation Plans ..............................................   24
      Cost of Equity Plans ................................................   24
      Repricing Provisions ................................................   24
      Pay-for Performance Disconnect ......................................   24
      Three-Year Burn Rate/Burn Rate Commitment ...........................   26
      Poor Pay Practices ..................................................   27
   Specific Treatment of Certain Award Types in Equity Plan Evaluations: ..   28
      Dividend Equivalent Rights ..........................................   28
      Liberal Share Recycling Provisions ..................................   28
      Transferable Stock Option Awards ....................................   28
   Other Compensation Proposals and Policies ..............................   28
      401(k) Employee Benefit Plans .......................................   28


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
      Director Compensation ...............................................   28
      Director Retirement Plans ...........................................   29
      Disclosure of CEO Compensation-Tally Sheet ..........................   29
      Employee Stock Ownership Plans (ESOPs) ..............................   30
      Employee Stock Purchase Plans-- Qualified Plans .....................   30
      Employee Stock Purchase Plans-- Non-Qualified Plans .................   31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
      Compensation Proposals) .............................................   31
      Option Exchange Programs/Repricing Options ..........................   31
      Stock Plans in Lieu of Cash .........................................   32
      Transfer Programs of Stock Options ..................................   32
   Shareholder Proposals on Compensation ..................................   32
      Disclosure/Setting Levels or Types of Compensation for Executives
         and Directors ....................................................   32
      Option Expensing ....................................................   33
      Option Repricing ....................................................   33
      Pension Plan Income Accounting ......................................   33
      Performance-Based Awards ............................................   33
      Severance Agreements for Executives/Golden Parachutes ...............   33
      Supplemental Executive Retirement Plans (SERPs) .....................   33

9. CORPORATE RESPONSIBILITY ...............................................   34
   Consumer Issues and Public Safety ......................................   34
      Animal Rights .......................................................   34
      Drug Pricing ........................................................   34
      Drug Reimportation ..................................................   34
      Genetically Modified Foods ..........................................   34
      Handguns ............................................................   35
      HIV/AIDS ............................................................   35
      Predatory Lending ...................................................   35
      Tobacco .............................................................   36
      Toxic Chemicals .....................................................   36
   Environment and Energy .................................................   37
      Arctic National Wildlife Refuge .....................................   37
      CERES Principles ....................................................   37
      Concentrated Area Feeding Operations (CAFOs) ........................   37
      Environmental-Economic Risk Report ..................................   37
      Environmental Reports ...............................................   37
      Global Warming ......................................................   37
      Kyoto Protocol Compliance ...........................................   38
      Land Use ............................................................   38
      Nuclear Safety ......................................................   38
      Operations in Protected Areas .......................................   38
      Recycling ...........................................................   38
      Renewable Energy ....................................................   38
      Sustainability Report ...............................................   39
   General Corporate Issues ...............................................   39
      Charitable/Political Contributions ..................................   39
      Link Executive Compensation to Social Performance ...................   39
      Outsourcing/Offshoring ..............................................   40
   Labor Standards and Human Rights .......................................   40
      China Principles ....................................................   40
      Country-specific Human Rights Reports ...............................   40
      International Codes of Conduct/Vendor Standards .....................   40
      MacBride Principles .................................................   41


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          4

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
   Military Business ......................................................   41
      Foreign Military Sales/Offsets ......................................   41
      Landmines and Cluster Bombs .........................................   41
      Nuclear Weapons .....................................................   41
      Operations in Nations Sponsoring Terrorism (e.g., Iran) .............   42
      Spaced-Based Weaponization ..........................................   42
   Workplace Diversity ....................................................   42
      Board Diversity .....................................................   42
      Equal Employment Opportunity (EEO) ..................................   42
      Glass Ceiling .......................................................   42
      Sexual Orientation ..................................................   43

10. MUTUAL FUND PROXIES ...................................................   44
      Election of Directors ...............................................   44
      Converting Closed-end Fund to Open-end Fund .........................   44
      Proxy Contests ......................................................   44
      Investment Advisory Agreements ......................................   44
      Approving New Classes or Series of Shares ...........................   44
      Preferred Stock Proposals ...........................................   44
      1940 Act Policies ...................................................   44
      Changing a Fundamental Restriction to a Nonfundamental Restriction ..   45
      Change Fundamental Investment Objective to Nonfundamental ...........   45
      Name Change Proposals ...............................................   45
      Change in Fund's Subclassification ..................................   45
      Disposition of Assets/Termination/Liquidation .......................   45
      Changes to the Charter Document .....................................   45
      Changing the Domicile of a Fund .....................................   46
      Authorizing the Board to Hire and Terminate Subadvisors Without
         Shareholder Approval .............................................   46
      Distribution Agreements .............................................   46
      Master-Feeder Structure .............................................   46
      Mergers .............................................................   46
   Shareholder Proposals for Mutual Funds .................................   46
      Establish Director Ownership Requirement ............................   46
      Reimburse Shareholder for Expenses Incurred .........................   46
      Terminate the Investment Advisor ....................................   46


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1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent,

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          6

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;

     -    Disclosures under Section 404 of Sarbanes-Oxley Act;

     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;

     -    Number of outside boards at which a director serves.

   WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.


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WITHHOLD from the members of the Audit Committee if:

     - The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

     - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     - The company has poor compensation practices, which include, but are not limited to:

          - Egregious employment contracts including excessive severance provisions;

          -    Excessive perks that dominate compensation;

          -    Huge bonus payouts without justifiable performance linkage;

          - Performance metrics that are changed during the performance period;

          -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

          -    New CEO with overly generous new hire package;

          -    Internal pay disparity;

          - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


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2006 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates; (1)

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer; (2)

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company;

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made; (3)

     - Former executive of the company, an affiliate or an acquired firm within the past five years;

     - Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     -    Relative (4) of a current employee of company or its affiliates;

     - Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;

     - Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

     - Employed by (or a relative is employed by) a significant customer or supplier; (5)

     - Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (5)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)

     -    Founder (7) of the company but not currently an employee;

     - Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments (5) from the company or its affiliates. (1)

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material (8) connection to the company other than a board seat.

----------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          9

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(4)  "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

(5) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(6) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(7) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(8) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

     -    the presence of a majority threshold voting standard;

     - a proxy access provision in the company's bylaws or governance documents; or

     - a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

     -    Annually elected board;

     -    Two-thirds of the board composed of independent directors;

     -    Nominating committee composed solely of independent directors;

     - Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     - Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     -    Absence of superior voting rights for one or more classes of stock;

     - Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     - The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         10

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     -    No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         11

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     -    The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     - An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.


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OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;


     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.


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ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:


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     -    Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.


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Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives


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payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


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Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.


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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

     - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    the main source of the pay increase (over half) is equity-based, and

     -    the CEO is a participant of the equity proposal.


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Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     - A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $_____;

          -    Payment if "not for cause" termination occurs within 12 months:
               $_____;

          - Payment if "change of control" termination occurs within 12 months: $_____.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle


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          rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         26

2006 PROXY SEASON BURN RATE TABLE

                                                               RUSSELL 3000                   NON-RUSSELL 3000
                                                      ------------------------------   ------------------------------
                                                               STANDARD                         STANDARD
   GICS                    DESCRIPTION                 MEAN   DEVIATION   MEAN+STDEV    MEAN   DEVIATION   MEAN+STDEV
-----------   -------------------------------------   -----   ---------   ----------   -----   ---------   ----------
    1010      Energy                                  1.53%     0.96%        2.50%     2.03%     2.53%        4.56%
    1510      Materials                               1.37%     0.74%        2.11%     2.15%     2.01%        4.16%
    2010      Capital Goods                           1.84%     1.09%        2.93%     2.74%     2.63%        5.37%
    2020      Commercial Services & Supplies          2.73%     1.60%        4.33%     3.43%     4.18%        7.61%
    2030      Transportation                          1.76%     1.71%        3.47%     2.18%     2.12%        4.30%
    2510      Automobiles & Components                1.97%     1.27%        3.24%     2.23%     2.29%        4.51%
    2520      Consumer Durables & Apparel             2.04%     1.22%        3.26%     2.86%     2.48%        5.35%
    2530      Hotels Restaurants & Leisure            2.22%     1.09%        3.31%     2.71%     2.46%        5.17%
    2540      Media                                   2.14%     1.24%        3.38%     3.26%     2.52%        5.77%
    2550      Retailing                               2.54%     1.59%        4.12%     4.01%     4.03%        8.03%
3010, 3020,
    3030      Food & Staples Retailing                1.82%     1.31%        3.13%     2.20%     2.79%        4.99%
    3510      Health Care Equipment & Services        3.20%     1.71%        4.91%     4.33%     3.20%        7.53%
    3520      Pharmaceuticals & Biotechnology         3.70%     1.87%        5.57%     5.41%     4.74%        10.15%
    4010      Banks                                   1.46%     1.00%        2.46%     1.38%     1.42%        2.79%
    4020      Diversified Financials                  3.00%     2.28%        5.28%     4.46%     4.01%        8.47%
    4030      Insurance                               1.52%     1.04%        2.56%     2.25%     2.85%        5.10%
    4040      Real Estate                             1.30%     1.01%        2.31%     1.12%     1.67%        2.79%
    4510      Software & Services                     5.02%     2.98%        8.00%     6.92%     6.05%        12.97%
    4520      Technology Hardware & Equipment         3.64%     2.48%        6.11%     4.73%     4.02%        8.75%
    4530      Semiconductors & Semiconductor Equip.   4.81%     2.86%        7.67%     5.01%     3.06%        8.07%
    5010      Telecommunication Services              2.31%     1.61%        3.92%     3.70%     3.41%        7.11%
    5510      Utilities                               0.94%     0.62%        1.56%     2.11%     4.13%        6.24%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

                             ANNUAL STOCK PRICE
CHARACTERISTICS                  VOLATILITY                  PREMIUM
--------------------------   ------------------   ------------------------------
High annual volatility       53% and higher       1 full-value award for 1.5 option shares
Moderate annual volatility   25% - 52%            1 full-value award for 2.0 option shares
Low annual volatility        Less than 25%        1 full-value award for 4.0 option shares

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

     - Egregious employment contracts including excessive severance provisions;

     -    Excessive perks that dominate compensation;

     -    Huge bonus payouts without justifiable performance linkage;

     -    Performance metrics that are changed during the performance period;

     -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

     -    New CEO with overly generous hiring package;


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         27

     -    Internal pay disparity;

     - Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap.

In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         28

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

        COMPONENT            AMOUNT EARNED/GRANTED                DESCRIPTION
------------------------   -------------------------   --------------------------------
Base Salary                Current figure              Explanation of any increase in
                                                       base salary

Annual Incentive           Target:                     Explanation of specific
                           Actual earned:              performance measures and
                                                       actual deliverables.

                                                       State amount tied to actual
                                                       performance.

                                                       State any discretionary bonus.

Stock Options              Number granted:             Rationale for determining the
                           Exercise price:             number of stock options
                           Vesting:                    issued to CEO.
                           Grant value:
                                                       Accumulated dividend
                                                       equivalents (if any).

Restricted Stock           Number granted:             Performance based or time
                           Vesting:                    based.
                           Grant value:
                                                       Rationale for determining the
                                                       number of restricted stock
                                                       issued to CEO.

                                                       Accumulated dividends on
                                                       vested and unvested portion.

Performance Shares         Minimum:                    Explanation of specific
                           Target:                     performance measures and
                           Maximum:                    actual deliverables.
                           Actual earned:
                           Grant value:                Any dividends on unearned
                                                       performance shares.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         29

        COMPONENT            AMOUNT EARNED/GRANTED                DESCRIPTION
------------------------   -------------------------   --------------------------------
Deferred compensation      Executive portion:          Provide structure and terms of
                           Company match (if any):     program.

                           Accumulated executive       Explanation of interest,
                           portion:                    formulas, minimum
                           Accumulated company match   guarantees or multipliers on
                           (if any):                   deferred compensation.

                                                       Any holding periods on the
                                                       company match portion.

                                                       Funding mechanism

Supplemental retirement    Actual projected payment    Provide structure and terms of
benefit                    obligations                 program.

                                                       Explanation of formula,
                                                       additional credits for years not
                                                       worked, multipliers or interest
                                                       on SERPs.

                                                       Funding mechanism.

Executive perquisites      Breakdown of the market     The types of perquisites
                           value of various            provided. Examples: company
                           perquisites                 aircraft, company cars, etc.

Gross-ups (if any)         Breakdown of gross-ups
                           for any pay component

Severance associated       Estimated payout amounts    Single trigger or double
with change-in-control     for cash, equity and        trigger.

Severance (Termination     benefits Estimated payout
scenario under "for        amounts for cash, equity
cause" and "not for        and benefits under
cause")                    different scenarios

Post retirement package    Estimated value of
                           consulting agreement and
                           continuation of benefits

ESTIMATED TOTAL PACKAGE    $

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.


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

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     -    Historic trading patterns;

     -    Rationale for the repricing;

     -    Value-for-value exchange;

     -    Treatment of surrendered options;

     -    Option vesting;

     -    Term of the option;

     -    Exercise price;

     -    Participation.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         31

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         32

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         33

9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         34

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.


HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers;

     -    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         35

     - Whether the company has adequately disclosed the financial risks of its subprime business;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         36

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     - Environmentally conscious practices of peer companies, including endorsement of CERES;

     -    Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors;

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     -    The costs associated with implementing improved standards;

     - The potential costs associated with remediation resulting from poor environmental performance; and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         37
and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.


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

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     -    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         39

     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee;

     -    Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     -    Agreements with foreign suppliers to meet certain workplace standards;

     -    Whether company and vendor facilities are monitored and how;

     -    Company participation in fair labor organizations;

     -    Type of business;

     -    Proportion of business conducted overseas;

     -    Countries of operation with known human rights abuses;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices;

     -    Union presence in company's international factories.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         40

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     -    The potential for charges of reverse discrimination;

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components;

     -    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs;

     - Whether the company currently or in the past has manufactured cluster bombs or their components;

     -    The percentage of revenue derived from cluster bomb manufacture;

     -    Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         41

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     - The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     -    Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         42

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         43

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         44

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         45

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         46

       Proxy Policy and Guidelines - Metropolitan West Capital Management, LLC

                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                                     POLICY

                                  PROXY VOTING

POLICY

MetWest Capital acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company's authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Company will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the assets, in accordance with these Proxy and Corporate Action Voting Policies and Procedures (these "Policies and Procedures"). Corporate actions requiring shareholder action may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting on corporate actions for clients, the Company's utmost concern is that all decisions be made solely in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Company will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by MetWest Capital to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Chief Investment Officer is ultimately responsible for ensuring that all proxies received by the Company are voted in a timely manner and in a manner consistent with the Company's determination of the clients' best interests. Although many proxy proposals can be voted in accordance with the Company's established Guidelines (see Section V. below) (the "Guidelines"), the Company recognizes that some proposals require special consideration, which may dictate that the Company make an exception to the Guidelines. Periodically, the Company may review the Guidelines and revise the Guidelines at that time.

The Chief Investment Officer is also responsible for ensuring that all corporate actions that require shareholder action received by the Company are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.


September 13, 2005                                                            1

A. Conflicts of Interest

Where a proxy proposal raises a material conflict of interest between the Company's interests and that of one or more its clients, the Company shall resolve such conflict in the manner described below. The Company will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of the Company or an affiliate of the Company is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of the Company or
(iii) companies that have a known material business relationship with the Company.

     1. Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), the Company shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a Case-by-Case basis, the Company will take action as described in items 2 or 3 below. For proxy proposals not described herein, the Company will take action as described in items 2 or 3 below;

     2. Obtain Consent of Clients. The Company shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the Company's conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Company will abstain from voting the securities held by that client's account; or;

     3. Use of an Independent Third Party. Alternatively, the Company may forward all proxy matters in which the Company has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Company will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Company will abstain from voting the securities held by that client's account.

The Chief Investment Officer will review proxies received for conflicts of interest as part of the Company's overall vote review process. All material conflicts of interest identified by the Company will be addressed as described above.

B. Limitations

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Company has determined that it is in the client's best interest, the Company will not vote proxies received. The following are some circumstances in which the Company will limit its role in voting proxies received on client securities:

     1. Client Maintains Proxy Voting Authority: Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Company will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If the Company receives any proxy material, the Company will promptly forward it to the client or specified third party.


September 13, 2005                                                             2

     2. Terminated Account: Once a client's account has been terminated with the Company in accordance with its investment advisory agreement, the Company will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

     3. Unjustifiable Costs: In certain circumstances, based on the results of a cost-benefit analysis, if the Company determines that the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal, the Company may abstain from voting.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Company will maintain for the time periods set forth in the Rule (i) these Policies and Procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Company may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Company that were material to making a decision regarding how to vote or that memorialized the basis for the decision and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Company will describe in its Form ADV Part II (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients about obtaining information on how the Company voted proxies with respect to clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Company's Policies and Procedures by written request addressed to the Company. The Company will coordinate with all mutual fund clients to assist in the provision of all information required by such mutual funds to file on Form N-PX.

GUIDELINES

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in the proxy statements, but will not be considered rigid rules. These Guidelines typically result in the Company voting consistent with the recommendations of the issuer's management in most routine matters, which the Company believes to be in the best interest of clients.

1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

     a.  Proposals to stagger board members' terms;                    Approve

     b.  Proposals to limit the ability of shareholders to call
         special meetings;                                             Approve

     c.  Proposals to require super majority votes;                    Oppose

     d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no
         explanation for the use or need for these additional
         shares;                                                       Oppose

     e.  Proposals regarding "poison pill" provisions; and             Oppose

     f.  Permitting "green mail."                                      Oppose


September 13, 2005                                                             3

2.   Providing cumulative voting rights.                                Oppose

3.   Election of directors recommended by management, except if
     there is a proxy fight.                                           Approve

4.   Election of auditors recommended by management, unless
     seeking to replace if there exists a dispute over policies.       Approve

5.   Date and place of annual meeting.                                 Approve

6.   Limitation on charitable contributions or fees paid to
     lawyers.                                                          Approve

7.   Ratification of directors' actions on routine matters since
     previous annual meeting.                                          Approve

8.   Confidential voting.                                              Approve

     a. Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.

     b. The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

9.   Limiting directors' liability.                                    Approve

10.  Eliminate preemptive right.                                       Approve

     a. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management's ability to raise new capital.

     b. The Company generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

11.  Employee Stock Purchase Plan.                                     Approve

12.  Establish 401(k) Plan.                                            Approve

13.  Pay directors solely in stocks.                                Case-by-Case

14.  Eliminate director mandatory retirement policy.                Case-by-Case

15.  Rotate annual meeting location/date.                           Case-by-Case

16.  Option and stock grants to management and directors.           Case-by-Case

17.  Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection
     requested.                                                     Case-by-Case

18.  "Social issues," unless specific client guidelines supersede.  Case-by-Case


September 13, 2005                                                             4

                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                  PROXY VOTING POLICIES AND PROCEDURES SUMMARY

In compliance with the guidelines of the Securities and Exchange Commission
(SEC), MetWest Capital has adopted the required proxy voting policies and procedures. A summary of MetWest Capital's policies and procedures is provided below.

Generally, and except to the extent that a client otherwise instructs MetWest Capital in writing, MetWest Capital will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as MetWest Capital deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. The Chief Investment Officer is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between the interests of MetWest Capital and its clients, MetWest Capital will vote in accordance with the guidelines where MetWest Capital does not have discretion to deviate from the guidelines. Alternatively, MetWest Capital will obtain voting direction from an independent third party or disclose the conflict of interest to the client and abstain from voting or obtain client consent prior to voting the securities. There may also be a variety of corporate actions or other matters for which shareholder action is required or solicited and with respect to which MetWest Capital may take action that it deems appropriate in its best judgment, except to the extent otherwise required by agreement with the client. These actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

By written request to Geraldine S. Kaskel, Vice President, Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660, a client may obtain a copy of MetWest Capital's proxy voting policies and procedures and/or information on how MetWest Capital has voted proxies with respect to the client's securities.


September 13, 2005                                                             5

            Proxy Policy and Guidelines - SSgA Funds Management, Inc.

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.


AMENDED DECEMBER 8, 2005                                             PAGE 1 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

          Financial statements and allocation of income

          Dividend payouts that are greater than or equal to country and industry standards

          Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter


AMENDED DECEMBER 8, 2005                                             PAGE 2 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

          Reductions in super-majority vote requirements

          Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors


AMENDED DECEMBER 8, 2005                                             PAGE 3 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

          Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

          For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     e Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders


AMENDED DECEMBER 8, 2005                                             PAGE 4 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there ARE no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

          Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected


AMENDED DECEMBER 8, 2005                                             PAGE 5 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

          Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in


AMENDED DECEMBER 8, 2005                                             PAGE 6 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);


AMENDED DECEMBER 8, 2005                                             PAGE 7 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


AMENDED DECEMBER 8, 2005                                             PAGE 8 OF 8

     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.